     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 5, 1999
                                                   REGISTRATION NO. 333-73171
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                            THE SECURITIES ACT OF 1933                  [X]

                               ----------------
     PRE-EFFECTIVE AMENDMENT NO. 1                                      [X]
     POST-EFFECTIVE AMENDMENT NO.                                       [ ]


                               ----------------
                          TCW/DW MID-CAP EQUITY TRUST
              (Exact Name of Registrant as Specified in Charter)


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)


                                  212-392-2550
                        (Registrant's Telephone Number)


                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (Name and Address of Agent for Service)


                               ----------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                               ----------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                   The Exhibit Index is located on page [   ]

     Pursuant to Rule 429, this Registration Statement relates to shares previously registered by the Registrant on Form N-1A (Registration Nos. 33-63685, 811-7377).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FORM N-14

                          TCW/DW MID-CAP EQUITY TRUST

                             CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933




PART A OF FORM N-14 ITEM NO.              PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -------------------------------------------------------
 1(a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                              *
 2(a) ........................                              *
  (b) ........................   Table of Contents
 3(a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
 4(a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
 5(a) ........................   Registrant's Prospectus
  (b) ........................                              *
  (c) ........................                              *
  (d) ........................                              *
  (e) ........................   Available Information
  (f) ........................   Available Information
 6(a) ........................   Prospectus of Morgan Stanley Dean Witter Mid-Cap
                                 Growth Fund
  (b) ........................   Available Information
  (c) ........................                              *
  (d) ........................                              *
 7(a) ........................   Introduction -- Proxies
  (b) ........................                              *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
 8(a) ........................   The Reorganization
  (b) ........................                              *
 9  ..........................                              *


PART B OF FORM N-14 ITEM NO.         STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ---------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                            *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about TCW/DW Mid-Cap Equity
                                 Trust
  (b) ........................                            *
  (c) ........................                            *

PART B OF FORM N-14 ITEM NO.             STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ----------------------------------------------------------
13(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Mid-Cap Growth Fund
  (b) ........................                               *
  (c) ........................                               *
14  ..........................   Registrant's Annual Report for the fiscal year ended
                                 November 30, 1998; Morgan Stanley Dean Witter
                                 Mid-Cap Growth Fund's Annual Report for the fiscal
                                 year ended May 31, 1998 and the Semi-Annual Report
                                 (unaudited) for the period ended November 30, 1998;
                                 and Pro Forma financial statements for Registrant for the
                                 period ended November 30, 1998.

PART C OF FORM N-14 ITEM NO.                     OTHER INFORMATION HEADING
-------------------------------  ----------------------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

--------------------
*     Not Applicable or negative answer

                MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND:



     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 a.m., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between MSDW Mid-Cap and TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap"), pursuant to which substantially all of the assets of MSDW Mid-Cap would be combined with those of TCW/DW Mid-Cap and shareholders of MSDW Mid-Cap would become shareholders of TCW/DW Mid-Cap receiving shares of TCW/DW Mid-Cap with a value equal to the value of their holdings in MSDW Mid-Cap (the "Reorganization"). The proposed Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Subsequent to the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."

2.  To act upon such other matters as may properly come before the Meeting.


     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF MSDW MID-CAP RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary
April   , 1999


                                   IMPORTANT

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INSTRUCTION CARD.

                          TCW/DW MID-CAP EQUITY TRUST


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                         ACQUISITION OF THE ASSETS OF
                MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND


                        BY AND IN EXCHANGE FOR SHARES OF
                          TCW/DW MID-CAP EQUITY TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all of the assets of MSDW Mid-Cap will be combined with those of TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") in exchange for shares of TCW/DW Mid-Cap (the "Reorganization"). As a result of this transaction, shareholders of MSDW Mid-Cap will become shareholders of TCW/DW Mid-Cap and will receive shares of TCW/DW Mid-Cap with a value equal to the value of their holdings in MSDW Mid-Cap. The Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. ("TCW") would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Subsequent to the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."


     The terms and conditions of the proposed Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between MSDW Mid-Cap and TCW/DW Mid-Cap, attached hereto as Exhibit
A. The address of MSDW Mid-Cap is that of TCW/DW Mid-Cap set forth above. This Proxy Statement also constitutes a Prospectus of TCW/DW Mid-Cap, which is dated
April   , 1999, filed by TCW/DW Mid-Cap with the Securities and Exchange
Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").



     TCW/DW Mid-Cap is an open-end diversified management investment company whose investment objective is long-term capital appreciation. The fund seeks to achieve its investment objective by investing primarily in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (approximately between $192 million and $11.7 billion as of February 26, 1999) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations.


     This Proxy Statement and Prospectus sets forth concisely information about TCW/DW Mid-Cap that shareholders of MSDW Mid-Cap should know before voting on the Reorganization Agreement. A copy of the Prospectus of TCW/DW Mid-Cap dated March 29, 1999, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is TCW/DW Mid-Cap's Annual Report for the fiscal year ended November 30, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement
and Prospectus (the "Additional Statement"), dated April   , 1999, has been
filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are MSDW Mid-Cap's Prospectus, dated July 29, 1998, and Annual Report for its fiscal year ended May 31, 1998 and the succeeding unaudited Semi-Annual Report for the six months ended November 30, 1998. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).



Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL  , 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS





                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      2
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of MSDW Mid-Cap and TCW/DW Mid-Cap ..........................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     12
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT MSDW MID-CAP AND TCW/DW MID-CAP .............................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     20
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated February 25, 1999, by and between
 MSDW Mid-Cap and TCW/DW Mid-Cap .........................................................    A-1
Exhibit B - Prospectus of TCW/DW Mid-Cap dated March 29, 1999 ............................    B-1

                MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of MSDW Mid-Cap (the "Board") of proxies to be used at the Special Meeting of Shareholders of MSDW Mid-Cap to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and
Prospectus will be made on or about April   , 1999.


     At the Meeting, MSDW Mid-Cap shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between MSDW Mid-Cap and TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") pursuant to which substantially all of the assets of MSDW Mid-Cap will be combined with those of TCW/DW Mid-Cap in exchange for shares of TCW/DW Mid-Cap. As a result of this transaction, Shareholders will become shareholders of TCW/DW Mid-Cap and will receive shares of TCW/DW Mid-Cap equal to the value of their holdings in MSDW Mid-Cap on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of MSDW Mid-Cap will receive Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap, respectively. The shares to be issued by TCW/DW Mid-Cap pursuant to the Reorganization (the "TCW/DW Mid-Cap Shares") will be issued at net asset value without an initial sales charge. Further information relating to TCW/DW Mid-Cap is set forth herein and in TCW/DW Mid-Cap's current Prospectus, dated March 29, 1999 ("TCW/DW Mid-Cap's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference. The Reorganization, even if approved by shareholders of MSDW Mid-Cap, is contingent upon implementation of proposals pursuant to which (1) Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") would become the investment manager for TCW/DW Mid-Cap; (2) TCW Funds Management, Inc. ("TCW") would become sub-advisor for TCW/DW Mid-Cap; and (3) TCW/DW Mid-Cap would become a member of the Morgan Stanley Dean Witter family of funds (collectively, the "TCW/DW Mid-Cap Conversion Transaction"). Implementation of the TCW/DW Mid-Cap Conversion Transaction is subject to approval by shareholders of TCW/DW Mid-Cap. Upon effectiveness of the TCW/DW Mid-Cap Conversion Transaction, TCW/DW Mid-Cap will change its name to "Morgan Stanley Dean Witter Mid-Cap Equity Trust."

     The information concerning MSDW Mid-Cap contained herein has been supplied by MSDW Mid-Cap and the information concerning TCW/DW Mid-Cap contained herein has been supplied by TCW/DW Mid-Cap.


RECORD DATE; SHARE INFORMATION


     The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 36,897,606 shares of MSDW Mid-Cap issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of MSDW Mid-Cap as of the Record
Date: Class A -- Morgan Stanley Dean Witter Trust FSB (MSDW Trust), TTEE, Art Soune Inc. 401(k) Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (10.929%),
Beatus Pension Trust, U/A Dtd 3/1/71 BL Beatus MD, TTEE, 55 Humphreys Center, Suite 300, Memphis, TN 38120-2367 (7.647%) and MSDW Trust, TTEE, Del Campo Baking Company Inc., Salary Reduction, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (5.298%); and Class D -- Hare & Co., c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 (82.042%). As of the Record Date, the trustees and officers of MSDW Mid-Cap, as a group, owned less than 1% of the outstanding shares of MSDW Mid-Cap.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of TCW/DW Mid-Cap as of the Record
Date: Class A -- Reed A. Larson & Joyce A. Larson, JTWROS, N7766 Highway 26, Watertown, WI 53094-9440 (9.5%) and Blush & Co., P.O. Box 976, New York, NY 10268-0976 (7.1%); Class C -- Adam J. Gilburne, 5104 Greystone Way, Birmingham, AL 35242-7200 (6.0%); and Class D -- Morgan Stanley Dean Witter Advisors Inc.,
Attn: Maurice Bendrihem, Two World Trade Center, New York, NY 10048-0203 (42.2%) and Resources Trust Company, TTEE, U/A IRA 04/08/97 FBO Freeman A. Machado, P.O. Box 5900, Denver, CO 80217-5900 (57.7%). As of the Record Date, the trustees and officers of TCW/DW Mid-Cap, as a group, owned less than 1% of the outstanding shares of TCW/DW Mid-Cap.



PROXIES


     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by any of the following: (i) written notice of revocation to the Secretary of MSDW Mid-Cap at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning (whether by mail or, as discussed below, by touchtone telephone or the Internet) a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of MSDW Mid-Cap present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by MSDW Mid-Cap which expenses are expected to approximate $220,000. MSDW Mid-Cap and TCW/DW Mid-Cap will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of MSDW Mid-Cap, and officers and regular employees of MSDW Advisors and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.


     In certain instances, MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. This telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. MSDW Mid-Cap has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of MSDW Mid-Cap represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, MSDW Mid-Cap will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, TCW/DW Mid-Cap's Prospectus, which is attached to this Proxy Statement and Prospectus and incorporated herein by reference.



THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of MSDW Mid-Cap, subject to stated liabilities, to TCW/DW Mid-Cap in exchange for the TCW/DW Mid-Cap Shares. The aggregate net asset value of the TCW/DW Mid-Cap Shares issued in the exchange will equal the aggregate value of the net assets of MSDW Mid-Cap received by TCW/DW Mid-Cap. On or after the closing date scheduled for the Reorganization (the "Closing Date"), MSDW Mid-Cap will distribute the TCW/DW Mid-Cap Shares received by MSDW Mid-Cap to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of MSDW Mid-Cap and MSDW Mid-Cap will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional TCW/DW Mid-Cap Shares equal in value to such Shareholder's pro rata interest in the net assets of MSDW Mid-Cap transferred to TCW/DW Mid-Cap. Pursuant to the Reorganization, each Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of MSDW Mid-Cap will become holders of Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap, respectively. Shareholders holding their shares of MSDW Mid-Cap in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of TCW/DW Mid-Cap (showing its new name Morgan Stanley Dean Witter Mid-Cap Equity Trust); however, such Shareholders will not be able to redeem, transfer or exchange the TCW/DW Mid-Cap Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MSDW MID-CAP ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MSDW MID-CAP AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     MSDW Mid-Cap and TCW/DW Mid-Cap each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of MSDW Mid-Cap incurred during the twelve month period ended November 30, 1998. With respect to TCW/DW Mid-Cap, the table sets forth expenses and fees based on the fund's November 30, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (TCW/DW Mid-Cap) reflecting what the fee schedule would have been on November 30, 1998, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses



                                                                MSDW             TCW/DW          PRO FORMA
                                                              MID-CAP           MID-CAP           COMBINED
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................     5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................   none (2)          none (2)          none (2)
Class B ...............................................     5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................     1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none


Annual Fund Operating Expenses As a Percentage of Average Net Assets




                                    MSDW         TCW/DW        PRO FORMA
                                  MID-CAP        MID-CAP        COMBINED
                                 ---------   --------------   -----------
MANAGEMENT AND ADVISORY FEE(5)
Class A ......................      0.75%          1.00%          0.74%
Class B ......................      0.75%          1.00%          0.74%
Class C ......................      0.75%          1.00%          0.74%
Class D ......................      0.75%          1.00%          0.74%
12B-1 FEES(6)(7)
Class A ......................      0.25%          0.25%          0.25%
Class B ......................      1.00%          0.90%          1.00%
Class C ......................      1.00%          1.00%          1.00%
Class D ......................       none           none           none
OTHER EXPENSES
Class A ......................      0.20%          0.30%          0.20%
Class B ......................      0.20%          0.30%          0.20%
Class C ......................      0.20%          0.30%          0.20%
Class D ......................      0.20%          0.30%          0.20%

                                   MSDW       TCW/DW     PRO FORMA
                                 MID-CAP     MID-CAP      COMBINED
                                ---------   ---------   -----------
TOTAL FUND OPERATING EXPENSES
Class A .....................      1.20%       1.55%        1.19%
Class B .....................      1.95%       2.20%        1.94%
Class C .....................      1.95%       2.30%        1.94%
Class D .....................      0.95%       1.30%        0.94%


----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).


(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below, "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).


(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below, "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of TCW/DW Mid-Cap obtained by the effect of (i) a lower advisory fee payable to MSDW Advisors Inc. as a result of the TCW/DW Mid-Cap Conversion Transaction and (ii) having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon MSDW Mid-Cap's average net assets for the fiscal year ended May 31, 1998 and TCW/DW Mid-Cap's average net assets for the fiscal year ended November 30, 1998.


(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below, "Purchase of Fund Shares -- Plan of Distribution" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Description of Shares" below, "Purchase of Fund Shares -- Alternative Purchase Arrangements" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus).

HYPOTHETICAL EXPENSES

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $10,000 investment in either MSDW Mid-Cap or TCW/DW Mid-Cap or the new combined fund (TCW/DW Mid-Cap), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
MSDW Mid-Cap
 Class A .........     $641        $886      $ 1,150     $1,903
 Class B .........     $698        $912      $ 1,252     $2,275
 Class C .........     $298        $612      $ 1,052     $2,275
 Class D .........     $ 97        $303      $   525     $1,166
TCW/DW Mid-Cap
 Class A .........     $674        $989      $ 1,325     $2,274
 Class B .........     $723        $988      $ 1,380     $2,534
 Class C .........     $333        $718      $ 1,230     $2,636
 Class D .........     $132        $412      $   713     $1,568
Pro Forma Combined
 Class A .........     $640        $883      $ 1,145     $1,892
 Class B .........     $697        $909      $ 1,247     $2,264
 Class C .........     $297        $609      $ 1,047     $2,264
 Class D .........     $ 96        $300      $   520     $1,155


     If such investment was not redeemed, the investor would incur the following expenses:




                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                        --------   ---------   ---------   ---------
MSDW Mid-Cap
 Class A ............    $ 641      $  886      $1,150      $ 1,903
 Class B ............    $ 198      $  612      $1,052      $ 2,275
 Class C ............    $ 198      $  612      $1,052      $ 2,275
 Class D ............    $  97      $  303      $  525      $ 1,166
TCW/DW Mid-Cap Equity
 Class A ............    $ 674      $  989      $1,325      $ 2,274
 Class B ............    $ 223      $  688      $1,180      $ 2,534
 Class C ............    $ 233      $  718      $1,230      $ 2,636
 Class D ............    $ 132      $  412      $  713      $ 1,568
Pro Forma Combined
 Class A ............    $,640      $  883      $1,145      $ 1,892
 Class B ............    $ 197      $  609      $1,047      $ 2,264
 Class C ............    $ 197      $  609      $1,047      $ 2,264
 Class D ............    $  96      $  300      $  520      $ 1,155



     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF MSDW MID-CAP AND TCW/DW MID-CAP MAY PAY MORE IN SALES CHARGES, INCLUDING DISTRIBUTION FEES, THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in a fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of MSDW Mid-Cap and TCW/DW Mid-Cap -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, MSDW Mid-Cap will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by MSDW Mid-Cap or the shareholders of MSDW Mid-Cap for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF MSDW MID-CAP AND TCW/DW MID-CAP

     INVESTMENT OBJECTIVES AND POLICIES. MSDW Mid-Cap and TCW/DW Mid-Cap are funds which have similar investment objectives and policies. The investment objective of MSDW Mid-Cap is long-term capital growth The investment objective of TCW/DW Mid-Cap is long-term capital appreciation.


     MSDW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies which are companies whose market capitalization falls within the range of $250 million to $5 billion. In selecting stocks for MSDW Mid-Cap within this mid-cap universe, MSDW Advisors uses an industry approach that seeks to diversify the assets of MSDW Mid-Cap in approximately 18 to 35 industries. TCW/DW Mid-Cap seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index (the "S&P 400 Index") (approximately between $192 million and $11.7 billion as of February 6, 1999) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations. In investing TCW/DW Mid-Cap's assets, TCW uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection.


     MSDW Mid-Cap may invest up to 35% of its total assets in (i) U.S. Government securities, investment grade corporate debt securities and money market instruments, or (ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase, as long as such investments are consistent with MSDW Mid-Cap's investment objective. MSDW Mid-Cap may also invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Additionally, MSDW Mid-Cap may acquire, through purchase or distribution by the issuer of a security held in its portfolio, fixed income securities that are convertible into common stock of the issuer, including lower rated convertible securities. Up to 35% of TCW/DW Mid-Cap's total assets may be invested in equity securities whose market capitalization at the time of acquisition is not within the capitalization range of companies comprising the S&P 400 Index, as well as in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. TCW/DW Mid-Cap may also invest up to 5% of its assets in certain high yield, high risk convertible or other fixed-income securities (commonly known as "junk bonds"). Additionally, TCW/DW Mid-Cap may invest up to 25% of its total assets in equity securities of foreign issuers in the form of direct investments or depository receipts or similar investments. The processes by which each fund selects common stocks and other investments differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both MSDW Mid-Cap and TCW/DW Mid-Cap are not fundamental and may be changed by their respective Boards of Trustees.


     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. MSDW Mid-Cap obtains investment management services from MSDW Advisors for which it pays MSDW Advisors monthly compensation calculated daily by applying the following annual rates to MSDW Mid-Cap's net assets: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million. TCW/DW Mid-Cap currently obtains investment management services from Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, and investment advisory services from TCW. As compensation for such services, TCW/DW Mid-Cap pays (i) MSDW Services a fee at an annual rate of 0.60% of the fund's average daily net assets and (ii) TCW a fee at an annual rate of 0.40% of the fund's average daily net assets. Both fees are paid monthly and calculated daily. Following the TCW/DW Mid-Cap Conversion Transaction upon which the Reorganization is contingent, TCW/DW Mid-Cap will obtain investment management services from MSDW Advisors and sub-advisory services from TCW, and will pay only an investment management fee to MSDW Advisors calculated daily by applying the same annual rate(s) as those listed above for MSDW Mid-Cap's investment management fee. MSDW Advisors would, in turn, pay TCW a sub-advisory fee equal to 40% of the investment management fee paid by TCW/DW Mid-Cap. Thus, the rate at which investment management fees will be payable by TCW/DW Mid-Cap after the Reorganization will be equal to the investment management fees currently paid by MSDW Mid-Cap.

     Both MSDW Mid-Cap and TCW/DW Mid-Cap have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of each fund's Class B shares since the inception of each fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of each fund's Class B shares redeemed since each fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or waived, or (b) the average daily net assets of Class B. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of TCW/DW Mid-Cap's shares, see the section entitled "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of MSDW Mid-Cap and TCW/DW Mid-Cap are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both MSDW Mid-Cap and TCW/DW Mid-Cap pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):




                                      CLASS B SHARES OF MSDW MID-CAP AND
YEAR SINCE PURCHASE PAYMENT MADE                TCW/DW MID-CAP
----------------------------------   -----------------------------------
First ............................   5.0%
Second ...........................   4.0%
Third ............................   3.0%
Fourth ...........................   2.0%
Fifth ............................   2.0%
Sixth ............................   1.0%
Seventh and thereafter ...........                  none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CSDC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.



     The CDSC is paid to the Distributor. Shares of MSDW Mid-Cap and TCW/DW Mid-Cap are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of MSDW Mid-Cap and TCW/DW Mid-Cap, see the section entitled "Purchase of Fund Shares" in MSDW Mid-Cap's Prospectus and the section entitled "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus.

     Shares of each class of MSDW Mid-Cap may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of MSDW Mid-Cap may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "MSDW Mid-Cap Exchange Funds"), without the imposition of an exchange fee. Class A shares of MSDW Mid-Cap may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund.


     Shares of each class of TCW/DW Mid-Cap may currently be exchanged for shares of the same class of any other TCW/DW Fund advised by TCW and managed by MSDW Services that offers its shares in more than one class, without the imposition of an exchange fee. TCW/DW Mid-Cap shares may also be exchanged for shares of TCW/DW North American Government Income Trust or for any of the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "TCW/DW Mid-Cap Exchange Funds"), without the imposition of an exchange fee.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a TCW/DW Mid-Cap and MSDW Mid-Cap shareholder remains in a TCW/DW Mid-Cap Exchange Fund or a MSDW Mid-Cap Exchange Fund, respectively, the holding period (for purposes of determining the CDSC rate) is frozen. Following the TCW/DW Mid-Cap Conversion Transaction which must precede the Reorganization, shareholders of TCW/DW Mid-Cap will be able to exchange their shares for shares of Morgan Stanley Dean Witter Funds. THEREFORE, THERE WILL BE NO CHANGE IN THE EXCHANGE PRIVILEGES FOR SHAREHOLDERS OF MSDW MID-CAP AS A RESULT OF THE REORGANIZATION. Both MSDW Mid-Cap and TCW/DW Mid-Cap provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to TCW/DW Mid-Cap following the Reorganization, see the section entitled "Shareholder Services" in MSDW Mid-Cap's Prospectus.

     Shareholders of MSDW Mid-Cap and TCW/DW Mid-Cap may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both MSDW Mid-Cap and TCW/DW Mid-Cap offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. MSDW Mid-Cap and TCW/DW Mid-Cap may redeem involuntarily, at net asset value, most accounts valued at less than $100 or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. For more information about EasyInvestSM, see "Shareholder Services" in MSDW Mid-Cap's Prospectus and "Shareholder Information -- How To Buy Shares" in TCW/DW Mid-Cap's Prospectus.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Both MSDW Mid-Cap and TCW/DW Mid-Cap distribute substantially all of their net investment income and net realized short-term and long-term capital gains, if any, at least once each year. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of TCW/DW Mid-Cap and MSDW Mid-Cap will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. Both funds invest in medium-sized companies which may involve greater risk of volatility of a fund's net asset value than is customarily associated with investing in larger, established companies. Often medium-sized companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions.

     Both funds may invest a portion (up to 25% for TCW/DW Mid-Cap and up to 35% for MSDW Mid-Cap) of their total assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their

American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Although TCW/DW Mid-Cap does not currently hold such securities, it may invest up to 5% of its assets in certain high yield, high risk convertible and other fixed income securities (commonly known as "junk bonds"), which securities are subject to certain special risks. Although MSDW Mid-Cap does not currently hold such securities, it also may invest in lower rated convertible securities.


     MSDW Mid-Cap and TCW/DW Mid-Cap may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Although it does not currently do so, MSDW Mid-Cap may enter into options and futures transactions and both funds may enter into repurchase agreements, may purchase securities on a when issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, may purchase zero coupon securities and may invest in real estate investment trusts, all of which involve certain special risks. Both MSDW Mid-Cap and TCW/DW Mid-Cap may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Portfolio Characteristics" in the Prospectus of MSDW Mid-Cap and "Principal Risks" and "Additional Risk Information" in TCW/DW Mid-Cap's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of MSDW Mid-Cap, including the Independent Trustees, having reviewed the financial position of MSDW Mid-Cap and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of MSDW Mid-Cap and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of MSDW Mid-Cap.


THE BOARD'S CONSIDERATION

     At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the

Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the investment performance of TCW/DW Mid-Cap and the capabilities of TCW to provide sub-advisory services as well as comparative expenses currently incurred in the operations of MSDW Mid-Cap, TCW/DW Mid-Cap and the anticipated expenses of TCW/DW Mid-Cap following the TCW/DW Mid-Cap Conversion Transaction (upon which the Reorganization is contingent) and the Reorganization. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of MSDW Mid-Cap and TCW/DW Mid-Cap; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of MSDW Mid-Cap considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of MSDW Mid-Cap. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

     2. Shareholders would have a continued participation in a diversified portfolio of primarily mid-cap stocks through investment in TCW/DW Mid-Cap.


     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by MSDW Mid-Cap or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.


     4. The Board also took into consideration that absent the Reorganization, TCW/DW Mid-Cap will continue to compete for investor funds directly with MSDW Mid-Cap. The Reorganization should allow for more concentrated selling efforts to the benefit of both MSDW Mid-Cap and TCW/DW Mid-Cap shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of TCW/DW Mid-Cap, including a majority of the Independent Trustees of TCW/DW Mid-Cap, also have determined that the Reorganization is in the best interests of TCW/DW Mid-Cap and its shareholders and that the interests of existing shareholders of TCW/DW Mid-Cap will not be diluted as a result thereof. The transaction will enable TCW/DW Mid-Cap to acquire investment securities which are consistent with TCW/DW Mid-Cap's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to TCW/DW Mid-Cap's portfolio is expected to result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the shareholders of MSDW Mid-Cap, the shareholders of TCW/DW Mid-Cap may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.



THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) MSDW Mid-Cap will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by MSDW Mid-Cap as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to TCW/DW Mid-Cap on the Closing Date in exchange for the assumption by TCW/DW Mid-Cap of stated liabilities of MSDW Mid-Cap, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of MSDW Mid-Cap prepared by the Treasurer of MSDW Mid-Cap as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the TCW/DW Mid-Cap Shares; (ii) such TCW/DW Mid-Cap Shares would be distributed to Shareholders of MSDW Mid-Cap on the Closing Date or as soon as practicable thereafter; (iii) MSDW Mid-Cap would be dissolved; and (iv) the outstanding shares of MSDW Mid-Cap would be canceled.

     The number of TCW/DW Mid-Cap Shares to be delivered to MSDW Mid-Cap will be determined by dividing the aggregate net asset value of each class of shares of MSDW Mid-Cap acquired by TCW/DW Mid-Cap by the net asset value per share of the corresponding class of shares of TCW/DW Mid-Cap; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as MSDW Mid-Cap and TCW/DW Mid-Cap may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of MSDW Mid-Cap had an aggregate net asset value (not including any Cash Reserve of MSDW Mid-Cap) of $100,000. If the net asset value per Class B share of TCW/DW Mid-Cap were $10 per share at the close of business on the Valuation Date, the number of Class B shares of TCW/DW Mid-Cap to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of TCW/DW Mid-Cap would be distributed to the former Class B shareholders of MSDW Mid-Cap. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, MSDW Mid-Cap will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the TCW/DW Mid-Cap Shares it receives. Each Shareholder of MSDW Mid-Cap will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that Shareholder. Accordingly, the TCW/DW Mid-Cap Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap will be distributed to holders of Class A, Class B, Class C and Class D shares of MSDW Mid-Cap, respectively. TCW/DW Mid-Cap will cause its transfer agent to credit and confirm an appropriate number of TCW/DW Mid-Cap Shares to each Shareholder. Certificates for TCW/DW Mid-Cap Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of TCW/DW Mid-Cap. Shareholders who wish to receive certificates representing their TCW/DW Mid-Cap Shares must, after receipt of their confirmations, make a written request to TCW/DW Mid-Cap's transfer agent, Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of MSDW Mid-Cap holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of TCW/DW Mid-Cap; however, such Shareholders will not be able to redeem, transfer or exchange the TCW/DW Mid-Cap Shares (showing its new name Morgan Stanley Dean Witter Mid-Cap Equity Trust) received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders of MSDW Mid-Cap and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization

Agreement and the occurrence of the events described in those Sections, certain of which may be waived by MSDW Mid-Cap or TCW/DW Mid-Cap. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by MSDW Mid-Cap, which expenses are expected to approximate $222,000. MSDW Mid-Cap and TCW/DW Mid-Cap will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders by mutual consent of MSDW Mid-Cap and TCW/DW Mid-Cap. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach
of the Reorganization Agreement by the other party or if, by       , 1999, any
condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, MSDW Mid-Cap shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of MSDW Mid-Cap that received TCW/DW Mid-Cap Shares. MSDW Mid-Cap shall be dissolved and deregistered as an investment company promptly following the distribution of shares of TCW/DW Mid-Cap to Shareholders of record of MSDW Mid-Cap.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of MSDW Mid-Cap (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in TCW/DW Mid-Cap Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if MSDW Mid-Cap recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of MSDW Mid-Cap at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by MSDW Mid-Cap thereafter will be treated as requests for redemption of shares of TCW/DW Mid-Cap.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, MSDW Mid-Cap will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of MSDW Mid-Cap's investment company taxable income for all periods since the inception of MSDW Mid-Cap through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of MSDW Mid-Cap's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).


     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). MSDW Mid-Cap and TCW/DW Mid-Cap have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of TCW/DW Mid-Cap Shares received in the transaction that would reduce Shareholders' ownership of TCW/DW Mid-Cap Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding MSDW Mid-Cap shares as of the same date. MSDW Mid-Cap and TCW/DW Mid-Cap have each further represented that, as of the Closing Date, MSDW Mid-Cap and TCW/DW Mid-Cap will qualify as regulated investment companies. In addition, TCW/DW Mid-Cap has represented that it has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of MSDW Mid-Cap acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     As a condition to the Reorganization, MSDW Mid-Cap and TCW/DW Mid-Cap will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by MSDW Mid-Cap and TCW/DW Mid-Cap:

     1. The transfer of substantially all of MSDW Mid-Cap's assets in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of certain stated liabilities of MSDW Mid-Cap followed by the distribution by MSDW Mid-Cap of the TCW/DW Mid-Cap Shares to Shareholders in exchange for their MSDW Mid-Cap shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MSDW Mid-Cap and TCW/DW Mid-Cap will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by TCW/DW Mid-Cap upon the receipt of the assets of MSDW Mid-Cap solely in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities of MSDW Mid-Cap;


     3. No gain or loss will be recognized by MSDW Mid-Cap upon the transfer of the assets of MSDW Mid-Cap to TCW/DW Mid-Cap in exchange for the TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities or upon the distribution of TCW/DW Mid-Cap Shares to Shareholders in exchange for their MSDW Mid-Cap shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of MSDW Mid-Cap for the TCW/DW Mid-Cap Shares;

     5. The aggregate tax basis for the TCW/DW Mid-Cap Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in MSDW Mid-Cap held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the TCW/DW Mid-Cap Shares to be received by each Shareholder will include the period during which the shares in MSDW Mid-Cap surrendered in exchange therefor were held (provided such shares in MSDW Mid-Cap were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of MSDW Mid-Cap acquired by TCW/DW Mid-Cap will be the same as the tax basis of such assets to MSDW Mid-Cap immediately prior to the Reorganization; and

     8. The holding period of the assets of MSDW Mid-Cap in the hands of TCW/DW Mid-Cap will include the period during which those assets were held by MSDW Mid-Cap.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     TCW/DW Mid-Cap shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by TCW/DW Mid-Cap and transferable without restrictions and will have no preemptive rights. Class B shares of TCW/DW Mid-Cap, like Class B shares of MSDW Mid-Cap, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in MSDW Mid-Cap's Prospectus and "Share Class Arrangements" in TCW/DW Mid-Cap's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)


     The following table sets forth the capitalization of the TCW/DW Mid-Cap Equity Trust and Morgan Stanley Dean Witter Mid-Cap Growth Fund as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:






                                                                                              NET ASSET
                                                                                 SHARES         VALUE
                         CLASS A                              NET ASSETS      OUTSTANDING     PER SHARE
--------------------------------------------------------   ---------------   -------------   ----------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  3,691,926         237,855      $ 15.52
TCW/DW Mid-Cap Equity Trust ............................    $  1,819,820          82,745      $ 21.99
Combined Fund (pro forma) ..............................    $  5,511,746         250,636      $ 21.99
                     CLASS B
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $593,724,555      38,788,794      $ 15.31
TCW/DW Mid-Cap Equity Trust ............................    $292,052,348      13,410,653      $ 21.78
Combined Fund (pro forma) ..............................    $885,776,903      40,670,734      $ 21.78
                     CLASS C
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  7,271,751         475,001      $ 15.31
TCW/DW Mid-Cap Equity Trust ............................    $  1,726,233          79,367      $ 21.75
Combined Fund (pro forma) ..............................    $  8,997,984         413,700      $ 21.75
                     CLASS D
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  2,673,104         171,936      $ 15.55
TCW/DW Mid-Cap Equity Trust ............................    $     20,378             923      $ 22.08
Combined Fund (pro forma) ..............................    $  2,693,482         121,987      $ 22.08


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     MSDW Mid-Cap and TCW/DW Mid-Cap each are funds which have similar, although not identical, investment objectives and policies. The investment objective of MSDW Mid-Cap is long-term capital growth. The investment objective of TCW/DW Mid-Cap is long-term capital appreciation. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of common stocks of medium-sized companies in accordance with their respective investment strategies set forth below.

     TCW/DW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and other equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are within the capitalization range of the companies comprising the S&P Mid-Cap 400 Index (approximately between $220 million and $15 billion as of February 24, 1998) and that, in the opinion of TCW, exhibit superior earnings growth prospects and attractive stock market valuations. The equity securities in which TCW/DW Mid-Cap may invest include common stocks and convertible securities such as investment grade convertible bonds, notes, debentures, preferred stocks or other securities convertible into common stock.

     TCW pursues a "bottom-up" investment philosophy in investing the TCW/DW Mid-Cap's assets. The "bottom-up" investment process is characterized by TCW's proprietary research process which is used in the selection of investments. Quantitative and qualitative standards also will be used to screen the more than 1,000 medium-sized companies within the applicable capitalization range to provide TCW with a list of potential investment securities. TCW then subjects the list of securities to fundamental analysis using a variety of criteria. Up to 35% of the fund's total assets may be invested in equity securities whose market capitalization at the time of acquisition is not within the stated capitalization range, as well as in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. Up to 25% of the fund's total assets may be invested in equity securities of foreign issuers in the form of direct investments or depository receipts or other similar securities convertible into securities of foreign issuers.

     In addition, although it does not currently do so, TCW/DW Mid-Cap may invest up to 5% of its assets in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"). Moreover, any amount of TCW/DW Mid-Cap's total assets may be invested in money market instruments or cash to maintain, temporarily, a "defensive" position when TCW believes it is advisable to do so.

     MSDW Mid-Cap seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies. For purposes of MSDW Mid-Cap, a mid-cap company is a company whose market capitalization falls within the range of $250 million to $5 billion. The fund may invest up to 35% of its total assets in (i) U.S. Government Securities, investment grade corporate debt securities and money market instruments, or
(ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase, as long as such investments are consistent with the fund's investment objective. The fund may invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Equity securities in which the fund may invest include common stocks and securities convertible into common stocks.

     MSDW Mid-Cap utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby MSDW Advisors seeks to invest the assets of the fund in industries it considers to be attractive at the time of purchase and to sell those it considers overvalued. MSDW Advisors invests principally in those mid-cap companies that in the opinion of MSDW Advisors have above-average relative growth potential.

     MSDW Mid-Cap may engage in options and futures transactions. The fund may purchase and sell (write) options on debt and equity securities which are listed on Exchanges or which are OTC options and may only write covered options in an amount up to, but not exceeding in the aggregate, 25% of the value of its total assets. The fund also may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets and may invest up to 5% of its total assets in stock index options. MSDW Mid-Cap may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. MSDW Mid-Cap may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury securities, GNMA Certificates, and indexes such as the S&P 500 Index, the New York Stock Exchange Composite Index and the Moody's Investment-Grade Corporate Bond Index.


     Both funds may invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies in the form of direct investments or in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers; TCW/DW Mid-Cap may invest up to 25% of its total assets in foreign securities while MSDW Mid-Cap may invest up to 35% of its total assets in foreign securities.

     Both TCW/DW Mid-Cap and MSDW Mid-Cap may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase securities on a "when, as and if issued" basis, (iii) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (iv) purchase rights and warrants, (v) invest in zero coupon securities, (vi) invest in real estate investment trusts, (vii) lend their portfolio securities, and
(viii) invest (up to 15% of TCW/DW Mid-Cap's net assets and up to 5% of MSDW Mid-Cap's total assets) in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation).


     The investment policies of both MSDW Mid-Cap and TCW/DW Mid-Cap are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see the sections entitled "Investment Objective and Policies" and "Investment Practices and Policies" in MSDW Mid-Cap's Prospectus and Statement of Additional Information, respectively; and the sections entitled "Principal Investment Strategies" and "Additional Investment Strategy Information" in TCW/DW Mid-Cap's Prospectus and "Description of the Fund and its Investments and Risks -- Investment Strategies and Risks" in TCW/DW Mid-Cap's Statement of Additional Information.


INVESTMENT RESTRICTIONS


     The investment restrictions adopted by MSDW Mid-Cap and TCW/DW Mid-Cap as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in MSDW Mid-Cap's Prospectus and Statement of Additional Information and under the caption "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in TCW/DW Mid-Cap's Statement of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) MSDW Mid-Cap has fundamental restrictions that it may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) and that it may not purchase more than 10% of all outstanding voting securities of any one issuer; TCW/DW Mid-Cap applies the same restrictions but only with respect to 75% of its assets; (b) both funds are prohibited from issuing senior securities as defined in the 1940 Act except insofar as a fund may be deemed to have issued a senior security by reason of: (i) entering into any repurchase agreement; (ii) borrowing money in accordance with the fund's applicable restriction; or (iii) lending portfolio securities; TCW/DW Mid-Cap carves out an additional exception for purchasing securities on a when-issued or delayed delivery basis; (c) both funds are prohibited from purchasing commodities or commodities contracts but MSDW Mid-Cap may purchase or sell futures contracts and related options; (d) TCW/DW Mid-Cap may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; MSDW Mid-Cap has no such restriction; and (e) TCW/DW Mid-Cap is prohibited from investing in options or futures contracts; MSDW/DW Mid-Cap has no such restriction.


     In addition, MSDW Mid-Cap has a fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the fund's Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; TCW/DW Mid-Cap has no such limitation.

                   ADDITIONAL INFORMATION ABOUT MSDW MID-CAP
                              AND TCW/DW MID-CAP


GENERAL

     For a discussion of the organization and operation of MSDW Mid-Cap, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, the fund's Prospectus. For a discussion of the organization and operation of TCW/DW Mid-Cap, see "Fund Management," "Investment Objective," "Principal Investment Strategies" and "Additional Investment Strategy Information" in the fund's Prospectus.


FINANCIAL INFORMATION

     For certain financial information about TCW/DW Mid-Cap and MSDW Mid-Cap, see "Financial Highlights" in their respective Prospectuses and "Performance Information" in MSDW Mid-Cap's Prospectus and "Past Performance" in TCW/DW Mid-Cap's Prospectus.


MANAGEMENT

     For information about the respective Board of Trustees, MSDW Advisors, TCW, and the Distributor of TCW/DW Mid-Cap and MSDW Mid-Cap, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, MSDW Mid-Cap's Prospectus and "Fund Management" in TCW/DW Mid-Cap's Prospectus.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES


     For a description of the nature and most significant attributes of shares of MSDW Mid-Cap and TCW/DW Mid-Cap, and information regarding shareholder inquiries, see "Additional Information" in MSDW Mid-Cap's Prospectus and "Capital Stock and Other Securities" in TCW/DW Mid-Cap's Statement of Additional Information dated March 29, 1999.



DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of TCW/DW Mid-Cap's and MSDW Mid-Cap's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in MSDW Mid-Cap's Prospectus and "Distributions" and "Tax Consequences" in TCW/DW Mid-Cap's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how TCW/DW Mid-Cap's and MSDW Mid-Cap's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in MSDW Mid-Cap's Prospectus and "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in TCW/DW Mid-Cap's Prospectus.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of TCW/DW Mid-Cap's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended November 30, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of MSDW Mid-Cap, see its Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for the six months ended November 30, 1998.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of TCW/DW Mid-Cap, for the year ended November 30, 1998, and MSDW Mid-Cap, for the year ended May 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of TCW/DW Mid-Cap will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens, Boston, Massachusetts, as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about MSDW Mid-Cap and TCW/DW Mid-Cap is available, as applicable, in the following documents which are incorporated herein by reference: (i) TCW/DW Mid-Cap's Prospectus dated March 29, 1999, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to TCW/DW Mid-Cap's Registration Statement on Form N-1A (File Nos. 33-63685; 811-7377); (ii) TCW/DW Mid-Cap's Annual Report for its fiscal year ended November 30, 1998, accompanying this Proxy Statement and Prospectus; (iii) MSDW Mid-Cap's Prospectus dated July 29, 1998, which Prospectus forms a part of Post-Effective Amendment No. 5 to MSDW Mid-Cap's Registration Statement on Form N-1A (File Nos. 33-53955; 811-7179); and (iv) MSDW Mid-Cap's Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for its six months ended November 30, 1998. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     MSDW Mid-Cap and TCW/DW Mid-Cap are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about MSDW Mid-Cap and TCW/DW Mid-Cap which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of MSDW Mid-Cap knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


April   , 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between TCW/DW MID-CAP EQUITY TRUST, a Massachusetts business trust ("TCW/DW Mid-Cap") and MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND, a Massachusetts business trust ("MSDW Mid-Cap").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to TCW/DW Mid-Cap of substantially all of the assets of MSDW Mid-Cap in exchange for the assumption by TCW/DW Mid-Cap of all stated liabilities of MSDW Mid-Cap and the issuance by TCW/DW Mid-Cap of shares of beneficial interest, par value $0.01 per share (the "TCW/DW Mid-Cap Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of MSDW Mid-Cap in liquidation of MSDW Mid-Cap as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MSDW MID-CAP

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, MSDW Mid-Cap agrees to assign, deliver and otherwise transfer the MSDW Mid-Cap Assets (as defined in paragraph 1.2) to TCW/DW Mid-Cap and TCW/DW Mid-Cap agrees in exchange therefor to assume all of MSDW Mid-Cap's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to MSDW Mid-Cap the number of TCW/DW Mid-Cap Shares, including fractional TCW/DW Mid-Cap Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "MSDW Mid-Cap Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by MSDW Mid-Cap, and any deferred or prepaid expenses shown as an asset on MSDW Mid-Cap's books on the Valuation Date.

     (b) On or prior to the Valuation Date, MSDW Mid-Cap will provide TCW/DW Mid-Cap with a list of all of MSDW Mid-Cap's assets to be assigned, delivered and otherwise transferred to TCW/DW Mid-Cap and of the stated liabilities to be assumed by TCW/DW Mid-Cap pursuant to this Agreement. MSDW Mid-Cap reserves the right to sell any of the securities on such list but will not, without the prior approval of TCW/DW Mid-Cap, acquire any additional securities other than securities of the type in which TCW/DW Mid-Cap is permitted to invest and in amounts agreed to in writing by TCW/DW Mid-Cap. TCW/DW Mid-Cap will, within a reasonable time prior to the Valuation Date, furnish MSDW Mid-Cap with a statement of TCW/DW Mid-Cap's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to TCW/DW Mid-Cap's investment objective, policies and restrictions. In the event that MSDW Mid-Cap holds any investments that TCW/DW Mid-Cap is not permitted to hold, MSDW Mid-Cap will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of MSDW Mid-Cap and TCW/DW Mid-Cap, when aggregated, would contain investments exceeding certain percentage limitations imposed upon TCW/DW Mid-Cap with respect to such investments, MSDW Mid-Cap if requested by TCW/DW Mid-Cap will, on or prior to the

Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) MSDW Mid-Cap will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. TCW/DW Mid-Cap will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of MSDW Mid-Cap prepared by the Treasurer of MSDW Mid-Cap as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, MSDW Mid-Cap may establish a cash reserve, which shall not exceed 5% of MSDW Mid-Cap's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by MSDW Mid-Cap and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for MSDW Mid-Cap to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, MSDW Mid-Cap will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, MSDW Mid-Cap will distribute TCW/DW Mid-Cap Shares received by MSDW Mid-Cap pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("MSDW Mid-Cap Shareholders"). Each MSDW Mid-Cap Shareholder will receive the class of shares of TCW/DW Mid-Cap that corresponds to the class of shares of MSDW Mid-Cap currently held by that MSDW Mid-Cap Shareholder. Accordingly, the TCW/DW Mid-Cap Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of TCW/DW Mid-Cap will be distributed to holders of Class A, Class B, Class C and Class D shares of MSDW Mid-Cap, respectively. Such distribution will be accomplished by an instruction, signed by MSDW Mid-Cap's Secretary, to transfer TCW/DW Mid-Cap Shares then credited to MSDW Mid-Cap's account on the books of TCW/DW Mid-Cap to open accounts on the books of TCW/DW Mid-Cap in the names of the MSDW Mid-Cap Shareholders and representing the respective pro rata number of TCW/DW Mid-Cap Shares due such MSDW Mid-Cap Shareholders. All issued and outstanding shares of MSDW Mid-Cap simultaneously will be canceled on MSDW Mid-Cap's books; however, share certificates representing interests in MSDW Mid-Cap will represent a number of TCW/DW Mid-Cap Shares after the Closing Date as determined in accordance with paragraph 2.3. TCW/DW Mid-Cap will issue certificates representing TCW/DW Mid-Cap Shares in connection with such exchange only upon the written request of a MSDW Mid-Cap Shareholder.

     1.6 Ownership of TCW/DW Mid-Cap Shares will be shown on the books of TCW/DW Mid-Cap's transfer agent. TCW/DW Mid-Cap Shares will be issued in the manner described in TCW/DW Mid-Cap's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of TCW/DW Mid-Cap Shares in a name other than the registered holder of TCW/DW Mid-Cap Shares on MSDW Mid-Cap's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom TCW/DW Mid-Cap Shares are to be issued and transferred.

     1.8 Any reporting responsibility of MSDW Mid-Cap is and shall remain the responsibility of MSDW Mid-Cap up to and including the date on which MSDW Mid-Cap is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, MSDW Mid-Cap shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of MSDW Mid-Cap as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). MSDW Mid-Cap shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of MSDW Mid-Cap in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of TCW/DW Mid-Cap or their designee and TCW/DW Mid-Cap or its designee shall comply with applicable record retention requirements to which MSDW Mid-Cap is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the MSDW Mid-Cap Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of MSDW Mid-Cap of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in TCW/DW Mid-Cap's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an TCW/DW Mid-Cap Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in TCW/DW Mid-Cap's then current Prospectus and Statement of Additional Information.

     2.3 The number of TCW/DW Mid-Cap Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of MSDW Mid-Cap shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of TCW/DW Mid-Cap (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of MSDW Mid-Cap shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing TCW/DW Mid-Cap. TCW/DW Mid-Cap shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by MSDW Mid-Cap and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for TCW/DW Mid-Cap, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by MSDW Mid-Cap to the Custodian for the account of TCW/DW Mid-Cap on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter TCW/DW Mid-Cap Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both TCW/DW Mid-Cap and MSDW Mid-Cap, accurate appraisal of the value of the net assets of TCW/DW Mid-Cap or the MSDW Mid-Cap Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, MSDW Mid-Cap shall deliver to TCW/DW Mid-Cap or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the MSDW Mid-Cap Shareholders and the number and percentage ownership of outstanding MSDW Mid-Cap shares owned by each such MSDW Mid-Cap Shareholder, all as of the Valuation Date, and
(b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the MSDW Mid-Cap Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. TCW/DW Mid-Cap shall issue and deliver to such Secretary a confirmation evidencing delivery of TCW/DW Mid-Cap Shares to be credited on the Closing Date to MSDW Mid-Cap or provide evidence satisfactory to MSDW Mid-Cap that such TCW/DW Mid-Cap Shares have been credited to MSDW Mid-Cap's account on the books of TCW/DW Mid-Cap. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF TCW/DW MID-CAP AND MSDW MID-CAP

     4.1 Except as otherwise expressly provided herein with respect to MSDW Mid-Cap, TCW/DW Mid-Cap and MSDW Mid-Cap each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 TCW/DW Mid-Cap will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to TCW/DW Mid-Cap Shares ("Registration Statement"). MSDW Mid-Cap will provide TCW/DW Mid-Cap with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. MSDW Mid-Cap will further provide TCW/DW Mid-Cap with such other information and documents relating to MSDW Mid-Cap as are reasonably necessary for the preparation of the Registration Statement.

     4.3 MSDW Mid-Cap will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MSDW Mid-Cap will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that TCW/DW Mid-Cap will furnish MSDW Mid-Cap with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to TCW/DW Mid-Cap as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 MSDW Mid-Cap will assist TCW/DW Mid-Cap in obtaining such information as TCW/DW Mid-Cap reasonably requests concerning the beneficial ownership of MSDW Mid-Cap shares.

     4.5 Subject to the provisions of this Agreement, TCW/DW Mid-Cap and MSDW Mid-Cap will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 MSDW Mid-Cap shall furnish or cause to be furnished to TCW/DW Mid-Cap within 30 days after the Closing Date a statement of MSDW Mid-Cap's assets and liabilities as of the Closing Date, which statement shall be certified by MSDW Mid-Cap's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, MSDW Mid-Cap shall furnish TCW/DW Mid-Cap, in such form as is reasonably satisfactory to TCW/DW Mid-Cap, a statement certified by MSDW Mid-Cap's Treasurer of MSDW Mid-Cap's earnings and profits for Federal income tax purposes that will be carried over to TCW/DW Mid-Cap pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, MSDW Mid-Cap (a) shall prepare and file all Federal and other tax returns and reports of MSDW Mid-Cap required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 TCW/DW Mid-Cap agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 TCW/DW Mid-Cap represents and warrants to MSDW Mid-Cap as follows:

     (a) TCW/DW Mid-Cap is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) TCW/DW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of TCW/DW Mid-Cap have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of TCW/DW Mid-Cap are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and TCW/DW Mid-Cap is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of TCW/DW Mid-Cap conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) TCW/DW Mid-Cap is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of TCW/DW Mid-Cap's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TCW/DW Mid-Cap is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against TCW/DW Mid-Cap or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and TCW/DW Mid-Cap knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended November 30, 1998, of TCW/DW Mid-Cap certified by PricewaterhouseCoopers LLP (copies of which have been furnished to MSDW Mid-Cap), fairly present, in all material respects, TCW/DW Mid-Cap's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of TCW/DW Mid-Cap (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding TCW/DW Mid-Cap Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in TCW/DW Mid-Cap's current Prospectus incorporated by reference in the Registration Statement. TCW/DW Mid-Cap does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of TCW/DW Mid-Cap, and this Agreement constitutes a valid and binding obligation of TCW/DW Mid-Cap enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with TCW/DW Mid-Cap's performance of this Agreement;

     (j) TCW/DW Mid-Cap Shares to be issued and delivered to MSDW Mid-Cap, for the account of the MSDW Mid-Cap Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued TCW/DW Mid-Cap Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in TCW/DW Mid-Cap's current Prospectus incorporated by reference in the Registration Statement;

     (k) All material Federal and other tax returns and reports of TCW/DW Mid-Cap required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of TCW/DW Mid-Cap's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, TCW/DW Mid-Cap has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of TCW/DW Mid-Cap to continue to meet the requirements of Subchapter M of the Code;

     (m) Since November 30, 1998 there has been no change by TCW/DW Mid-Cap in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by TCW/DW Mid-Cap for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to TCW/DW Mid-Cap) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 MSDW Mid-Cap represents and warrants to TCW/DW Mid-Cap as follows:

     (a) MSDW Mid-Cap is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) MSDW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of MSDW Mid-Cap have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of MSDW Mid-Cap are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and MSDW Mid-Cap is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of MSDW Mid-Cap conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) MSDW Mid-Cap is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of MSDW Mid-Cap's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MSDW Mid-Cap is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MSDW Mid-Cap or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and MSDW Mid-Cap knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of MSDW Mid-Cap for the year ended November 30, 1998, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to TCW/DW Mid-Cap) fairly present, in all material respects, MSDW Mid-Cap's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of MSDW Mid-Cap (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;


     (h) MSDW Mid-Cap has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of MSDW Mid-Cap are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in MSDW Mid-Cap's current Prospectus incorporated by reference in the Registration Statement. MSDW Mid-Cap does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to TCW/DW Mid-Cap pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of MSDW Mid-Cap, and subject to the approval of MSDW Mid-Cap's shareholders, this Agreement constitutes a valid and binding obligation of MSDW Mid-Cap, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with MSDW Mid-Cap's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of MSDW Mid-Cap required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of MSDW Mid-Cap's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, MSDW Mid-Cap has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of MSDW Mid-Cap to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, MSDW Mid-Cap will have good and valid title to the MSDW Mid-Cap Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by MSDW Mid-Cap which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, TCW/DW Mid-Cap will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of MSDW Mid-Cap's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

   TCW/DW Mid-Cap Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by MSDW Mid-Cap for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) MSDW Mid-Cap will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) MSDW Mid-Cap has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) MSDW Mid-Cap is not acquiring TCW/DW Mid-Cap Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MSDW MID-CAP

     The obligations of MSDW Mid-Cap to consummate the transactions provided for herein shall be subject, at its election, to the performance by TCW/DW Mid-Cap of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of TCW/DW Mid-Cap contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 TCW/DW Mid-Cap shall have delivered to MSDW Mid-Cap a certificate of its President and Treasurer, in a form reasonably satisfactory to MSDW Mid-Cap and dated as of the Closing Date, to the effect that the representations and warranties of TCW/DW Mid-Cap made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MSDW Mid-Cap shall reasonably request;

     6.3 MSDW Mid-Cap shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to TCW/DW Mid-Cap, dated as of the Closing Date, to the effect that:

     (a) TCW/DW Mid-Cap is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) TCW/DW Mid-Cap is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by TCW/DW Mid-Cap and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by MSDW Mid-Cap, is a valid and binding obligation of TCW/DW Mid-Cap enforceable against TCW/DW Mid-Cap in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;
   (d) TCW/DW Mid-Cap Shares to be issued to MSDW Mid-Cap Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in TCW/DW Mid-Cap's Prospectus), and no shareholder of TCW/DW Mid-Cap has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate TCW/DW Mid-Cap's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by TCW/DW Mid-Cap of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and


     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to TCW/DW Mid-Cap's 12b-1 plan of distribution from those described in TCW/DW Mid-Cap's Prospectus dated March 29, 1999 and Statement of Additional Information dated March 29, 1999.



7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TCW/DW MID-CAP

     The obligations of TCW/DW Mid-Cap to complete the transactions provided for herein shall be subject, at its election, to the performance by MSDW Mid-Cap of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of MSDW Mid-Cap contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to TCW/DW Mid-Cap and dated as of the Closing Date, to the effect that the representations and warranties of MSDW Mid-Cap made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TCW/DW Mid-Cap shall reasonably request;

     7.3 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap a statement of the MSDW Mid-Cap Assets and its liabilities, together with a list of MSDW Mid-Cap's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of MSDW Mid-Cap;

     7.4 MSDW Mid-Cap shall have delivered to TCW/DW Mid-Cap within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of MSDW Mid-Cap for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of MSDW Mid-Cap for the periods covered thereby, (b) for the period from May 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from May 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that MSDW Mid-Cap would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 TCW/DW Mid-Cap shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to MSDW Mid-Cap, dated as of the Closing Date to the effect that:

     (a) MSDW Mid-Cap is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) MSDW Mid-Cap is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by MSDW Mid-Cap and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by TCW/DW Mid-Cap, is a valid and binding obligation of MSDW Mid-Cap enforceable against MSDW Mid-Cap in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MSDW Mid-Cap's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by MSDW Mid-Cap of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the MSDW Mid-Cap Assets shall include no assets that TCW/DW Mid-Cap, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TCW/DW MID-CAP
     AND MSDW MID-CAP

     The obligations of MSDW Mid-Cap and TCW/DW Mid-Cap hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of MSDW Mid-Cap in accordance with the provisions of MSDW Mid-Cap's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to TCW/DW Mid-Cap;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by TCW/DW Mid-Cap or MSDW Mid-Cap to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of TCW/DW Mid-Cap or MSDW Mid-Cap;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 MSDW Mid-Cap shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MSDW Mid-Cap Shareholders all of MSDW Mid-Cap's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to TCW/DW Mid-Cap and MSDW Mid-Cap, which opinion may be relied upon by the shareholders of MSDW Mid-Cap, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of MSDW Mid-Cap's assets in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of certain stated liabilities of MSDW Mid-Cap followed by the distribution by MSDW Mid-Cap of TCW/DW Mid-Cap Shares to the MSDW Mid-Cap Shareholders in exchange for their MSDW Mid-Cap shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MSDW Mid-Cap and TCW/DW Mid-Cap will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by TCW/DW Mid-Cap upon the receipt of the assets of MSDW Mid-Cap solely in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities of MSDW Mid-Cap;

     (c) No gain or loss will be recognized by MSDW Mid-Cap upon the transfer of the assets of MSDW Mid-Cap to TCW/DW Mid-Cap in exchange for TCW/DW Mid-Cap Shares and the assumption by TCW/DW Mid-Cap of the stated liabilities or upon the distribution of TCW/DW Mid-Cap Shares to the MSDW Mid-Cap Shareholders in exchange for their MSDW Mid-Cap shares;

     (d) No gain or loss will be recognized by the MSDW Mid-Cap Shareholders upon the exchange of the MSDW Mid-Cap shares for TCW/DW Mid-Cap Shares;

     (e) The aggregate tax basis for TCW/DW Mid-Cap Shares received by each MSDW Mid-Cap Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the MSDW Mid-Cap Shares held by each such MSDW Mid-Cap Shareholder immediately prior to the Reorganization;

     (f) The holding period of TCW/DW Mid-Cap Shares to be received by each MSDW Mid-Cap Shareholder will include the period during which the MSDW Mid-Cap Shares surrendered in exchange therefor were held (provided such MSDW Mid-Cap Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of MSDW Mid-Cap acquired by TCW/DW Mid-Cap will be the same as the tax basis of such assets to MSDW Mid-Cap immediately prior to the Reorganization; and

     (h) The holding period of the assets of MSDW Mid-Cap in the hands of TCW/DW Mid-Cap will include the period during which those assets were held by MSDW Mid-Cap.

     Notwithstanding anything herein to the contrary, neither TCW/DW Mid-Cap nor MSDW Mid-Cap may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) TCW/DW Mid-Cap shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. MSDW Mid-Cap shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of MSDW Mid-Cap being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to MSDW Mid-Cap's obligations specified in this Agreement), Capital Appreciation's only obligation hereunder shall be to reimburse TCW/DW Mid-Cap for all reasonable out-of-pocket fees and expenses incurred by TCW/DW Mid-Cap in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of TCW/DW Mid-Cap being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to TCW/DW Mid-Cap's obligations specified in this Agreement), TCW/DW Mid-Cap's only obligation hereunder shall be to reimburse MSDW Mid-Cap for all reasonable out-of-pocket fees and expenses incurred by MSDW Mid-Cap in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of MSDW Mid-Cap hereunder shall not survive the dissolution and complete liquidation of MSDW Mid-Cap in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of MSDW Mid-Cap and TCW/DW Mid-Cap;

     (b) by either TCW/DW Mid-Cap or MSDW Mid-Cap by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 1999; or

     (c) by either TCW/DW Mid-Cap or MSDW Mid-Cap, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the MSDW Mid-Cap shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of TCW/DW Mid-Cap or MSDW Mid-Cap, or the trustees or officers of TCW/DW Mid-Cap or MSDW Mid-Cap, to any other party or its trustees or officers.


     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of TCW/DW Mid-Cap or MSDW Mid-Cap, or the trustees or officers of TCW/DW Mid-Cap or MSDW Mid-Cap, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS


     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 The obligations and liabilities of TCW/DW Mid-Cap hereunder are solely those of TCW/DW Mid-Cap. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of TCW/DW Mid-Cap shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of TCW/DW Mid-Cap and signed by authorized officers of TCW/DW Mid-Cap acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.


     13.6 The obligations and liabilities of MSDW Mid-Cap hereunder are solely those of MSDW Mid-Cap. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of MSDW Mid-Cap shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of MSDW Mid-Cap and signed by authorized officers of MSDW Mid-Cap acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER MID-CAP
                                GROWTH FUND



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------

                                   Name:  Charles A. Fiumefreddo

                                   Title:    President



                                TCW/DW MID-CAP EQUITY TRUST



                                By:  /s/ BARRY FINK
                                   --------------------------------------------

                                   Name: Barry Fink

                                   Title:   Vice President

                                                 PROSPECTUS - MARCH 29, 1999

TCW/DW
--------------------------------------------------------------------------------

                                                           MID-CAP EQUITY TRUST



















                       A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS



The Fund                  Investment Objective ......................      1

                          Principal Investment Strategies ...........      1

                          Principal Risks ...........................      1

                          Past Performance ..........................      2

                          Fees and Expenses .........................      3

                          Additional Investment Strategy Information.      4

                          Additional Risk Information ...............      4

                          Fund Management ...........................      6

Shareholder Information   Pricing Fund Shares .......................      7

                          How to Buy Shares .........................      7

                          How to Exchange Shares ....................      9

                          How to Sell Shares ........................     10

                          Distributions .............................     12

                          Tax Consequences ..........................     12

                          Share Class Arrangements ..................     13

Financial Highlights      ...........................................     20

                          This Prospectus contains important
                          information about the Fund.
                          Please read it carefully and keep it
                          for future reference.




     FUND CATEGORY
     -------------
[X]  GROWTH

[ ]  Growth and Income

[ ]  Income

[ ]  Money Market

THE FUND

[GRAPHIC OMITTED]             INVESTMENT OBJECTIVE
--------------------------------------------------

TCW/DW Mid-Cap Equity Trust is a mutual fund that seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.


[start sidebar]

CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in value rather than pay out income.

[end sidebar]

[GRAPHIC OMITTED]             PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------

The Fund will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $192 million and $11.7 billion as of February 26, 1999. The Fund's "Adviser," TCW Funds Management, Inc., invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Adviser uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Adviser then subjects the list of securities to a fundamental analysis using a variety of criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others. In addition to U.S. common stocks, the Fund may make other investments. For more information about the Fund's investments, see the "Additional Investment Strategy Information" section.


[GRAPHIC OMITTED]             PRINCIPAL RISKS
---------------------------------------------

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

[start sidebar]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year for the past two calendar years.


[end sidebar]

[GRAPHIC OMITTED]             PAST PERFORMANCE
----------------------------------------------

The bar chart and table below provide some indication of the Fund's performance history. The Fund's past performance does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

       1997              '98
       ----              ---
      10.97%            62.71%



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 49.24% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).




[start sidebar]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.

[end sidebar]

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)

                                                   LIFE OF FUND
                                  PAST 1 YEAR     (SINCE 2/27/96)
                                  -----------     ---------------
 Class A                            55.11%              --
 Class B(1)                         57.71%            24.07%
 Class C                            61.53%              --
 Class D                            64.16%              --
 S&P 400(2)                         19.11%            22.76%
 Lipper Mid-Cap Funds Index(3)      13.92%            15.07%

1  Prior to July 28, 1997, the Fund only issued Class B shares.

2 The Standard & Poor's (Registered Trademark) Mid-Cap 400 Index, a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees, and should not be considered an investment.

3 The Lipper Mid-Cap Funds Index is an equally-weighted performance index of mid-cap funds. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]             FEES AND EXPENSES
-----------------------------------------------

The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

[start sidebar]

SHAREHOLDER FEES
These fees are paid directly from your investment.

[end sidebar]

                                                     CLASS A     CLASS B     CLASS C     CLASS D
                                                     -------     -------     -------     -------
 SHAREHOLDER FEES
 Maximum sales charge (load) imposed on              5.25%(1)      None        None        None
 purchases (as a percentage of offering price)

 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the offering       None(2)     5.00%(3)    1.00%(4)     None
 price or net asset value at redemption)

[start sidebar]

ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 1998.

[end sidebar]

                                                     CLASS A     CLASS B     CLASS C     CLASS D
                                                     -------     -------     -------     -------
 ANNUAL FUND OPERATING EXPENSES
 Management and Advisory fee                         1.00%       1.00%       1.00%       1.00%

 Distribution and service (12b-1) fees               0.25%       0.90%       1.00%        None

 Other expenses                                      0.30%       0.30%       0.30%       0.30%
                                                     ----        ----        ----        ----
 Total annual Fund operating expenses                1.55%       2.20%       2.30%       1.30%
                                                     ====        ====        ====        ====

(1) Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on sales made within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable to sales made within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

              IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
-----------------------------------------------------     -------------------------------------
             1 Year    3 Years    5 Years    10 Years     1 Year   3 Years   5 Years   10 Years
             ------    -------    -------    --------     ------   -------   -------   --------
 CLASS A     $674      $989       $1325      $2274        $674     $989      $1325     $2274
 CLASS B     $725      $994       $1390      $2554        $225     $694      $1190     $2554
 CLASS C     $333      $718       $1230      $2636        $233     $718      $1230     $2636
 CLASS D     $132      $412       $713       $1568        $132     $412      $713      $1568

[GRAPHIC OMITTED]             ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------------------------------------

The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.

This section provides additional information concerning the Fund's principal strategies.

COMMON STOCKS. As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 65% of its assets in a portfolio of common stocks of medium-sized companies.

OTHER INVESTMENTS. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market or otherwise affect the Fund's ability to meet its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 150% annually under normal circumstances. A high turnover rate will increase Fund brokerage costs and may affect the Fund's performance. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio referenced in "Principal Investment Strategies" apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]             ADDITIONAL RISK INFORMATION
---------------------------------------------------------

As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its common stock investments, including the risks associated with investments in securities of medium-sized companies. This section provides additional information regarding the principal risks of investing in the Fund.

SMALL COMPANIES. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), the Adviser and the Fund's other service providers, as well as the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Manager, Adviser and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

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MORGAN STANLEY DEAN WITTER ADVISORS INC.

The Manager is a wholly owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is widely recognized as a leader in the mutual fund industry. Together, the Manager and Morgan Stanley Dean Witter Advisors Inc. have more than $126.2 billion in assets under management or administration as of February 28, 1999.

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[GRAPHIC OMITTED]             FUND MANAGEMENT
---------------------------------------------

The Fund has retained the Manager -- Morgan Stanley Dean Witter Services Company Inc. -- to provide administrative services and manage its business affairs (other than providing investment advice). The Fund has contracted with the Adviser -- TCW Funds


Management, Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., which is in turn a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. The Manager's main business office is located at Two World Trade Center, New York, NY 10048.

The Adviser, together with its affiliated companies, manages more than $55 billion primarily for institutional investors. The Adviser is a wholly-owned subsidiary of The TCW Group, Inc. Its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Douglas S. Foreman, Group Managing Director of the Adviser, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Adviser. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of The TCW Group since 1994.

The Fund pays the Manager and Adviser a monthly management or advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Manager and Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 1998 the Fund accrued aggregate total compensation to the Manager and the Adviser of 1.00% of the Fund's average daily net assets (0.60% to the Manager and 0.40% to the Adviser).

In connection with the contemplated consolidation of the TCW/DW Funds with the Morgan Stanley Dean Witter Funds, the Fund's Board of Trustees has approved changes to the Fund's management/advisory relationships. Specifically, the Board has approved the appointment of Morgan Stanley Dean Witter Advisors Inc. as the new investment manager to replace the Adviser. The Board also has approved the retention of the Adviser as sub-advisor to the Fund. The result of the new arrangements would be that Morgan Stanley Dean Witter Advisors Inc. would have overall responsibility for management of the Fund, including supervisory responsibility over the Fund's investment programs, while the Adviser would retain responsibility for investing the Fund's assets. The Manager would continue to have responsibility for administrative services. Under the new arrangements, the investment management fee rate that would be paid by the Fund would be equal to the aggregate management/advisory fee rate currently paid by the Fund. The Adviser would receive a sub-advisory fee paid by Morgan Stanley Dean Witter Advisors Inc. equal to 0.40% of Morgan Stanley Dean Witter Advisors Inc.'s fee. In order for the new arrangements to be implemented, they must be approved by the Fund's shareholders, who will be asked to approve the changes at a June 8, 1999 shareholders' meeting. Once shareholder approval is obtained, the new arrangements would be effective as soon as practicable thereafter.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]             PRICING FUND SHARES
-------------------------------------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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CONTACTING A FINANCIAL ADVISOR

If you are new to the TCW/DW Funds family and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds

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[GRAPHIC OMITTED]             HOW TO BUY SHARES
-----------------------------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS

                                                                       MINIMUM INVESTMENT
                                                                       ------------------
INVESTMENT OPTIONS                                                   INITIAL      ADDITIONAL
------------------                                                   -------      ----------
 Regular Accounts:                                                    $1,000          $100

 Individual Retirement Accounts:     Regular IRAs                     $1,000          $100
                                     Education IRAs                   $500            $100

 EasyInvest(SM)                      (Automatically from your
                                     checking or savings account
                                     or Money Market Fund)            $100*           $100*

*  Provided your schedule of investments totals $1,000 in twelve months.

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EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.

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There is no minimum investment amount if you purchase Fund shares through: (1) the Morgan Stanley Dean Witter Advisors' mutual fund asset allocation plan, or
(2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

THREE DAY SETTLEMENT. Fund shares are sold through the Fund's distributor, Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for Fund shares is due on the third business day (settlement day) after you place a purchase order.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: TCW/DW Mid-Cap Equity
  Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]             HOW TO EXCHANGE SHARES
----------------------------------------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered TCW/DW Multi-Class Fund advised by the Adviser and managed by the Manager, without the imposition of an exchange fee. You may also exchange Fund shares, without the imposition of an exchange fee, for shares of TCW/DW North American Government Income Trust, and five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]             HOW TO SELL SHARES
------------------------------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order in proper form.

 OPTIONS             PROCEDURES
-------------------- ----------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial
 Financial Advisor   Advisor or other authorized financial representative.
                     ----------------------------------------------------------------------------------
 [GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
-------------------- ----------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o your account number;
                     o the dollar amount or the number of shares you wish to sell;
                     o the Class of shares you wish to sell; and
                     o the signature of each owner as it appears on the account.
                     ----------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee.
                     You can generally obtain a signature guarantee from a securities broker-dealer, bank or credit union; a notary public cannot provide a signature guarantee.
                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ----------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey
                     City, New Jersey 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ----------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-------------------- ----------------------------------------------------------------------------------

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SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to withdraw money automatically from your Fund account at regular intervals. The service is available to shareholders whose investments in all TCW/DW Funds total at least $10,000. Contact your Morgan Stanley Dean Witter Financial Advisor for more details.

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 OPTIONS           PROCEDURES
------------------ ---------------------------------------------------------------------------------
 Systematic        If your investment in all of the TCW/DW Family of Funds has a total market
 Withdrawal Plan   value of at least $10,000, you may elect to withdraw amounts of $25 or more,
[GRAPHIC OMITTED]  or in any whole percentage of a Fund's balance (provided the amount is at least
                   $25), on a monthly, quarterly, semi-annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                   ---------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
                   ---------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley
                   Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------ ---------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your instruction to sell in proper form, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

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TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another TCW/DW Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.

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[GRAPHIC OMITTED]             DISTRIBUTIONS
-------------------------------------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Any capital gains are distributed in December; if a second capital gain distribution is necessary, it is paid in the following year. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]             TAX CONSEQUENCES
----------------------------------------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]             SHARE CLASS ARRANGEMENTS
------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS     SALES CHARGE                                                        ANNUAL 12B-1FEE
-----     ------------                                                        ---------------
  A       Maximum 5.25% initial sales charge reduced for purchase of
          $25,000 or more; shares sold without an initial sales charge are
          generally subject to a 1.0% CDSC during the first year                   0.25%

  B       Maximum 5.0% CDSC during the first year decreasing to 0%
          after six years                                                           1.0%

  C       1.0% CDSC during the first year                                           1.0%

  D       None                                                                      None


CLASS A SHARES    Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

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FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

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The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                 FRONT-END SALES CHARGE
                                                 ----------------------
                                          PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE     OF AMOUNT INVESTED
----------------------------          ---------------------     ------------------
 Less than $25,000                           5.25%                    5.54%
 $25,000 but less than $50,000               4.75%                    4.99%
 $50,000 but less than $100,000              4.00%                    4.17%
 $100,000 but less than $250,000             3.00%                    3.09%
 $250,000 but less than $1 million           2.00%                    2.04%
 $1 million and over                           0                        0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other TCW/DW Multi-Class Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other TCW/DW Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any TCW/DW Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other TCW/DW Multi-Class Funds. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.

OTHER FRONT-END SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW
  Eligible Plans") which have at least 200 eligible employees.

o A MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

CLASS B SHARES   Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

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CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain TCW/DW Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

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YEAR SINCE PURCHASE PAYMENT MADE    CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------    ---------------------------------------
 First                                               5.0%
 Second                                              4.0%
 Third                                               3.0%
 Fourth                                              2.0%
 Fifth                                               2.0%
 Sixth                                               1.0%
 Seventh and thereafter                              None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares held for you as a participant in a MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a TCW/DW Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of one of the five Money Market Funds for which Morgan Stanley Dean Witter Advisors serves as Investment Manager, TCW/DW Multi-Class Fund or TCW/DW North American Government Income Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another TCW/DW Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the TCW/DW Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a TCW/DW Multi-Class Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.



CLASS C SHARES   Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

o Investors participating in Morgan Stanley Dean Witter Advisors' mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Certain unit investment trusts sponsored by Dean Witter Reynolds.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other TCW/DW Multi-Class Funds and/or (2) previous purchases of Class A shares of

TCW/DW Multi-Class Funds, TCW/DW North American Government Income Trust and five Money Market Funds advised by Morgan Stanley Dean Witter Advisors you currently own.



NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 CLASS B

                                                                                             FOR THE PERIOD
                                                 FOR THE YEAR           FOR THE YEAR       FEBRUARY 27, 1996*
                                                    ENDED                  ENDED                THROUGH
                                             NOVEMBER 30, 1998++   NOVEMBER 30, 1997**++   NOVEMBER 30, 1996
                                             -------------------   ---------------------   -----------------
 SELECTED PER SHARE DATA
 Net asset value, beginning of period          $  10.85                   $  10.92              $  10.00
                                               ========                   ========              ========
 Income (loss) from Investment operations
  Net investment income                           (0.26)                     (0.22)                (0.13)
  Net realized and unrealized gain                 4.87                       0.15                  1.05
                                               --------                   --------              --------
 Total income (loss) from investment
 operations                                        4.61                      (0.07)                 0.92
                                               ========                   ========              ========
 Net asset value, end of period                $  15.46                   $  10.85              $  10.92
                                               ========                   ========              ========
 TOTAL RETURN+                                    42.49%                     (0.64)%                9.20%(1)
                                               --------                   --------              --------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                          2.20%(3)                   2.29%                 2.28%(2)
 Net investment loss                              (2.05)%(3)                 (2.16)%               (1.79)%(2)
                                               --------                   --------              --------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands       $212,043                   $174,412              $205,274
 Portfolio turnover rate                             52%                        49%                   25%(1)
                                               --------                   --------              --------


*     Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A++

                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                            -----------------   -----------------
 SELECTED PER SHARE DATA
 Net asset value, beginning of period       $10.88              $10.85
                                            ======              ======
 Income from Investment operations
  Net investment loss                        (0.18)              (0.06)
  Net realized and unrealized gain            4.90                0.09
                                            ------              ------
Total income from investment operations       4.72                0.03
                                            ======              ======
 Net asset value, end of period             $15.60              $10.88
                                            ======              ======
 TOTAL RETURN+                               43.38%               0.28%(1)
                                            ------              ------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                     1.55%(3)            1.55%(2)
 Net investment loss                         (1.40)%(3)          (1.46)%(2)
                                            ------              ------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands    $1,107              $   58
 Portfolio turnover rate                        52%                 49%


 CLASS C++

SELECTED PER SHARE DATA
 Net asset value, beginning of period       $10.85              $10.85
                                            ======              ======
 Income from Investment operations
  Net investment loss                        (0.28)              (0.08)
  Net realized and unrealized gain            4.88                0.08
                                            ------              ------
 Total income from investment operations      4.60                  --
                                            ======              ======
 Net asset value, end of period             $15.45              $10.85
                                            ------              ------
 TOTAL RETURN+                               42.27%               0.09%(1)
                                            ------              ------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                     2.30%(3)            2.32%(2)
 Net investment loss                         (2.15)%(3)          (2.22)%(2)
                                            ------              ------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands    $  712              $   83
 Portfolio turnover rate                        52%                 49%

*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

 CLASS D++

                                                                 FOR THE PERIOD
                                               FOR THE YEAR      JULY 28, 1997*
                                                  ENDED              THROUGH
                                            NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                            -----------------   -----------------
 SELECTED PER SHARE DATA
 Net asset value, beginning of period           $10.89              $10.85
                                                ======              ======
 Income from Investment operations
  Net investment loss                            (0.15)              (0.05)
  Net realized and unrealized gain                4.92                0.09
                                                ------              ------
 Total income from investment operations          4.77                0.04
                                                ======              ======
 Net asset value, end of period                 $15.66              $10.89
                                                ======              ======
 TOTAL RETURN+                                   43.80%               0.37%(1)
                                                ------              ------
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                         1.30%(3)            1.30%(2)
 Net investment loss                             (1.15)%(3)          (1.19)%(2)
                                                ------              ------
 SUPPLEMENTAL DATA
 Net assets, end of period, in thousands        $   15              $   10
 Portfolio turnover rate                            52%                 49%


*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES


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TCW/DW MID-CAP EQUITY TRUST

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


[start sidebar]

TICKER SYMBOLS:
 Class A:                  TMDAX
------------------
 Class B:                  TMDBX
------------------
 Class C:                  TMDCX
------------------
 Class D:                  TMDDX
------------------

[end sidebar]


















(INVESTMENT COMPANY ACT FILE NO. 811-7377)

TCW/DW MID-CAP EQUITY TRUST    Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS November 30, 1998


DEAR SHAREHOLDER:

Global equity markets witnessed extreme volatility over the past year, most notably beginning last summer. Deepening recessions in non-Japan Asia and Japan itself, debt defaults and a currency and economic collapse in Russia, as well as fears over the outlook for Latin America triggered a major decline in stock prices during the summer months. As stocks declined and credit market spreads widened, a severe liquidity crunch developed, which resulted in the near-collapse of a major hedge fund and enormous trading and loan losses at banks and investment firms in both the United States and abroad. In turn, lending was curbed, as was floating of new issues and trading liquidity.

To stave off a global credit crunch, which could have toppled the global economy into recession or worse, the Federal Reserve Board and virtually all other global central banks sharply reduced interest rates. Stock markets rallied in response, and in October values recovered back to their previous peaks.


PERFORMANCE

For the fiscal year ended November 30, 1998, TCW/DW Mid-Cap Equity Trust turned in very strong performance, with Class A, Class B, Class C and Class D shares producing total returns of 43.38 percent, 42.49 percent, 42.27 percent and
43.80 percent, respectively. For the same period, the Standard & Poor's Mid-Cap 400 Index and the Lipper Mid-Cap Fund Index registered total returns of 10.40 percent and 3.68 percent, respectively.

The Fund's favorable performance relative to its benchmark index and its Lipper peer group is attributable primarily to the portfolio manager's investment in companies that were able to grow regardless of external events, particularly those in the Internet-related sector. According to the Fund's investment adviser, TCW Funds Management, Inc. (TCW), these companies have been adept at discovering new and creative ways to stay ahead of the competition within their respective markets.

The accompanying chart illustrates the growth of a $10,000 investment in the Class B shares of the Fund from its inception on February 27, 1996,

TCW/DW MID-CAP EQUITY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1998, continued


through November 30, 1998, versus similar hypothetical investments in the issues that comprise the Standard & Poor's Mid-Cap 400 Index and the Lipper Mid-Cap Funds Index, respectively.


THE PORTFOLIO

The past year was one in which the Fund made significant changes in its portfolio sector weightings to take advantage of the fastest-growing sectors in the economy and minimize the effect of any macroeconomic slowdown. Over the reporting period, the Internet-related sector consistently exceeded expectations, often by huge margins. Accordingly, large positions were built in the sector, including powerful growth names such as Yahoo!, Amazon.com and eBay, which were the Fund's three largest holdings as of November 30. TCW believes that the Internet, with its power to change the way people interact with each other, represents the U.S. economy's next major change, similar to the PC revolution that took place in the early 1980s, which spawned a technological revolution and created enormous shareholder wealth.

In the portion of the portfolio that is not invested in Internet-related companies, the Fund also benefited from changes in the cable television industry, where it has significant exposure. Industry consolidation, increased share of advertising spending and the prospect of additional revenue streams led to considerable stock appreciation. Another area where the Fund profited was in specialty retail, which took advantage of a preference among consumers to shop for specific and quality merchandise rather than undifferentiated products offered by mass-marketed retailers.

The portfolio's three major areas of concentration on November 30, 1998, were consumer-related groups, business services and technology. The most significant reduction was in health care, which went from approximately 20 percent of net assets to less than 10 percent. According to TCW, the health-care industry is experiencing significant pricing pressure, which is affecting corporate earnings growth.


GOING FORWARD

While the widespread easing of monetary policy has been encouraging, in TCW's opinion several problems still loom large. Commodity prices are plunging, global trade is declining, the prices of goods are falling and retail sales are slowing sharply. These factors indicate that the global economy is in the grip of a major slowdown, the extent of which cannot be forecast with much conviction at this time.

According to TCW, the key, as ever, is in finding companies that have the ability to grow throughout these and other trying economic times, companies that concentrate their efforts on developing new and better products and improving their processes, services and technologies in an effort to dominate their industries. Investing in stocks that fit these criteria will continue to be the Fund's priority.

TCW/DW MID-CAP EQUITY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1998, continued


We appreciate your ongoing support of TCW/DW Mid-Cap Equity Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW MID-CAP EQUITY TRUST
FUND PERFORMANCE November 30, 1998


                           GROWTH OF $10,000 CLASS B

        Date               Total           S&P Midcap IX         Lipper
--------------------   --------------   -------------------   ------------
 February 27, 1996        $10,000            $10,000             $10,000
 November 30, 1996        $10,920            $11,351             $11,192
 November 30, 1997        $10,850            $14,468             $12,974
 November 30, 1998        $15,160(3)         $15,972             $13,452

                -- Fund   -- S&P Midcap IX(4)   -- Lipper(5)

Past performance is not predictive of future returns. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                      CLASS B SHARES*
-------------------------------------------------------------
PERIOD ENDED 11/30/98
---------------------------
1 Year                            42.49%(1)        37.49%(2)
Since Inception (2/27/96)         17.12%(1)        16.29%(2)

                      CLASS C SHARES++
-------------------------------------------------------------
PERIOD ENDED 11/30/98
---------------------------
1 Year                            42.27%(1)        41.27%(2)
Since Inception (7/28/97)         30.14%(1)        30.14%(2)

                      CLASS A SHARES++
-------------------------------------------------------------
PERIOD ENDED 11/30/98
---------------------------
1 Year                            43.38%(1)        35.85%(2)
Since Inception (7/28/97)         31.08%(1)        25.92%(2)

                      CLASS D SHARES#
-------------------------------------------------------------
PERIOD ENDED 11/30/98
---------------------------
1 Year                            43.80%(1)
Since Inception (7/28/97)         31.46%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value after the deduction of a 3% contingent deferred sales charge
      (CDSC), assuming a complete redemption on November 30, 1998.
(4) The Standard & Poor's Mid-Cap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Mid-Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
 * The maximum CDSC for Class B shares is 5.0%. The CDSC declines to 0% after six years.
 +    The maximum front-end sales charge for Class A shares is 5.25%.
 ++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 #    Class D shares have no sales charge.

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998


NUMBER OF
  SHARES                                                           VALUE
-------------------------------------------------------------------------------
                    COMMON STOCKS (98.4%)
                    Accident & Health Insurance (2.0%)
 78,200             Hartford Life, Inc. (Class A) ..........   $  4,286,337
                                                               ------------
                    Advertising (3.2%)
253,712             Outdoor Systems, Inc.* .................      6,850,224
                                                               ------------
                    Biotechnology (1.2%)
 34,400             Biogen, Inc.* ..........................      2,610,100
                                                               ------------
                    Books/Magazine (0.3%)
 39,000             Playboy Enterprises, Inc.
                    (Class B)* .............................        602,062
                                                               ------------
                    Broadcast Media (9.9%)
152,000             Cablevision Systems Corp.
                    (Class A)* .............................      6,289,000
171,800             Clear Channel Communications,
                    Inc.* ..................................      8,031,650
130,000             TCA Cable TV, Inc. .....................      3,705,000
119,600             Westwood One, Inc.* ....................      3,139,500
                                                               ------------
                                                                 21,165,150
                                                               ------------
                    Cable & Telecommunications (2.9%)
 82,900             Global Crossing Ltd.* ..................      3,139,837
114,100             MetroNet Communications Corp.
                    (Class B) (Canada)* ....................      3,016,519
                                                               ------------
                                                                  6,156,356
                                                               ------------
                    Casino/Gambling (1.0%)
139,800             Mirage Resorts, Inc.* ..................      2,079,525
                                                               ------------
                    Computer Software (1.8%)
149,400             Cerner Corp.* ..........................      3,921,750
                                                               ------------
                    Computer Software
                    & Services (8.6%)
 55,200             Documentum, Inc.* ......................      2,318,400
178,300             FORE Systems, Inc.* ....................      2,696,787
106,200             National Techteam, Inc.* ...............        716,850
 56,300             Rational Software Corp.* ...............      1,277,306
333,600             Siebel Systems, Inc.* ..................      8,048,100
 86,400             VeriSign, Inc.* ........................      3,434,400
                                                               ------------
                                                                 18,491,843
                                                               ------------
                    Diversified Commercial
                    Services (10.7%)
 68,287             Apollo Group, Inc. (Class A)* ..........      2,202,256
121,250             Paychex, Inc. ..........................      6,032,187
133,800             Robert Half International, Inc.* .......      6,288,600
275,500             Romac International, Inc.* .............      3,839,781
209,700             Whittman-Hart, Inc.* ...................      4,613,400
                                                               ------------
                                                                 22,976,224
                                                               ------------
                    Diversified Financial Services (1.6%)
 93,000             Price (T. Rowe) Associates, Inc. .......      3,324,750
                                                               ------------
                    Electronic Components (2.5%)
103,300             Xilinx, Inc.* ..........................   $  5,242,475
                                                               ------------
                    Electronics - Semiconductors/
                    Components (5.8%)
 87,800             Altera Corp.* ..........................      4,307,688
147,600             Maxim Integrated Products, Inc.*........      5,793,300
 66,600             Microchip Technology, Inc.* ............      2,318,513
                                                               ------------
                                                                 12,419,501
                                                               ------------
                    Hospital/Nursing Management (2.3%)
230,287             Health Management Associates,
                    Inc. (Class A)* ........................      4,994,349
                                                               ------------
                    Household Furnishings &
                    Appliances (1.6%)
123,900             Restoration Hardware, Inc.* ............      3,407,250
                                                               ------------
                    Internet (26.8%)
 72,100             Amazon.com, Inc.* ......................     13,843,200
104,800             At Home Corp. (Series A)* ..............      6,091,500
 53,300             Broadcast.com Inc.* ....................      3,517,800
141,200             E*TRADE Group, Inc.* ...................      3,812,400
 56,500             eBay Inc.* .............................     11,158,750
  3,200             GeoCities* .............................         96,200
 97,500             Yahoo! Inc.* ...........................     18,713,906
                                                               ------------
                                                                 57,233,756
                                                               ------------
                    Life Insurance (0.5%)
 32,300             MONY Group Inc.* .......................        999,281
                                                               ------------
                    Medical Specialties (1.3%)
151,300             Safeskin Corp.* ........................      2,865,244
                                                               ------------
                    Oil & Gas Drilling (0.9%)
174,700             Precision Drilling Corp. (Canada)*......      1,888,944
                                                               ------------
                    Real Estate (0.4%)
 48,000             CB Richard Ellis Services, Inc.* .......        852,000
                                                               ------------
                    Retail - Specialty (9.7%)
155,600             Bed Bath & Beyond, Inc.* ...............      4,852,775
141,200             Best Buy Co., Inc.* ....................      8,136,650
140,300             Corporate Express, Inc.* ...............        806,725
167,500             Just For Feet, Inc.* ...................      3,789,688
358,200             PetSmart, Inc.* ........................      3,067,088
                                                               ------------
                                                                 20,652,926
                                                               ------------
                    Retail - Specialty Apparel (1.2%)
104,800             Talbot's, Inc. (The) ...................      2,672,400
                                                               ------------
                    Wireless Communication (2.2%)
207,300             American Tower Corp. (Class A)*.........      4,793,813
                                                               ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $123,840,678)..........    210,486,260
                                                               ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                VALUE
--------------------------------------------------------------------
              SHORT-TERM INVESTMENT (1.6%)
              REPURCHASE AGREEMENT
$   3,398     The Bank of New York 4.625%
              due 12/01/98 (dated 11/30/98;
              proceeds $3,398,551) (a)
              (Identified Cost $3,398,114)..........   $   3,398,114
                                                       -------------

TOTAL INVESTMENTS
(Identified Cost $127,238,792) (b).....       100.0%      213,884,374
LIABILITIES IN EXCESS OF OTHER
ASSETS ................................       ( 0.0)           (7,569)
                                              -----       -----------
NET ASSETS ............................       100.0%     $213,876,805
                                              =====      ============

----------------
 *      Non-income producing security.
(a) Collateralized by $1,052,812 Student Loan Marketing Assoc. 5.057% due 12/17/98 valued at $1,052,580; $1,740,000 U.S. Treasury Note 4.00% due
        10/31/00 valued at $1,726,623 and $655,872 U.S. Treasury Note 6.25% due
        10/31/01 valued at $687,554.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $95,811,768 and the aggregate gross unrealized depreciation is $9,166,186, resulting in net unrealized appreciation of $86,645,582.



                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998

ASSETS:
Investments in securities, at value
  (identified cost $127,238,792)................................  $213,884,374
Receivable for:
   Investments sold ............................................       325,774
   Shares of beneficial interest sold ..........................       185,611
   Dividends ...................................................        18,566
Deferred organizational expenses ...............................        74,115
Prepaid expenses ...............................................        40,983
                                                                  ------------
   TOTAL ASSETS ................................................   214,529,423
                                                                  ------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ...................       271,355
   Plan of distribution fee ....................................       140,902
   Management fee ..............................................       102,036
   Investment advisory fee .....................................        68,024
   Investments purchased .......................................        24,750
Accrued expenses ...............................................        45,551
                                                                  ------------
   TOTAL LIABILITIES ...........................................       652,618
                                                                  ------------
   NET ASSETS ..................................................  $213,876,805
                                                                  ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................................  $130,533,669
Net unrealized appreciation ....................................    86,645,582
Accumulated net realized loss ..................................    (3,302,446)
                                                                  ------------
   NET ASSETS ..................................................  $213,876,805
                                                                  ============
CLASS A SHARES:
Net Assets .....................................................  $  1,107,296
Shares Outstanding (unlimited authorized, $.01 par value).......        70,981
   NET ASSET VALUE PER SHARE ...................................  $      15.60
                                                                  ============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) ...........  $      16.46
                                                                  ============
CLASS B SHARES:
Net Assets .....................................................  $212,042,718
Shares Outstanding (unlimited authorized, $.01 par value).......    13,717,791
   NET ASSET VALUE PER SHARE ...................................  $      15.46
                                                                  ============
CLASS C SHARES:
Net Assets .....................................................  $    712,341
Shares Outstanding (unlimited authorized, $.01 par value).......        46,118
   NET ASSET VALUE PER SHARE ...................................  $      15.45
                                                                  ============
CLASS D SHARES:
Net Assets .....................................................  $     14,450
Shares Outstanding (unlimited authorized, $.01 par value).......           923
   NET ASSET VALUE PER SHARE ...................................  $      15.66
                                                                  ============

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended November 30, 1998

NET INVESTMENT LOSS:
INCOME
Dividends .........................................  $    176,224
Interest ..........................................       102,687
                                                     ------------
   TOTAL INCOME ...................................       278,911
                                                     ------------
EXPENSES
Plan of distribution fee (Class A shares) .........         1,092
Plan of distribution fee (Class B shares) .........     1,616,961
Plan of distribution fee (Class C shares) .........         2,906
Management fee ....................................     1,085,682
Investment advisory fee ...........................       723,788
Transfer agent fees and expenses ..................       242,766
Registration fees .................................        84,733
Shareholder reports and notices ...................        59,459
Professional fees .................................        51,628
Organizational expenses ...........................        33,032
Custodian fees ....................................        32,366
Trustees' fees and expenses .......................        31,640
Other .............................................        11,845
                                                     ------------
   TOTAL EXPENSES .................................     3,977,898
                                                     ------------
   NET INVESTMENT LOSS ............................    (3,698,987)
                                                     ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .................................    31,236,102
Net change in unrealized appreciation .............    37,809,903
                                                     ------------
   NET GAIN .......................................    69,046,005
                                                     ------------
NET INCREASE ......................................  $ 65,347,018
                                                     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR        FOR THE YEAR
                                                              ENDED               ENDED
                                                        NOVEMBER 30, 1998   NOVEMBER 30, 1997*
                                                       ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................    $  (3,698,987)      $  (3,891,233)
Net realized gain (loss) .............................       31,236,102         (22,962,571)
Net change in unrealized appreciation ................       37,809,903          23,258,457
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       65,347,018          (3,595,347)
Net decrease from transactions in shares of beneficial
  interest ...........................................      (26,033,572)        (27,115,386)
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       39,313,446         (30,710,733)
NET ASSETS:
Beginning of period ..................................      174,563,359         205,274,092
                                                          -------------       -------------
  END OF PERIOD ......................................    $ 213,876,805       $ 174,563,359
                                                          =============       =============

----------------
*    Class A, Class C and Class D shares were issued July 28, 1997.


                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Mid-Cap Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund who are employees of the Adviser.


4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,805,273 at November 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $679,862 and $372, respectively and received $15,552 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1998 aggregated $92,856,026 and $125,265,184, respectively.

For the year ended November 30, 1998, the Fund incurred brokerage commissions of $645 with Morgan Stanley & Co., Inc., an affliate of the Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                               FOR THE YEAR                         FOR THE YEAR
                                                  ENDED                                ENDED
                                            NOVEMBER 30, 1998                    NOVEMBER 30, 1997*
                                    ----------------------------------   ----------------------------------
                                         SHARES            AMOUNT             SHARES            AMOUNT
                                    ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ............................          70,760      $     975,219             6,748      $      74,233
Repurchased .....................          (5,127)           (68,294)           (1,400)           (15,778)
                                           ------      -------------            ------      -------------
Net increase -- Class A .........          65,633            906,925             5,348             58,455
                                           ------      -------------            ------      -------------
CLASS B SHARES
Sold ............................       2,515,413         32,751,132         2,893,121         29,335,443
Repurchased .....................      (4,871,632)       (60,224,693)       (5,621,922)       (56,605,744)
                                       ----------      -------------        ----------      -------------
Net decrease -- Class B .........      (2,356,219)       (27,473,561)       (2,728,801)       (27,270,301)
                                       ----------      -------------        ----------      -------------
CLASS C SHARES
Sold ............................          41,665            574,086             7,669             86,447
Repurchased .....................          (3,216)           (41,022)               --                 --
                                       ----------      -------------        ----------      -------------
Net increase -- Class C .........          38,449            533,064             7,669             86,447
                                       ----------      -------------        ----------      -------------
CLASS D SHARES
Sold ............................              --                 --               923             10,013
                                       ----------      -------------        ----------      -------------
Net decrease in Fund ............      (2,252,137)     $ (26,033,572)       (2,714,861)     $ (27,115,386)
                                       ==========      =============        ==========      =============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through November 30, 1997.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


7. FEDERAL INCOME TAX STATUS

During the year ended November 30, 1998, the Fund utilized its net capital loss carryover of approximately $34,462,000.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,106,000 during fiscal 1998.

As of November 30, 1998, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $3,698,987.

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                                                                FOR THE PERIOD
                                                                FOR THE YEAR             FOR THE YEAR         FEBRUARY 27, 1996*
                                                                   ENDED                    ENDED                  THROUGH
                                                            NOVEMBER 30, 1998++     NOVEMBER 30, 1997**++     NOVEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of period ...................          $10.85                    $10.92                  $10.00
                                                                  ------                    ------                  ------
Income (loss) from investment operations:
 Net investment loss ...................................          (0.26)                     (0.22)                  (0.13)
 Net realized and unrealized gain ......................           4.87                       0.15                    1.05
                                                                  ------                    ------                  ------
Total income (loss) from investment operations .........           4.61                      (0.07)                   0.92
                                                                  ------                    ------                  ------
Net asset value, end of period .........................          $15.46                    $10.85                  $10.92
                                                                  ======                    ======                  ======
TOTAL RETURN+ ..........................................           42.49 %                   (0.64)%                  9.20 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            2.20 %(3)                 2.29 %                  2.28 %(2)
Net investment loss ....................................           (2.05)%(3)                (2.16)%                 (1.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................        $212,043                  $174,412                $205,274
Portfolio turnover rate ................................              52 %                      49 %                    25 %(1)

-------------
 *    Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                          FOR THE PERIOD
                                                      FOR THE YEAR        JULY 28, 1997*
                                                         ENDED                THROUGH
                                                   NOVEMBER 30, 1998     NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $10.88                $10.85
                                                         ------                ------
Income from investment operations:
 Net investment loss ............................         (0.18)                (0.06)
 Net realized and unrealized gain ...............          4.90                  0.09
                                                         ------                ------
Total income from investment operations .........          4.72                  0.03
                                                         ------                ------
Net asset value, end of period ..................        $15.60                $10.88
                                                         ======                ======
TOTAL RETURN+ ...................................         43.38 %                0.28 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................          1.55 %(3)             1.55 %(2)
Net investment loss .............................         (1.40)%(3)            (1.46)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $1,107                   $58
Portfolio turnover rate .........................            52 %                  49 %

CLASS C SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $10.85                $10.85
                                                         ------                ------
Income from investment operations:
 Net investment loss ............................         (0.28)                (0.08)
 Net realized and unrealized gain ...............          4.88                  0.08
                                                         ------                ------
Total income from investment operations .........          4.60                    --
                                                         ------                ------
Net asset value, end of period ..................        $15.45                $10.85
                                                         ======                ======
TOTAL RETURN+ ...................................         42.27 %                0.09 %(1)

RATIOS TO AVERAGE NET ASSETS :
Expenses ........................................          2.30 %(3)             2.32 %(2)
Net investment loss .............................         (2.15)%(3)            (2.22)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........          $712                   $83
Portfolio turnover rate .........................            52 %                  49 %

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the et asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                           ENDED                THROUGH
                                                     NOVEMBER 30, 1998     NOVEMBER 30, 1997
--------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $10.89               $10.85
                                                         ------               ------
Income from investment operations:
 Net investment loss ............................         (0.15)               (0.05)
 Net realized and unrealized gain ...............          4.92                 0.09
                                                         ------               ------
Total income from investment operations .........          4.77                 0.04
                                                         ------               ------
Net asset value, end of period ..................        $15.66               $10.89
                                                         ======               ======
TOTAL RETURN+ ...................................         43.80 %               0.37 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................          1.30 %(3)            1.30 %(2)
Net investment loss .............................         (1.15)%(3)           (1.19)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........           $15                  $10
Portfolio turnover rate .........................            52 %                 49 %

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW MID-CAP EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Mid-Cap Equity Trust (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 8, 1999

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Douglas S. Foreman
Vice President

Christopher J. Ainley
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER

Morgan Stanley Dean Witter Services Company Inc.


ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



TCW/DW
MID-CAP EQUITY TRUST


[GRAPHIC]


ANNUAL REPORT
NOVEMBER 30, 1998

PROSPECTUS

PROSPECTUS -- JULY 29, 1998
-----------------------------------------------------------------------------

         Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek long-term capital growth. The Fund seeks to meet its investment objective by investing primarily in equity securities of "mid-cap" companies.

         The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

         This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 29, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

MORGAN STANLEY DEAN WITTER
MID-CAP GROWTH FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)
TABLE OF CONTENTS


Prospectus Summary/ 2

Summary of Fund Expenses/ 4

Financial Highlights/ 6


The Fund and its Management/ 9

Investment Objective and Policies/ 9

Risk Considerations/ 16

Investment Restrictions/ 18

Purchase of Fund Shares/ 19

Shareholder Services/ 30

Redemptions and Repurchases/ 33

Dividends, Distributions and Taxes/ 34

Performance Information/ 35

Additional Information/ 36


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           Morgan Stanley Dean Witter
           Distributors Inc.,
           Distributor

PROSPECTUS SUMMARY
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THE FUND            The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, diversified management investment company. The Fund invests primarily in equity securities of "mid-cap"
                    companies (see page 9).
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SHARES OFFERED      Shares of beneficial interest with $.01 par value (see page 36). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 19-29).
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MINIMUM             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest
PURCHASE            (Service Mark) ). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the
                    $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class
                    A shares and shares of funds for which Morgan Stanley Dean Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 19).
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INVESTMENT          The investment objective of the Fund is long-term capital growth (see page 9).
OBJECTIVE
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INVESTMENT          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned
MANAGER             subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with net assets under management of approximately $115.2 billion at June 30, 1998 (see page 9).
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MANAGEMENT          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the portion of the Fund's
FEE                 average daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's average daily net assets exceeding $500 million. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted
                    below (see page 9).
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DISTRIBUTOR         Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
AND                 plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the
DISTRIBUTION        distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The
FEE                 entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class
                    C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
                    The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 19 and 28).
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ALTERNATIVE         Four classes of shares are offered:
PURCHASE            o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger
ARRANGEMENTS        purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's
                    Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 19, 22 and 28).

                                2

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                    o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class
                    B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0%
                    of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class
                    B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 19, 25 and 28).

                    o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                    Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                    (see pages 19, 27 and 28).

                    o Class D shares are offered only to investors meeting an initial investment minimum of $5 million
                    ($25 million for certain qualified plans) and to certain other limited categories of investors. Class
                    D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee
                    (see pages 19, 27 and 28).
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DIVIDENDS           Dividends from net investment income and distributions from net capital gains, if any, are paid at
AND CAPITAL GAINS   least annually. The Fund may, however, determine to retain all or part of any net long-term capital
DISTRIBUTIONS       gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 34).
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REDEMPTION          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class
                    B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 33).
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RISK                The net asset value of the Fund's shares will fluctuate with changes in the market value of portfolio
CONSIDERATIONS      securities. Investing in medium-sized market capitalization companies may involve greater risk of volatility in the Fund's net asset value than is customarily associated with investing in larger, more established companies. In addition, it should be recognized that the foreign securities and markets in which the
                    Fund may invest up to 35% of its total assets pose different and greater risks than those customarily associated with domestic securities and their markets (see pages 9-18).
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        The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended May 31, 1998.



                                                        CLASS A      CLASS B       CLASS C      CLASS D
                                                     ------------ ------------  ------------ -----------
Shareholder Transaction Expenses
---------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments  ....     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.....................................     None          None         None         None
Exchange Fee........................................     None          None         None         None
Annual Fund Operating Expenses (as a percentage of average net assets)
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Management Fees (5).................................     0.75%         0.75%        0.75%        0.75%
12b-1 Fees (6)(7)...................................     0.25%         1.00%        1.00%        None
Other Expenses (5)..................................     0.18%         0.18%        0.18%        0.18%
Total Fund Operating Expenses (8)...................     1.18%         1.93%        1.93%        0.93%



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(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) Management fees and other expenses are based on the Fund's actual aggregate expenses.
(6) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(8) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997.

 EXAMPLES                                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------  -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    $64       $88       $114       $188
  Class B ......................................................    $70       $91       $124       $225
  Class C.......................................................    $30       $61       $104       $225
  Class D ......................................................    $ 9       $30       $ 51       $114

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................    $64       $88       $114       $188
  Class B ......................................................    $20       $61       $104       $225
  Class C ......................................................    $20       $61       $104       $225
  Class D ......................................................    $ 9       $30       $ 51       $114


   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemption and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                                    FOR THE PERIOD
                                                 FOR THE YEAR ENDED MAY 31,       SEPTEMBER 29, 1994*
                                                                                        THROUGH
                                            -------------------------------------    MAY 31, 1995
                                              1998**++      1997         1996
------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....    $14.76      $15.11       $10.81          $10.00
                                            ----------- -----------  ----------- -------------------
Net investment loss .......................     (0.22)      (0.13)       (0.10)          (0.01)
Net realized and unrealized gain ..........      3.79        0.94         5.60            0.84
                                            ----------- -----------  ----------- -------------------
Total from investment operations ..........      3.57        0.81         5.50            0.83
                                            ----------- -----------  ----------- -------------------
Less distributions from net realized gain       (1.16)      (1.16)       (1.20)          (0.02)
                                            ----------- -----------  ----------- -------------------
Net asset value, end of period ............    $17.17      $14.76       $15.11          $10.81
                                            =========== ===========  =========== ===================
TOTAL INVESTMENT RETURN+ ..................     24.68 %      6.01 %      53.02 %          8.26 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................      1.93 %      1.99 %       2.05 %          2.21 %(2)
Net investment loss .......................     (1.31)%     (1.06)%      (1.05)%         (0.16)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..  $635,816    $418,752     $309,272        $115,126
Portfolio turnover rate ...................       169 %       209 %        328 %           199 %(1)
Average commission rate paid ..............   $0.0579     $0.0592      $0.0582              --



------------
 *     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

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                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                               THROUGH
                                           MAY 31, 1998++
-----------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....    $  16.43
                                           --------------
Net investment loss ......................       (0.10)
Net realized and unrealized gain  ........        2.12
                                           --------------
Total from investment operations  ........        2.02
                                           --------------
Less distributions from net realized gain        (1.16)
                                           --------------
Net asset value, end of period ...........    $  17.29
                                           ==============
TOTAL INVESTMENT RETURN+ .................       12.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................        1.19 %(2)
Net investment loss ......................       (0.70)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .    $  2,876
Portfolio turnover rate ..................         169 %
Average commission rate paid .............    $ 0.0579
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....    $  16.43
                                           --------------
Net investment loss ......................       (0.20)
Net realized and unrealized gain  ........        2.10
                                           --------------
Total from investment operations  ........        1.90
                                           --------------
Less distributions from net realized gain        (1.16)
                                           --------------
Net asset value, end of period ...........    $  17.17
                                           ==============
TOTAL INVESTMENT RETURN+ .................       12.01 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................        1.94 %(2)
Net investment loss ......................       (1.40)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .    $  5,802
Portfolio turnover rate ..................         169 %
Average commission rate paid .............    $ 0.0579



------------
 *     The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

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                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                               THROUGH
                                           MAY 31, 1998++
-----------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....    $  16.43
                                           --------------
Net investment loss ......................       (0.06)
Net realized and unrealized gain  ........        2.10
                                           --------------
Total from investment operations  ........        2.04
                                           --------------
Less distributions from net realized gain        (1.16)
                                           --------------
Net asset value, end of period ...........    $  17.31
                                           ==============
TOTAL INVESTMENT RETURN+ .................       12.89 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................        0.93 %(2)
Net investment loss ......................       (0.41)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .    $  1,081
Portfolio turnover rate ..................         169 %
Average commission rate paid .............    $ 0.0579



------------
 *     The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

THE FUND AND ITS MANAGEMENT
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   Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") (formerly named Dean Witter Mid-Cap Growth Fund) is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on May 25, 1994.

   Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.

   MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.8 billion at June 30, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund.


   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million. This fee is higher than the fee paid by most other investment companies. For the fiscal year ended May 31, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.93% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
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   The investment objective of the Fund is long-term capital growth. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

   The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies. A mid-cap company is a company whose market capitalization falls within the range of $250 million to $5 billion. The Fund may invest up to 35% of its total assets in (i) U.S. Government Securities, investment grade corporate debt securities and money market instruments, or (ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase as long as such investments are consistent with the Fund's investment objective. The Fund may invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants, and the direct purchase of foreign securities. Equity securities in which the Fund may invest include common stocks and securities convertible into common stocks. The Fund utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby the Investment Manager seeks to invest assets of the Fund in industries it considers to be attractive at the time of purchase and to sell those it considers overvalued. The Investment Manager will invest principally in those mid-cap companies that in the opinion of the Investment Manager have above-average relative growth potential. Mid-cap companies typically have a better growth potential than their large-cap counterparts because they are still in the early and more dynamic period of their corporate existences. Often mid-size companies and the industries in which they are focused are still evolving as opposed to the more mature industries served by large-cap companies. Moreover, mid-cap companies are not considered "emerging" stocks, nor are they as volatile as small-cap firms. This is due to the fact that mid-cap companies have increased liquidity, attributable to their larger market capitalization as well as longer and more established track records, and a stronger market presence and dominance than small-cap firms. Consequently, because of the better growth inherent in these companies and their industries, mid-cap companies offer superior return potential to large-cap companies, yet owing to their relatively larger size and better recognition in the investment community, they have a reduced risk profile compared to smaller, emerging or micro-cap companies.

   In selecting stocks within the mid-cap universe, the Investment Manager will use an industry approach that seeks to diversify the assets of the Fund in approximately 18 to 35 industries. The Fund will hold less than 5% of its net assets in any one security and will hold less than 10% of its net assets in any one industry. Companies will be selected based on at least three-year track records, and purchases will be primarily focused on companies that: (1) have the potential for above-average relative earnings growth; (2) are focused in industries that are rapidly expanding or have the potential to see increasing sales or earnings; (3) historically have had well-defined and recurring revenues; or (4) are attractive based on an assessment of private market or franchise values.

   After selection of the Fund's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals. From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of its earnings and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cash flow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which the Investment Manager believes to be attractive investments are finally selected for inclusion in the Fund. For a discussion of the risks of mid-cap stocks, see "Risk Considerations" below.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The Fund may hold a portion of its portfolio in investment grade fixed-income securities, including convertible securities, in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

   Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Euro-dollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

PORTFOLIO CHARACTERISTICS

   Fixed-income Securities. Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a non-convertible fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell such securities as soon as is practicable, in sufficient amounts to reduce the total to below 5%.

   Convertible Securities. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


   Options. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 25% of the value of its total assets.

   OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date). See "Options and Futures Transactions--Covered Call Writing" in the Statement of Additional Information.

   Covered Put Writing. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. See "Options and Futures Transactions--Covered Put Writing" in the Statement of Additional Information.

   Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

   Stock Index Options. The Fund may purchase and write options on stock indexes only for hedging purposes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. See "Stock Index Options" and "Risks of Options on Indexes" in the Statement of Additional Information.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. See "Options and Futures Transactions--Futures Contracts" in the Statement of Additional Information.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

   Foreign Securities up to 35% of the value of its total assets, at the time of purchase, in equity securities, rights and warrants issued by foreign issuers. Such investments may also be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically is-sued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. When purchasing foreign securities, the Fund will generally enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund will utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. For a discussion of the risks of foreign securities, see "Risk Considerations" below.


   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and the Investment Manager's own analysis of factors it deems relevant. No particular emphasis is given to investments in securities for the purpose of earning current income. The Fund's portfolio is managed within MSDW Advisors' Growth Group, which manages 29 funds and fund portfolios with approximately $12.6 billion in assets as of June 30, 1998. Peter Hermann, Vice President of MSDW Advisors and a member of the Growth Group, has been the primary portfolio manager of the Fund since January 1998. Prior to joining MSDW Advisors in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York.


   The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Portfolio changes will be effected whenever the Fund's Investment Manager believes they will benefit the performance of the portfolio. As a result the Fund does expect to engage in a substantial number of portfolio transactions. It is anticipated that, under normal market conditions, the Fund's portfolio turnover rate will not exceed 350% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate; thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.


   Pursuant to an order of the Securities and Exchange Commission the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. In addition, the Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager.


RISK CONSIDERATIONS
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   The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment primarily in the securities of medium-sized growth companies. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

   Mid-Cap Stocks. Investing in medium-sized market capitalization companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with investing in larger, more established companies. Often mid-size companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions. Because prices of stocks, including mid-cap stocks, fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance.

   Foreign Securities. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants and the direct purchase of foreign securities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve risks relating to local foreign political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities investments may be affected by changes in currency rates or ex-change control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid and more volatile than securities of U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.


   Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


   Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for a further discussion of risks.

   New futures contracts, options and other financial products and various combinations thereof con-tinue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.


   Year 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


   For additional risk disclosure, please refer to the "Portfolio
Characteristics" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

INVESTMENT RESTRICTIONS
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   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   See the Statement of Additional Information for additional investment restrictions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
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GENERAL


   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Mid-Cap Growth Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a

Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.


   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


   For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.


   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                          CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE           FEATURE
--------------------------------------------------------------------------
    A         Maximum 5.25%               0.25%             No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
--------------------------------------------------------------------------
     B        Maximum 5.0%                 1.0%            B shares convert
              CDSC during the first                        to A shares
              year decreasing                              automatically
                 to 0 after six years                      after
                                                           approximately
                                                           ten years
--------------------------------------------------------------------------
     C        1.0% CDSC during             1.0%             No
              first year
--------------------------------------------------------------------------
     D         None                       None              No
--------------------------------------------------------------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                      --------------------------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
--------------------  --------------- ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
  than $50,000 ......      4.75%            4.99%
$50,000 but less
  than $100,000 .....      4.00%            4.17%
$100,000 but less
  than $250,000 .....      3.00%            3.09%
$250,000 but less
  than $1 million  ..      2.00%            2.04%
$1 million and over          0                 0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


   (1) trusts for which MSDW Trust (which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

   (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.


   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First......................           5.0%
Second ....................           4.0%
Third .....................           3.0%
Fourth ....................           2.0%
Fifth .....................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None


   In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None


   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other

Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.


   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the

Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.


   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   For the fiscal year ended May 31, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $5,693,336, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28, 1997 through May 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $3,277 and $26,884, respectively, which amounts on an annualized basis are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $14,280,349 at May 31, 1998, which was equal to 2.25% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $27,986 in the case of Class C at December 31, 1997, which amount was equal to 0.85% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Board determines that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known. Interest income is accrued daily except when collection is uncertain.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").


   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.


   Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.


   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.


   For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


EXCHANGE PRIVILEGE


   Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class

Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer represen-tative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.


   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemp-tion suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, upon sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees, or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.


   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")


   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.



   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.


   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc., the S&P Mid-Cap Index, NASDAQ Composite, Russell Mid Cap Index, S&P 500 Index and the Wilshire Mid Cap Index.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a pur chase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter
Mid-Cap Growth Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.


MORGAN STANLEY
DEAN WITTER
MID-CAP
GROWTH FUND

PROSPECTUS-JULY 29, 1998

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND     Two World Trade Center, New
LETTER TO THE SHAREHOLDERS May 31, 1998            York, New York 10048



DEAR SHAREHOLDER:


During the twelve-month period ended May 31, 1998, U.S. stocks continued to post impressive gains. Bolstered by a strong economy and low inflation, the Standard & Poor's 500 Composite Stock Price Index, a common measure of the U.S. stock market, returned 30.67 percent. While stocks of larger companies were responsible for much of the market's advance, smaller and mid-sized companies also turned in solid results, with the S&P MidCap 400 Index gaining nearly 30 percent. Mid-cap and small-cap stocks, which had earlier been out of favor with investors, performed particularly well in August and September 1997, as investors began taking advantage of those sectors' attractive valuations.

In October, however, the market's advance came to an abrupt halt over concerns about the economic crisis in Asia, which caused the Dow Jones Industrial Average (DJIA) to drop more than 550 points in a single trading day. Investor concerns resulted in a "flight to quality" that led to their seeking out the relative stability and liquidity of large-cap companies. Despite increased market volatility, U.S. stocks, again led by large-cap issues and supported by the relative strength of the domestic economy, recovered nicely as 1997 came to a close. In fact, by early April 1998 the DJIA surpassed the 9000 mark before partially retreating in May. Once again the catalyst was Asia, where high unemployment in Korea and a relatively peaceful Indonesian revolution, as well as an attack on the Russian currency, caused a renewal of the same fears that had led to the market's weakness last October.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended May 31, 1998, the Fund's Class B shares produced a total return of 24.68 percent, compared to 21.29 percent for the Lipper Mid Cap Funds Index and 29.91 percent for the S&P MidCap 400 Index. Since their inception on July 28, 1997, the Fund's Class A, C and D shares had total returns of 12.77 percent, 12.01 percent and 12.89 percent, respectively. The Fund's benchmarks, the Lipper Mid Cap

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1998

Funds Index and the S&P MidCap 400 Index, returned 8.74 percent and 14.97 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

While the Fund outperformed its peer group during the fiscal year, it did underperform the S&P MidCap 400 Index. The Fund's underperformance relative to the Index can be attributed primarily to the Fund's underweighting of financial stocks, which performed strongly during the period. In addition, the Fund held a substantial portion of its assets in technology stocks, which were negatively affected by the Asian economic crisis.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception (September 29, 1994) through May 31, 1998, versus a similar investment in the issues that comprise the S&P MidCap 400 Index and the Lipper Mid Cap Funds Index.

Over the course of the fiscal year, several important changes have been made to the Fund's portfolio. The most apparent one has been to reduce the number of securities held by the Fund. At the beginning of the current fiscal year the Fund's portfolio consisted of nearly 150 different securities, compared to under 100 securities at fiscal year-end on May 31, 1998. We believe that holding larger positions in fewer securities will enable the Fund to better seek its objective of long-term capital growth.

Despite holding fewer securities, the Fund remains fully diversified across market sectors. At the end of the fiscal year the Fund had 24 percent of its assets in technology, 19 percent in economically sensitive sectors, 15 percent in retail, 14 percent in health care and 8 percent in financial services and interest-rate-sensitive stocks. Among the Fund's largest holdings were Platinum Technology (computer software), Providian Financial Corp. (financial - miscellaneous), Conseco, Inc. (life and health insurance), Tyco International (manufacturing - diversified), U.S.A. Waste Services, Inc. (pollution control) and Staples Inc. (retail - specialty).

LOOKING AHEAD

We remain positive about the long-term prospects for mid-capitalization stocks in general and the Fund in particular. After a sustained period of underperformance compared to large-cap stocks, mid-cap stocks currently offer attractive relative valuations. We believe that as investors begin to realize this, mid-cap stocks will once again resume their pattern of attractive growth.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS May 31, 1998


We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FUND PERFORMANCE May 31, 1998


                 GROWTH OF $10,000 CLASS B


       Date             TOTAL     S&P MIDCAP IX     LIPPER
       ----             -----     -------------     ------
September 29, 1994     $10,000       $10,000       $10,000
   May 31, 1995        $10,826       $11,057       $10,894
   May 31, 1996        $16,566       $14,204       $15,430
   May 31, 1997        $17,563       $16,783       $16,156
   May 31, 1998        $21,698 (3)   $21,803       $19,597


        -- Fund  --- S&P MIDCAP IX (4)  --- Lipper (5)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                        AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

                 CLASS B SHARES**
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
1 Year                       24.68%(1)    19.68%(2)
From Inception (9/29/94)     23.82%(1)    23.51%(2)

                 CLASS C SHARES++
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
FROM INCEPTION (7/28/97)      12.01%(1)   11.01%(2)

                 CLASS A SHARES+
-------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.77%(1)    6.85%(2)


                 CLASS D SHARES+
                               +
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.89%(1)


------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on May 31, 1998.
(4) The S&P Midcap 400 Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Mid Cap Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
* For periods of less than one year, the Fund quotes its total return on a non-annualized basis.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5%. The CDSC declines to 0% after six years.

+     The maximum front-end sales charge for Class A is 5.25%.

++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (95.1%)
             Advertising (2.6%)
   181,225   HA-LO Industries, Inc.* ......................................... $ 5,606,648
   270,000   Snyder Communications, Inc.* ....................................  10,884,375
                                                                              ------------
                                                                                16,491,023
                                                                              ------------
             Apparel (3.8%)
   140,000   Jones Apparel Group, Inc.* ......................................   8,872,500
   150,000   Tommy Hilfiger Corp.* ...........................................  10,087,500
   140,000   Warnaco Group, Inc. (Class A) ...................................   5,775,000
                                                                              ------------
                                                                                24,735,000
                                                                              ------------
             Automotive -Replacement Parts (0.5%)
    50,000   Magna International Inc. (Class A)(Canada)  .....................   3,525,000
                                                                              ------------
             Biotechnology (2.5%)
   320,000   BioChem Pharma, Inc. (Canada)* ..................................   8,360,000
   200,000   Centocor, Inc.* .................................................   7,800,000
                                                                              ------------
                                                                                16,160,000
                                                                              ------------
             Broadcast Media (0.7%)
   100,000   Cox Radio, Inc. (Class A)* ......................................   4,212,500
                                                                              ------------
             Building Materials (1.7%)
   170,000   Southdown, Inc. .................................................  11,156,250
                                                                              ------------
             Communications Equipment (2.1%)
   200,000   CIENA Corp.* ....................................................  10,350,000
   200,000   Pairgain Technologies, Inc.* ....................................   3,125,000
                                                                              ------------
                                                                                13,475,000
                                                                              ------------
             Computer Equipment (1.1%)
   175,000   EMC Corp.* ......................................................   7,251,562
                                                                              ------------
             Computer Software (7.8%)
   250,000   Cadence Design Systems, Inc.* ...................................   8,812,500
   125,000   Compuware Corp.* ................................................   5,734,375
   170,000   Network Associates, Inc.* .......................................  10,412,500
   440,000   Platinum Technology, Inc.* ......................................  11,990,000
   275,000   Software AG Systems, Inc.* ......................................   6,703,125
   150,000   Synopsys, Inc.* .................................................   6,440,625
                                                                              ------------
                                                                                50,093,125
                                                                              ------------
             Computer Software & Services (4.0%)
   180,000   Citrix Systems, Inc.* ...........................................   9,382,500
   350,000   Legato Systems, Inc.* ...........................................   9,975,000
   140,000   Visio Corp.* ....................................................   6,545,000
                                                                              ------------
                                                                                25,902,500
                                                                              ------------
             Computers (1.9%)
   100,000   FileNET Corp.* .................................................. $ 5,500,000
   125,000   Lexmark International Group, Inc. (Class A)* ....................   6,937,500
                                                                              ------------
                                                                                12,437,500
                                                                              ------------
             Consumer Business Services (1.5%)
   290,000   AccuStaff Inc.* .................................................   9,551,875
                                                                              ------------
             Consumer Products (1.3%)
   200,000   Dominick's Supermarkets, Inc.* ..................................   8,625,000
                                                                              ------------
             Drugs (3.2%)
   240,000   ICN Pharmaceuticals, Inc. .......................................  10,365,000
   250,000   Medicis Pharmaceutical Corp. (Class A)* .........................  10,156,250
                                                                              ------------
                                                                                20,521,250
                                                                              ------------
             Electronics (3.1%)
   125,000   Avid Technology, Inc.* ..........................................   5,062,500
   180,000   Jabil Circuit, Inc.* ............................................   6,131,250
   115,000   Sanmina Corp* ...................................................   8,941,250
                                                                              ------------
                                                                                20,135,000
                                                                              ------------
             Energy (7.6%)
    50,000   Camco International Inc.  .......................................   3,487,500
   200,000   Diamond Offshore Drilling, Inc. .................................   9,562,500
   150,000   Evi Weatherford Inc.* ...........................................   7,584,375
   375,000   R&B Falcon Corp.* ...............................................  10,757,812
   150,000   Rowan Companies, Inc.* ..........................................   3,834,375
   150,000   Stolt Comex Seaway, S.A. (United Kingdom)* ......................   4,734,375
   350,000   Varco International, Inc.* ......................................   9,121,875
                                                                              ------------
                                                                                49,082,812
                                                                              ------------
             Environmental Control (1.4%)
   500,000   Newpark Resources, Inc.* ........................................   9,093,750
                                                                              ------------
             Financial -Miscellaneous (3.0%)
   130,000   Newcourt Credit Group Inc. (Canada)  ............................   6,386,250
   200,000   Providian Financial Corp. .......................................  12,725,000
                                                                              ------------
                                                                                19,111,250
                                                                              ------------
             Healthcare Products & Services (7.0%)
    12,500   Concentra Managed Care, Inc.* ...................................     292,188
    72,000   Express Scripts, Inc. (Class A)* ................................   5,508,000
   225,000   Health Management Associates, Inc. (Class A)* ...................   6,707,813
   300,000   HealthSouth Corp.* ..............................................   8,512,500

                      SEE NOTES TO FINANCIAL STATEMENTS


                                       5

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
   190,000   IDX Systems Corp.* ..............................................$  7,956,250
   160,000   Renal Care Group, Inc.* .........................................   5,770,000
   350,000   Total Renal Care Holdings, Inc.* ................................  10,740,625
                                                                              ------------
                                                                                45,487,376
                                                                              ------------
             Home Entertainment (1.0%)
   150,000   Electronic Arts Inc.* ...........................................   6,487,500
                                                                              ------------
             Insurance (1.2%)
   150,000   Hartford Life, Inc. (Class A)  ..................................   7,725,000
                                                                              ------------
             Internet (1.1%)
   200,000   At Home Corp. (Series A)* .......................................   6,925,000
                                                                              ------------
             Life & Health Insurance (1.8%)
   250,000   Conseco, Inc.  ..................................................  11,656,250
                                                                              ------------
             Manufacturing -Diversified (2.1%)
   250,000   Tyco International Ltd.  ........................................  13,843,750
                                                                              ------------
             Media Group (6.5%)
   225,000   Chancellor Media Corp.* .........................................   9,393,750
    75,000   Clear Channel Communications, Inc.* .............................   7,190,625
   150,000   Jacor Communications, Inc.* .....................................   7,912,500
   300,000   Outdoor Systems, Inc.* ..........................................   9,000,000
   235,000   Univision Communications, Inc. (Class A)* .......................   8,166,250
                                                                              ------------
                                                                                41,663,125
                                                                              ------------
             Medical Products & Supplies (0.2%)
    39,000   North American Scientific, Inc.* ................................   1,126,125
                                                                              ------------
             Pharmaceuticals (1.4%)
   107,000   Shire Pharmaceuticals Group PLC (ADR)* (United Kingdom) .........   2,046,375
   160,000   Watson Pharmaceuticals, Inc.* ...................................   7,000,000
                                                                              ------------
                                                                                 9,046,375
                                                                              ------------
             Pollution Control (6.1%)
   400,000   Allied Waste Industries, Inc.* ..................................  10,550,000
   275,000   Eastern Environmental Services, Inc.* ...........................   7,768,750
   260,000   U.S. Filter Corp.* ..............................................   7,913,750
   275,000   U.S.A. Waste Services, Inc.* ....................................  12,976,562
                                                                              ------------
                                                                                39,209,062
                                                                              ------------

             Restaurants (2.8%)
   280,000   Showbiz Pizza Time, Inc.* .......................................$  9,940,000
   175,000   Starbucks Corp.* ................................................   8,378,125
                                                                              ------------
                                                                                18,318,125
                                                                              ------------
             Retail (2.8%)
             Abercrombie & Fitch Co.
   165,000   (Class A)* ......................................................   6,971,250
    50,000   General Nutrition Companies, Inc.* ..............................   1,575,000
   250,000   Proffitt's, Inc.* ...............................................   9,812,500
                                                                              ------------
                                                                                18,358,750
                                                                              ------------
             Retail -Department Stores (1.8%)
    80,000   Dillard's, Inc. (Class A) .......................................   3,365,000
   225,000   Dollar General Corp. ............................................   8,578,125
                                                                              ------------
                                                                                11,943,125
                                                                              ------------
             Retail -Specialty (4.2%)
   190,000   Consolidated Stores Corp.* ......................................   7,255,625
   300,000   Finish Line, Inc. (Class A)* ....................................   7,087,500
   500,000   Staples, Inc.* ..................................................  12,531,250
                                                                              ------------
                                                                                26,874,375
                                                                              ------------
             Retail -Specialty Apparel (1.4%)
   190,000   Stage Stores, Inc.* .............................................   8,858,750
                                                                              ------------
             Telecommunications (2.2%)
   190,000   Pacific Gateway Exchange, Inc.* .................................   8,075,000
   350,000   Vanguard Cellular Systems, Inc. (Class A)* ......................   6,278,125
                                                                              ------------
                                                                                14,353,125
                                                                              ------------
             Utilities -Electric (1.7%)
   225,000   AES Corp.* ......................................................  10,701,563
                                                                              ------------
             TOTAL COMMON STOCKS (Identified Cost $563,762,612) .............. 614,137,773
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (4.1%)
             U.S. GOVERNMENT AGENCY (a) (1.6%)
   $10,200   Federal Home Loan Mortgage Corp. 5.50% due 06/01/98 (Amortized
             Cost $10,200,000) ............................................... 10,200,000
                                                                              ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (2.5%)
   $15,837   The Bank of New York 5.50% due 06/01/98 (dated 05/29/98;
             proceeds $15,844,654)(b)
             (Identified Cost $15,837,395) ...................................  $15,837,395
                                                                              --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $26,037,395) ...................................   26,037,395
                                                                              --------------

 TOTAL INVESTMENTS
(Identified Cost $589,800,007)(c) .    99.2%   640,175,168
OTHER ASSETS IN EXCESS OF
LIABILITIES........................     0.8      5,399,739
                                    -------- -------------
NET ASSETS.........................   100.0%  $645,574,907
                                    ======== =============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $15,105,582 U.S. Treasury Note 7.50% due 05/15/02 valued at $16,154,143.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $67,382,362 and the aggregate gross unrealized depreciation is $17,007,201, resulting in net unrealized appreciation of $50,375,161.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $589,800,007).............    $640,175,168
Receivable for:
  Investments sold .........................      19,972,517
  Shares of beneficial interest sold  ......       1,689,528
  Dividends ................................          38,125
Deferred organizational expenses ...........          42,651
Prepaid expenses and other assets ..........          89,676
                                              --------------
  TOTAL ASSETS .............................     662,007,665
                                              --------------
LIABILITIES:
Payable for:
  Investments purchased.....................      14,139,345
  Shares of beneficial interest
   repurchased..............................       1,224,538
  Plan of distribution fee..................         569,716
  Investment management fee.................         426,321
Accrued expenses and other payables  .......          72,838
                                              --------------
  TOTAL LIABILITIES ........................      16,432,758
                                              --------------
  NET ASSETS................................    $645,574,907
                                              ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................    $506,745,908
Net unrealized appreciation ................      50,375,161
Accumulated undistributed net realized
 gain.......................................      88,453,838
                                              --------------
  NET ASSETS ...............................    $645,574,907
                                              ==============
CLASS A SHARES:
Net Assets..................................      $2,875,594
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         166,357
  NET ASSET VALUE PER SHARE ................          $17.29
                                              ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset
   value) ..................................          $18.25
                                              ==============
CLASS B SHARES:
Net Assets..................................    $635,816,029
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................      37,034,486
  NET ASSET VALUE PER SHARE ................          $17.17
                                              ==============
CLASS C SHARES:
Net Assets..................................      $5,802,131
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         337,906
  NET ASSET VALUE PER SHARE ................          $17.17
                                              ==============
CLASS D SHARES:
Net Assets..................................      $1,081,153
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................          62,443
  NET ASSET VALUE PER SHARE ................          $17.31
                                              ==============

STATEMENT OF OPERATIONS
For the year ended May 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $6,428 foreign withholding
 tax) .......................................   $  1,911,801
Interest ....................................      1,635,606
                                               -------------
  TOTAL INCOME ..............................      3,547,407
                                               -------------
EXPENSES
Plan of distribution fee (Class A shares) ...          3,277
Plan of distribution fee (Class B shares) ...      5,693,336
Plan of distribution fee (Class C shares) ...         26,884
Investment management fee....................      4,285,550
Transfer agent fees and expenses.............        682,082
Registration fees ...........................        180,094
Custodian fees...............................         51,400
Professional fees ...........................         50,182
Shareholder reports and notices .............         39,674
Organizational expenses .....................         30,229
Trustees' fees and expenses..................         14,381
Other........................................          7,524
                                               -------------
  TOTAL EXPENSES ............................     11,064,613
                                               -------------
  NET INVESTMENT LOSS .......................     (7,517,206)
                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain............................    120,508,014
Net change in unrealized appreciation  ......     (3,609,267)
                                               -------------
  NET GAIN ..................................    116,898,747
                                               -------------
NET INCREASE ................................   $109,381,541
                                               =============

------------
*  Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR    FOR THE YEAR
                                                             ENDED           ENDED
                                                         MAY 31, 1998*    MAY 31, 1997
------------------------------------------------------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................   $ (7,517,206)   $ (3,745,901)
Net realized gain......................................    120,508,014      18,972,626
Net change in unrealized appreciation .................     (3,609,267)     10,689,644
                                                        --------------- --------------
  NET INCREASE ........................................    109,381,541      25,916,369
                                                        --------------- --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares ........................................        (57,133)        --
Class B shares ........................................    (38,691,036)    (28,296,177)
Class C shares ........................................       (196,298)        --
Class D shares ........................................        (20,585)        --
                                                        --------------- --------------
  TOTAL DISTRIBUTIONS .................................    (38,965,052)    (28,296,177)
                                                        --------------- --------------
Net increase from transactions in shares of beneficial
 interest..............................................    156,406,489     111,860,026
                                                        --------------- --------------
  NET INCREASE ........................................    226,822,978     109,480,218
NET ASSETS:
Beginning of period....................................    418,751,929     309,271,711
                                                        --------------- --------------
  END OF PERIOD .......................................   $645,574,907    $418,751,929
                                                        =============== ==============

------------
*       Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of "mid-cap" companies. The Fund was organized as a Massachusetts business trust on May 25, 1994 and commenced operations on September 29, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:

  OLD NAME                              NEW NAME
 ------------------------------------   ------------------------------------------------
 Dean Witter Mid-Cap Growth Fund       Morgan Stanley Dean Witter Mid-Cap Growth Fund
 Dean Witter InterCapital Inc.         Morgan Stanley Dean Witter Advisors Inc.
 Dean Witter Distributors Inc.         Morgan Stanley Dean Witter Distributors Inc.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

"Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A
- up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors Inc. and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $14,280,349 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $7,185, $800,755 and $2,004, respectively and received $59,087 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $1,012,812,830 and $920,667,492, respectively.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

For the year ended May 31, 1998, the Fund incurred $91,976 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At May 31, 1998, the Fund's payable for investments purchased included unsettled trades with DWR of $244,938.

For the year ended May 31, 1998, the Fund incurred $88,675 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund. At May 31, 1998 the Fund's payable for investments purchased included an unsettled trade with Morgan Stanley & Co., Inc. of $620,730.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                          FOR THE YEAR                     FOR THE YEAR
                                             ENDED                            ENDED
                                          MAY 31, 1998                     MAY 31, 1997
                                -------------------------------- --------------------------------
                                     SHARES          AMOUNT           SHARES          AMOUNT
                                --------------- ---------------  --------------- ---------------
CLASS A SHARES*
Sold ..........................       223,859     $   3,887,750         --               --
Reinvestment of distributions           3,525            57,133         --               --
Redeemed ......................       (61,027)       (1,101,805)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class A .........       166,357         2,843,078         --               --
                                --------------- ---------------  --------------- ---------------
CLASS B SHARES
Sold ..........................    20,515,049       348,155,548     21,016,632     $ 298,480,486
Reinvestment of distributions       2,245,246        36,260,726      1,950,535        26,449,257
Redeemed ......................   (14,102,658)     (237,680,244)   (15,064,395)     (213,069,717)
                                --------------- ---------------  --------------- ---------------
Net increase -Class B .........     8,657,637       146,736,030      7,902,772       111,860,026
                                --------------- ---------------  --------------- ---------------
CLASS C SHARES*
Sold ..........................       388,549         6,774,774         --               --
Reinvestment of distributions          11,759           190,027         --               --
Redeemed ......................       (62,402)       (1,095,646)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class C .........       337,906         5,869,155         --               --
                                --------------- ---------------  --------------- ---------------
CLASS D SHARES*
Sold ..........................       132,955         2,212,136         --               --
Reinvestment of distributions             495             8,020         --               --
Redeemed ......................       (71,007)       (1,261,930)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class D .........        62,443           958,226         --               --
                                --------------- ---------------  --------------- ---------------
Net increase in Fund ..........     9,224,343     $ 156,406,489      7,902,772     $ 111,860,026
                                =============== ===============  =============== ===============

------------
*    For the period July 28, 1997 (issue date) through May 31, 1998.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

6. FEDERAL INCOME TAX STATUS

As of May 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and net investment loss was credited $7,517,206.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                                      FOR THE YEAR ENDED MAY 31,           SEPTEMBER 29, 1994*
                                            ----------------------------------------------       THROUGH
                                               1998**++          1997           1996          MAY 31, 1995
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $14.76          $15.11         $10.81            $10.00
                                            -------------- --------------  -------------- -------------------
Net investment loss .......................      (0.22)          (0.13)         (0.10)            (0.01)
Net realized and unrealized gain ..........       3.79            0.94           5.60              0.84
                                            -------------- --------------  -------------- -------------------
Total from investment operations ..........       3.57            0.81           5.50              0.83
                                            -------------- --------------  -------------- -------------------
Less distributions from net realized gain        (1.16)          (1.16)         (1.20)            (0.02)
                                            -------------- --------------  -------------- -------------------
Net asset value, end of period ............     $17.17          $14.76         $15.11            $10.81
                                            ============== ==============  ============== ===================
TOTAL INVESTMENT RETURN+ ..................      24.68 %          6.01 %        53.02 %            8.26 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................       1.93 %          1.99 %         2.05 %            2.21 %(2)
Net investment loss .......................      (1.31)%         (1.06)%        (1.05)%           (0.16)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..   $635,816        $418,752       $309,272          $115,126
Portfolio turnover rate ...................        169 %           209 %          328 %             199 %(1)
Average commission rate paid ..............    $0.0579         $0.0592        $0.0582                --

------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.10)
Net realized and unrealized gain ..........        2.12
                                            --------------
Total from investment operations ..........        2.02
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.29
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.77 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.19 %(2)
Net investment loss .......................       (0.70)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  2,876
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.20)
Net realized and unrealized gain ..........        2.10
                                            --------------
Total from investment operations ..........        1.90
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.17
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.01 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.94 %(2)
Net investment loss .......................       (1.40)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  5,802
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......      16.43
                                             --------------
Net investment loss .......................      (0.06)
Net realized and unrealized gain ..........       2.10
                                             --------------
Total from investment operations ..........       2.04
                                             --------------
Less distributions from net realized gain        (1.16)
                                             --------------
Net asset value, end of period ............     $17.31
                                             ==============
TOTAL INVESTMENT RETURN+ ..................      12.89 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................       0.93 %(2)
Net investment loss .......................      (0.41)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $ 1,081
Portfolio turnover rate ...................        169 %
Average commission rate paid ..............    $0.0579


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund"), formerly Dean Witter Mid-Cap Growth Fund, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1998

                        1998 Federal Tax Notice (unaudited)

    During the year ended May 31, 1998, the Fund paid to its shareholders $0.26 per share from long-term capital gains. Of this $0.26 distribution, $0.15 is taxable as 28% rate gain and $0.11 is taxable as 20% rate gain. For such period, 8.16% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




MORGAN STANLEY
DEAN WITTER
MID-CAP
GROWTH FUND

ANNUAL REPORT
MAY 31, 1998

Morgan Stanley Dean Witter Mid-Cap Growth Fund  Two World Trade Center New York,
                                                                  New York 10048

Letter to the Shareholders November 30, 1998

DEAR SHAREHOLDER:

Many of the world's equity markets experienced record levels of volatility in late summer 1998. Persistent financial woes in Asia, Russia's default and devaluation and the near-collapse of a multibillion-dollar hedge fund prompted significant declines in stock prices as investors worried about the threat of recession. To keep a global credit crunch and recession at bay the Federal Reserve Board sharply lowered interest rates, as did many central banks around the world. The stock market rallied in response, recouping nearly all of its losses by the end of November.

PERFORMANCE

For the six-month period ended November 30, 1998, Morgan Stanley Dean Witter Mid-Cap Growth Fund's Class B shares produced a total return of -9.73 percent, while the Fund's Class A shares returned -9.37 percent, Class C shares returned -9.73 percent and Class D shares returned -9.47 percent. During the same period, the Standard & Poor's MidCap 400 Index and the Lipper Mid Cap Fund Index registered total returns of -1.56 percent and -4.72 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses.

Much of the Fund's unfavorable relative performance can be attributed to the portfolio's diversification into the smaller and mid-sized end of the mid-cap arena, which worked so admirably in fiscal year 1997, but failed to produce returns commensurate with those of large-cap stocks over the past six months. Similar to what occurred in large-cap stocks, where the "nifty fifty" names carried the S&P 500 higher, the same situation prevailed within the mid-cap arena, with the largest mid-cap stocks outperforming the average mid-sized issue.

THE PORTFOLIO

Over the past six months, the Fund was heavily weighted in the technology, financial services and retail sectors, which witnessed disparate price declines over the period, although each of these areas

Morgan Stanley Dean Witter Mid-Cap Growth Fund eventually rebounded strongly. As of November 30, 1998, the Fund had 16 percent of its net assets invested in financial/interest-rate-sensitive stocks, 32 percent in technology/capital goods, 26 percent in the consumer/consumer-related sector and 21 percent in health care.

The Fund's largest holdings at the end of November included Medicis Pharmaceutical Corp. (pharmaceuticals), Total Renal Care Holdings, Inc. (medical/nursing services), Ascend Communications, Inc.
(computers/communications), Capital One Financial Corp. (diversified financial services) and America Online, Inc. (Internet-related).

LOOKING AHEAD

Going forward, we are optimistic about the Fund's prospects. We believe that many of the mid- and small-capitalization issues in which the Fund invests are attractive on valuation and fundamental bases, and are poised for improved performance in the second half of the Fund's fiscal year.

We appreciate your ongoing support of Morgan Stanley Dean Witter Mid-Cap Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

CHARLES A. FIUMEFREDDO signature
CHARLES A. FIUMEFREDDO
Chairman of the Board

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Portfolio of Investments November 30, 1998 (unaudited)


NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            COMMON STOCKS (98.8%)
            Accident & Health Insurance (2.2%)
 180,000    AFLAC, Inc. .................  $  6,637,500
 100,000    UNUM Corp. ..................     5,387,500
                                           ------------
                                             12,025,000
                                           ------------
            Advertising (3.1%)
 375,000    Outdoor Systems, Inc.* ......    10,125,000
 180,000    Snyder Communications,
             Inc.*.......................     6,401,250
                                           ------------
                                             16,526,250
                                           ------------
            Auto Parts (1.0%)
 100,000    Federal Mogul Corp. .........     5,675,000
                                           ------------

            Banking (0.4%)
  95,000    Banco Santander Puerto
             Rico*.......................     2,185,000
                                           ------------
            Biotechnology (4.0%)
 115,000    Biogen, Inc.*................     8,725,625
 300,000    Chiron Corp.*................     6,787,500
  65,000    Immunex Corp.*...............     5,984,062
                                           ------------
                                             21,497,187
                                           ------------
            Broadcast Media (1.3%)
 125,000    Jacor Communications,
             Inc.*.......................     7,273,437
                                           ------------

            Building Materials (1.5%)
 140,000    Southdown, Inc. .............     8,155,000
                                           ------------
            Business Services (0.8%)
 110,000    Metzler Group, Inc. (The)*...     4,565,000
                                           ------------

            Clothing/Shoe/Accessory Stores (1.6%)
 150,000    Abercrombie & Fitch Co.
             (Class A)*..................     8,400,000
  50,000    Pier 1 Imports, Inc. ........       537,500
                                           ------------

                                              8,937,500
                                           ------------
            Computer Software (8.0%)
 250,000    CheckFree Holdings Corp.*....     4,062,500
 116,000    Citrix Systems, Inc.*........     9,628,000
 175,000    Compuware Corp.*.............    10,893,750
 175,000    Learning Company, Inc.
             (The)*......................     5,085,937
 115,000    Legato Systems, Inc.*........     5,491,250
 157,000    Network Associates, Inc.*....     7,987,375
                                           ------------
                                             43,148,812
                                           ------------
            Computer/Video Chains (1.7%)
 100,000    Gateway 2000, Inc.*..........  $  5,612,500
  75,000    Synopsis, Inc.*..............     3,543,750
                                           ------------
                                              9,156,250
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------


            Computer - Equipment (1.3%)
 175,000    American Power Conversion
             Corp.*......................  $  7,229,687
                                           ------------

            Computers - Services (1.0%)
 150,000    NCR Corp.*...................     5,587,500
                                           ------------

            Computers Communications (3.1%)
 200,000    Ascend Communications,
             Inc.*.......................    11,225,000
  75,000    Sun Microsystems, Inc.*......     5,545,312
                                           ------------
                                             16,770,312
                                           ------------
            Computers Software & Services (4.7%)
 150,000    At Home Corp. (Series A)*....     8,718,750
 325,000    General Instrument Corp.*....     9,140,625
 325,000    Rational Software Corp.*.....     7,373,437
                                           ------------
                                             25,232,812
                                           ------------
            Contract Drilling (0.6%)
 550,000    Global Industries, Ltd.*.....     3,128,125
                                           ------------

            Diversified Commercial Services (0.6%)
 100,000    HA-LO Industries, Inc.*......     3,193,750
                                           ------------

            Diversified Financial Services (5.1%)
 100,000    Capital One Financial
             Corp. ......................    11,000,000
 110,000    FINOVA Group, Inc. ..........     5,809,375
 115,000    Providian Financial Corp. ...    10,558,438
                                           ------------
                                             27,367,813
                                           ------------
            Drug Store Chains (2.9%)
 190,000    Duane Reade, Inc.*...........     7,623,750
 150,000    Express Scripts, Inc. (Class
             A)*.........................     8,250,000
                                           ------------
                                             15,873,750
                                           ------------
            Electronic Data Processing (1.6%)
 140,000    Gemstar International Group
             Ltd. (Virgin Islands)*......     8,505,000
                                           ------------

            Electronics - Semiconductors/
             Components (1.8%)
 350,000    Advanced Micro Devices,
             Inc.*.......................     9,690,625
                                           ------------

            Finance (1.6%)
 200,000    MGIC Investment Corp. .......     8,787,500
                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Portfolio of Investments November 30, 1998 (unaudited) continued


NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Food Chains (1.2%)
 125,000    Fred Meyer, Inc.*............  $  6,359,375
                                           ------------
            Generic Drugs (6.6%)
 175,000    ALZA Corp.*..................     9,143,750
 175,000    Forest Laboratories, Inc.*...     8,159,375
 325,000    Mylan Laboratories, Inc. ....    10,785,938
 140,000    Watson Pharmaceuticals,
             Inc.*.......................     7,542,500
                                           ------------
                                             35,631,563
                                           ------------
            Health Care Diversified
             (0.7%)
  75,000    Universal Health Services,
             Inc. (Class B)*.............     4,021,875
                                           ------------

            Home Building (1.0%)
 225,000    Kaufman & Broad Home Corp. ..     5,667,188
                                           ------------

            Housewares (1.9%)
 175,000    Best Buy Co., Inc.*..........    10,084,375
                                           ------------

            Internet (7.4%)
 125,000    America Online, Inc.*........    10,945,313
  80,000    CSG Systems
             International, Inc.*........     5,020,000
 150,000    Earthlink Network, Inc.*.....     9,112,500
 125,000    Infoseek Corp.*..............     4,242,188
  60,000    MindSpring Enterprises,
             Inc.*.......................     3,855,000
  35,000    Yahoo! Inc.*.................     6,717,812
                                           ------------
                                             39,892,813
                                           ------------
            Investment Bankers/Brokers/
             Services (2.2%)
  85,000    Bear Stearns Companies,
             Inc. .......................     3,570,000
 200,000    Paine Webber Group, Inc. ....     8,175,000
                                           ------------
                                             11,745,000
                                           ------------

            Major U.S. Telecommunications (0.9%)
 175,000    Winstar Communications,
             Inc.*.......................     4,867,188
                                           ------------

            Medical Specialties (0.5%)
 100,000    IDEXX Laboratories, Inc.*....     2,575,000
                                           ------------

            Medical/Nursing Services (4.0%)
 375,000    Renal Care Group, Inc.*......    10,078,125
 435,000    Total Renal Care Holdings,
             Inc.*.......................    11,554,688
                                           ------------
                                             21,632,813
                                           ------------
            Mid-Sized Banks (1.4%)
 100,000    Firstar Corp. ...............     7,325,000
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------



            Multi-Line Insurance (1.9%)
 225,000    American Bankers Insurance
             Group, Inc. ................  $ 10,209,375
                                           ------------

            Office Equipment/Supplies (3.6%)
 130,000    Lexmark International Group,
             Inc. (Class A)*.............     9,928,750
 300,000    Office Depot, Inc.*..........     9,750,000
                                           ------------
                                             19,678,750
                                           ------------
            Other Pharmaceuticals (2.3%)
 200,000    Medicis Pharmaceutical Corp.
             (Class A)*..................    12,600,000
                                           ------------

            Other Specialty Stores (1.5%)
 225,000    Staples, Inc.*...............     7,846,875
                                           ------------

            Railroad Equipment (1.4%)
 200,000    Trinity Industries, Inc. ....     7,737,500
                                           ------------

            Restaurants (2.6%)
 225,000    Outback Steakhouse, Inc.*....     7,987,500
 140,000    Papa John's International,
             Inc.*.......................     5,871,250
                                           ------------
                                             13,858,750
                                           ------------

            Retail (1.4%)
  40,000    Amazon.com, Inc.*............     7,680,000
                                           ------------

            Retail - Specialty (1.0%)
 200,000    Eagle Hardware & Garden,
             Inc.*.......................     5,637,500
                                           ------------

            Semiconductors (1.6%)
  70,000    Broadcom Corp. (Class A)*....     6,251,875
  60,000    Veeco Instruments, Inc.*.....     2,190,000
                                           ------------
                                              8,441,875
                                           ------------
            Services to the Health Industry (1.4%)
 160,000    Bard (C.R.), Inc. ...........     7,330,000
                                           ------------

            Specialty Foods/Candy (0.7%)
 175,000    Fresh Del Monte Produce
             Inc.*.......................     3,850,000
                                           ------------

            Utilities - Electric (1.7%)
 200,000    AES Corp.*...................     9,150,000
                                           ------------
            TOTAL COMMON STOCKS
            (Identified Cost
            $462,970,642)................   534,334,125
                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Portfolio of Investments November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                     VALUE
-------------------------------------------------------

            SHORT-TERM INVESTMENT (1.4%)
            REPURCHASE AGREEMENT
$  7,510    The Bank of New York 4.625%
             due 12/01/98 (dated
             11/30/98; proceeds
             $7,511,629) (a)
             (Identified Cost
             $7,510,664).................  $  7,510,664
                                           ------------

TOTAL INVESTMENTS
(Identified Cost $470,481,306)
(b).............................  100.2%      541,844,789

OTHER LIABILITIES IN
EXCESS OF ASSETS................    (0.2)      (1,297,835)
                                   -------   ------------

NET ASSETS......................   100.0%    $540,546,954
                                   =======   ============

---------------------
 *  Non-income producing security.
(a) Collateralized by $4,980,438 Federal Home Loan Banks 6.615% due 03/05/08 valued at $5,059,638 and $2,560,846 Federal Home Loan Banks 6.55% due 08/27/08 valued at $2,602,741.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $77,858,116 and the aggregate gross unrealized depreciation is $6,494,633, resulting in net unrealized appreciation of $71,363,483.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $470,481,306).............................  $541,844,789
Receivable for:
    Investments sold........................................    14,182,824
    Shares of beneficial interest sold......................       626,416
    Dividends...............................................        62,250
Deferred organizational expenses............................        27,495
Prepaid expenses and other assets...........................        95,569
                                                              ------------
    TOTAL ASSETS............................................   556,839,343
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................    12,492,255
    Shares of beneficial interest repurchased...............     2,971,809
    Plan of distribution fee................................       445,441
    Investment management fee...............................       336,110
Accrued expenses and other payables.........................        46,774
                                                              ------------
    TOTAL LIABILITIES.......................................    16,292,389
                                                              ------------
    NET ASSETS..............................................  $540,546,954
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $466,822,686
Net unrealized appreciation.................................    71,363,483
Net investment loss.........................................    (4,572,306)
Accumulated undistributed net realized gain.................     6,933,091
                                                              ------------
    NET ASSETS..............................................  $540,546,954
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $3,403,534
Shares Outstanding (unlimited authorized, $.01 par value)...       217,299
    NET ASSET VALUE PER SHARE...............................        $15.66
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $16.53
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $529,655,893
Shares Outstanding (unlimited authorized, $.01 par value)...    34,175,785
    NET ASSET VALUE PER SHARE...............................        $15.50
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $6,328,424
Shares Outstanding (unlimited authorized, $.01 par value)...       408,280
    NET ASSET VALUE PER SHARE...............................        $15.50
                                                              ============

CLASS D SHARES:
Net Assets..................................................    $1,159,103
Shares Outstanding (unlimited authorized, $.01 par value)...        73,937
    NET ASSET VALUE PER SHARE...............................        $15.68
                                                              ============

        See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998 (unaudited)
NET INVESTMENT LOSS:
INCOME
Interest....................................................  $    574,310
Dividends (net of $8,001 foreign withholding tax)...........       429,897
                                                              ------------

    TOTAL INCOME............................................     1,004,207
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................         3,948
Plan of distribution fee (Class B shares)...................     2,814,048
Plan of distribution fee (Class C shares)...................        30,126
Investment management fee...................................     2,137,384
Transfer agent fees and expenses............................       405,144
Registration fees...........................................        55,408
Shareholder reports and notices.............................        35,399
Professional fees...........................................        33,208
Custodian fees..............................................        29,829
Organizational expenses.....................................        15,156
Trustees' fees and expenses.................................         6,635
Other.......................................................        10,228
                                                              ------------

    TOTAL EXPENSES..........................................     5,576,513
                                                              ------------

    NET INVESTMENT LOSS.....................................    (4,572,306)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (81,520,747)
Net change in unrealized appreciation.......................    20,988,322
                                                              ------------

    NET LOSS................................................   (60,532,425)
                                                              ------------

NET DECREASE................................................  $(65,104,731)
                                                              ============

        See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR
                                                          FOR THE SIX         ENDED
                                                         MONTHS ENDED        MAY 31,
                                                       NOVEMBER 30, 1998      1998*
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss..................................    $ (4,572,306)     $ (7,517,206)
Net realized gain (loss).............................     (81,520,747)      120,508,014
Net change in unrealized appreciation................      20,988,322        (3,609,267)
                                                         ------------      ------------

    NET INCREASE (DECREASE)..........................     (65,104,731)      109,381,541
                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares.......................................        --                 (57,133)
Class B shares.......................................        --             (38,691,036)
Class C shares.......................................        --                (196,298)
Class D shares.......................................        --                 (20,585)
                                                         ------------      ------------

    TOTAL DISTRIBUTIONS..............................        --             (38,965,052)
                                                         ------------      ------------
Net increase (decrease) from transactions in shares
 of beneficial interest..............................     (39,923,222)      156,406,489
                                                         ------------      ------------

    NET INCREASE (DECREASE)..........................    (105,027,953)      226,822,978
NET ASSETS:
Beginning of period..................................     645,574,907       418,751,929
                                                         ------------      ------------

    END OF PERIOD
    (Including a net investment loss of
    $4,572,306 and $0, respectively).................    $540,546,954      $645,574,907
                                                         ============      ============

---------------------

* Class A, Class C and Class D shares were issued July 28, 1997.

        See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of "mid-cap" companies. The Fund was organized as a Massachusetts business trust on May 25, 1994 and commenced operations on September 29, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees);
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited) continued

(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed for the full amount thereof. Such

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited) continued

expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited) continued

prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,830,116 at November 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $520,989 and $4,210, respectively and received approximately $14,241 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. FEDERAL INCOME TAX STATUS

As of May 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                    FOR THE SIX                      FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                 NOVEMBER 30, 1998                   MAY 31, 1998*
                                                             --------------------------       ---------------------------
                                                                     (unaudited)
                                                               SHARES        AMOUNT             SHARES         AMOUNT
                                                             ----------   -------------       -----------   -------------
CLASS A SHARES
Sold.......................................................     117,956   $   1,815,033           223,859   $   3,887,750
Reinvestment of distributions..............................          --              --             3,525          57,133
Redeemed...................................................     (67,014)     (1,000,514)          (61,027)     (1,101,805)
                                                             ----------   -------------       -----------   -------------
Net increase -- Class A....................................      50,942         814,519           166,357       2,843,078
                                                             ----------   -------------       -----------   -------------
CLASS B SHARES
Sold.......................................................   4,314,088      68,146,572        20,515,049     348,155,548
Reinvestment of distributions..............................          --              --         2,245,246      36,260,726
Redeemed...................................................  (7,172,789)   (110,071,822)      (14,102,658)   (237,680,244)
                                                             ----------   -------------       -----------   -------------
Net increase (decrease) -- Class B.........................  (2,858,701)    (41,925,250)        8,657,637     146,736,030
                                                             ----------   -------------       -----------   -------------
CLASS C SHARES
Sold.......................................................     145,037       2,369,763           388,549       6,774,774
Reinvestment of distributions..............................          --              --            11,759         190,027
Redeemed...................................................     (74,663)     (1,170,192)          (62,402)     (1,095,646)
                                                             ----------   -------------       -----------   -------------
Net increase -- Class C....................................      70,374       1,199,571           337,906       5,869,155
                                                             ----------   -------------       -----------   -------------
CLASS D SHARES
Sold.......................................................     791,299      11,590,905           132,955       2,212,136
Reinvestment of distributions..............................          --              --               495           8,020
Redeemed...................................................    (779,805)    (11,602,967)          (71,007)     (1,261,930)
                                                             ----------   -------------       -----------   -------------
Net increase (decrease) -- Class D.........................      11,494         (12,062)           62,443         958,226
                                                             ----------   -------------       -----------   -------------
Net increase (decrease) in Fund............................  (2,725,891)  $ (39,923,222)        9,224,343   $ 156,406,489
                                                             ==========   =============       ===========   =============

---------------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through May 31, 1998.

6. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1998 aggregated $1,032,646,536 and $1,051,922,418, respectively.

For the six months ended November 30, 1998, the Fund incurred $60,123 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At November 30, 1998, the Fund's

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Notes to Financial Statements November 30, 1998 (unaudited) continued

receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $791,051 and $3,212,876, respectively.

For the six months ended November 30, 1998, the Fund incurred $202,845 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,100.

Morgan Stanley Dean Witter Mid-Cap Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                   FOR THE PERIOD
                                                      FOR THE SIX            FOR THE YEAR ENDED MAY 31          SEPTEMBER 29, 1994*
                                                     MONTHS ENDED       ----------------------------------             THROUGH
                                                  NOVEMBER 30, 1998++   1998**++         1997         1996          MAY 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                     (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of period............      $17.17             $14.76           $15.11       $10.81          $10.00
                                                      ------             ------           ------       ------          ------
Income (loss) from investment operations:
 Net investment loss............................       (0.13)             (0.22)           (0.13)       (0.10)          (0.01)
 Net realized and unrealized gain (loss)........       (1.54)              3.79             0.94         5.60            0.84
                                                      ------             ------           ------       ------          ------
Total income (loss) from investment operations..       (1.67)              3.57             0.81         5.50            0.83
                                                      ------             ------           ------       ------          ------
Less distributions from net realized gain.......          --              (1.16)           (1.16)       (1.20)          (0.02)
                                                      ------             ------           ------       ------          ------
Net asset value, end of period..................      $15.50             $17.17           $14.76       $15.11          $10.81
                                                      ======             ======           ======       ======          ======
TOTAL RETURN+...................................        8.26 %(1)         (9.73)%(1)       24.68 %       6.01 %         53.02 %

RATIOS TO AVERAGE NET ASSETS:
Expenses........................................        1.96 %(2)(3)       1.93 %           1.99 %       2.05 %          2.21 %(2)
Net investment loss.............................       (0.16)%(2)         (1.61)%(2)(3)    (1.31)%      (1.06)%         (1.05)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........    $529,656           $635,816         $418,752     $309,272        $115,126
Portfolio turnover rate.........................         188 %(1)           169 %            209 %        328 %           199 %(1)

---------------------
 *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements


Morgan Stanley Dean Witter Mid-Cap Growth Fund

Financial Highlights, continued



                                                                                      FOR THE PERIOD
                                                                 FOR THE SIX          JULY 28, 1997*
                                                                MONTHS ENDED             THROUGH
                                                              NOVEMBER 30, 1998        MAY 31, 1998
----------------------------------------------------------------------------------------------------
                                                                (unaudited)

CLASS A SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period........................        $17.29                $16.43
                                                                    ------                ------
Income (loss) from investment operations:
 Net investment loss........................................         (0.07)                (0.10)
 Net realized and unrealized gain (loss)....................         (1.56)                 2.12
                                                                    ------                ------
Total income (loss) from investment operations..............         (1.63)                 2.02
                                                                    ------                ------
Less distributions from net realized gain...................            --                 (1.16)
                                                                    ------                ------
Net asset value, end of period..............................        $15.66                $17.29
                                                                    ======                ======
TOTAL RETURN+...............................................         (9.37)%(1)            12.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.21 %(2)(3)          1.19 %(2)
Net investment loss.........................................         (0.86)%(2)(3)         (0.70)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $3,404                $2,876
Portfolio turnover rate.....................................           188 %                 169 %


CLASS C SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period........................        $17.17                $16.43
                                                                    ------                ------
Income (loss) from investment operations:
 Net investment loss........................................         (0.13)                (0.20)
 Net realized and unrealized gain (loss)....................         (1.54)                 2.10
                                                                    ------                ------
Total income (loss) from investment operations..............         (1.67)                 1.90
                                                                    ------                ------
Less distributions from net realized gain...................            --                 (1.16)
                                                                    ------                ------
Net asset value, end of period..............................        $15.50                $17.17
                                                                    ======                ======
TOTAL RETURN+...............................................         (9.73)%(1)            12.01%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.96 %(2)(3)          1.94 %(2)
Net investment loss.........................................         (1.61)%(2)(3)         (1.40)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $6,328                $5,802
Portfolio turnover rate.....................................           188 %                 169 %


---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Growth Fund



                                                                                      FOR THE PERIOD
                                                                 FOR THE SIX          JULY 28, 1997*
                                                                MONTHS ENDED             THROUGH
                                                              NOVEMBER 30, 1998        MAY 31, 1998
----------------------------------------------------------------------------------------------------
                                                                 (unaudited)

CLASS D SHARES++

SELECTED PER SHARE DATA

Net asset value, beginning of period........................        $17.31                $16.43
                                                                    ------                ------

Income (loss) from investment operations:
 Net investment loss........................................         (0.05)                (0.06)
 Net realized and unrealized gain (loss)....................         (1.58)                 2.10
                                                                    ------                ------

Total income (loss) from investment operations..............         (1.63)                 2.04
                                                                    ------                ------

Less distributions from net realized gain...................            --                 (1.16)
                                                                    ------                ------

Net asset value, end of period..............................        $15.68                $17.31
                                                                    ======                ======

TOTAL RETURN+...............................................         (9.47)%(1)            12.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.96 %(2)(3)          0.93 %(2)

Net investment loss.........................................         (0.61)%(2)(3)         (0.41)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $1,159                $1,081

Portfolio turnover rate.....................................           188 %                 169 %


---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




MORGAN STANLEY
DEAN WITTER
MID-CAP
GROWTH FUND




SEMIANNUAL REPORT
NOVEMBER 30, 1998

                           TCW/DW MID-CAP EQUITY TRUST


                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information relates to the shares of TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") to be issued pursuant to an Agreement and Plan of Reorganization, dated February 25, 1999, between TCW/DW Mid-Cap and Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap"), in connection with the acquisition by TCW/DW Mid-Cap of substantially all of the assets, subject to stated liabilities, of MSDW Mid-Cap. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement
and Prospectus, dated April   , 1999. A copy of the Proxy Statement and
Prospectus may be obtained without charge by mailing a written request to TCW/DW Mid-Cap at Two World Trade Center, New York, New York 10048 or by calling Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.



    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL   , 1999.

                               TABLE OF CONTENTS




                                                          PAGE
                                                         -----
INTRODUCTION .........................................   B-3
ADDITIONAL INFORMATION ABOUT TCW/DW MID-CAP ..........   B-3
FINANCIAL STATEMENTS .................................   B-4

                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated April , 1999 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to MSDW Mid-Cap shareholders in connection with the solicitation of proxies by the Board of Trustees of MSDW Mid-Cap to be voted at the Special Meeting of Shareholders of MSDW Mid-Cap to be held on June 8, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of TCW/DW Mid-Cap dated March 29, 1999 and the Statement of Additional Information of MSDW Mid-Cap dated July 29, 1998.



                  ADDITIONAL INFORMATION ABOUT TCW/DW MID-CAP


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about TCW/DW Mid-Cap's investment objectives and policies, see "Description of the Fund and its Investments and Risks" in TCW/DW Mid-Cap's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of TCW/DW Mid-Cap, see "Management of the Fund" in TCW/DW Mid-Cap's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about TCW/DW Mid-Cap's investment manager, see "Management, Investment Advice and Other Services" in TCW/DW Mid-Cap's Statement of Additional Information. For additional information about TCW/DW Mid-Cap's independent auditors, see "Management, Investment Advice and Other Services" in TCW/DW Mid-Cap's Statement of Additional Information. For additional information about other services provided to TCW/DW Mid-Cap, see "Management, Investment Advice and Other Services" and "Shareholder Services" in TCW/DW Mid-Cap's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in TCW/DW Mid-Cap's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of TCW/DW Mid-Cap, see "Capital Stock and Other Securities" in TCW/DW Mid-Cap's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of TCW/DW Mid-Cap's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in TCW/DW Mid-Cap's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about TCW/DW Mid-Cap's policies regarding dividends and distributions and tax matters affecting TCW/DW Mid-Cap and its shareholders, see "Taxation of the Fund and Shareholders" in TCW/DW Mid-Cap's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about TCW/DW Mid-Cap's distributor and the distribution agreement between TCW/DW Mid-Cap and its distributor, see "Management, Investment Advice and Other Services" and "Underwriters" in TCW/DW Mid-Cap's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about TCW/DW Mid-Cap's performance data, see "Calculation of Performance Data" in TCW/DW Mid-Cap's Statement of Additional Information.


                              FINANCIAL STATEMENTS

     TCW/DW Mid-Cap's most recent audited financial statements are set forth in TCW/DW Mid-Cap's Annual Report for the fiscal year ended November 30, 1998, a copy of which is incorporated by reference in the Proxy Statement and Prospectus. MSDW Mid-Cap's most recent audited financial statements are set forth in MSDW Mid-Cap's Annual Report for the period ended May 31, 1998, which is incorporated by reference to the Proxy Statement and Prospectus.

                          TCW/DW MID-CAP EQUITY TRUST

          PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)




                                                  TCW/DW MID-CAP        MORGAN STANLEY DEAN WITTER
                                                   EQUITY TRUST             MID-CAP GROWTH FUND              COMBINED
                                            --------------------------- --------------------------- --------------------------
                                             NUMBER OF                   NUMBER OF                   NUMBER OF
                                               SHARES        VALUE         SHARES        VALUE        SHARES        VALUE
                                            ----------- --------------- ----------- --------------- ---------- ---------------
COMMON STOCKS (98.7%)
ACCIDENT & HEALTH INSURANCE (2.2%)
AFLAC, Inc. ...............................        --              --     180,000    $  6,637,500    180,000    $  6,637,500
Hartford Life, Inc. (Class A) .............    78,200    $  4,286,337          --              --     78,200       4,286,337
UNUM Corp. ................................        --              --     100,000       5,387,500    100,000       5,387,500
                                                         ------------                ------------               ------------
                                                            4,286,337                  12,025,000                 16,311,337
                                                         ------------                ------------               ------------
ADVERTISING (3.1%)
Outdoor Systems, Inc.* ....................   253,712       6,850,224     375,000      10,125,000    628,712      16,975,224
Snyder Communications, Inc.* ..............        --              --     180,000       6,401,250    180,000       6,401,250
                                                         ------------                ------------               ------------
                                                            6,850,224                  16,526,250                 23,376,474
                                                         ------------                ------------               ------------
AUTO PARTS (0.8%)
Federal Mogul Corp. .......................        --              --     100,000       5,675,000    100,000       5,675,000
                                                         ------------                ------------               ------------
BANKING (0.3%)
Banco Santander Puerto Rico* ..............        --              --      95,000       2,185,000     95,000       2,185,000
                                                         ------------                ------------               ------------
BIOTECHNOLOGY (3.2%)
Biogen, Inc.* .............................    34,400       2,610,100     115,000       8,725,625    149,400      11,335,725
Chiron Corp.* .............................        --              --     300,000       6,787,500    300,000       6,787,500
Immunex Corp.* ............................        --              --      65,000       5,984,062     65,000       5,984,062
                                                         ------------                ------------               ------------
                                                            2,610,100                  21,497,187                 24,107,287
                                                         ------------                ------------               ------------
BUILDING MATERIALS (1.1%)
Southdown, Inc. ...........................        --              --     140,000       8,155,000    140,000       8,155,000
                                                         ------------                ------------               ------------
BUSINESS SERVICES (0.6%)
Metzler Group, Inc. (The)* ................        --              --     110,000       4,565,000    110,000       4,565,000
                                                         ------------                ------------               ------------
BOOKS/MAGAZINE (0.1%)
Playboy Enterprises, Inc. (Class B)* ......    39,000         602,062          --              --     39,000         602,062
                                                         ------------                ------------               ------------
BROADCAST MEDIA (3.8%)
Cablevision Systems Corp. (Class A)* ......   152,000       6,289,000          --              --    152,000       6,289,000
Clear Channel Communications, Inc.* .......   171,800       8,031,650          --              --    171,800       8,031,650
Jacor Communications, Inc.* ...............        --              --     125,000       7,273,437    125,000       7,273,437
TCA Cable TV, Inc. ........................   130,000       3,705,000          --              --    130,000       3,705,000
Westwood One, Inc.* .......................   119,600       3,139,500          --              --    119,600       3,139,500
                                                         ------------                ------------               ------------
                                                           21,165,150                   7,273,437                 28,438,587
                                                         ------------                ------------               ------------
CABLE & TELECOMMUNICATIONS (0.8%)
Global Crossing Ltd.* .....................    82,900       3,139,837          --              --     82,900       3,139,837
MetroNet Communications Corp. (Class B)
 (Canada)* ................................   114,100       3,016,519          --              --    114,100       3,016,519
                                                         ------------                ------------               ------------
                                                            6,156,356                          --                  6,156,356
                                                         ------------                ------------               ------------
CASINO/GAMBLING (0.3%)
Mirage Resorts, Inc.* .....................   139,800       2,079,525          --              --    139,800       2,079,525
                                                         ------------                ------------               ------------
CLOTHING/SHOE/ACCESSORY STORES (1.2%)
Abercrombie & Fitch Co. (Class A)* ........        --              --     150,000       8,400,000    150,000       8,400,000
Pier 1 Imports, Inc. ......................        --              --      50,000         537,500     50,000         537,500
                                                         ------------                ------------               ------------
                                                                   --                   8,937,500                  8,937,500
                                                         ------------                ------------               ------------

                          TCW/DW MID-CAP EQUITY TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)


                                             TCW/DW MID-CAP        MORGAN STANLEY DEAN WITTER
                                              EQUITY TRUST             MID-CAP GROWTH FUND              COMBINED
                                       --------------------------- --------------------------- --------------------------
                                        NUMBER OF                   NUMBER OF                   NUMBER OF
                                          SHARES        VALUE         SHARES        VALUE        SHARES        VALUE
                                       ----------- --------------- ----------- --------------- ---------- ---------------
COMPUTER SOFTWARE (6.2%)
Cerner Corp.* ........................   149,400    $  3,921,750          --              --    149,400    $  3,921,750
CheckFree Holdings Corp.* ............        --              --     250,000    $  4,062,500    250,000       4,062,500
Citrix Systems, Inc.* ................        --              --     116,000       9,628,000    116,000       9,628,000
Compuware Corp.* .....................        --              --     175,000      10,893,750    175,000      10,893,750
Learning Company, Inc. (The)* ........        --              --     175,000       5,085,937    175,000       5,085,937
Legato Systems, Inc.* ................        --              --     115,000       5,491,250    115,000       5,491,250
Network Associates, Inc.* ............        --              --     157,000       7,987,375    157,000       7,987,375
                                                    ------------                ------------               ------------
                                                       3,921,750                  43,148,812                 47,070,562
                                                    ------------                ------------               ------------
COMPUTERS SOFTWARE & SERVICES (2.5%)
Documentum, Inc.* ....................    55,200       2,318,400          --              --     55,200       2,318,400
FORE Systems, Inc.* ..................   178,300       2,696,787          --              --    178,300       2,696,787
National Techteam, Inc.* .............   106,200         716,850          --              --    106,200         716,850
Rational Software Corp.* .............    56,300       1,277,306          --              --     56,300       1,277,306
Siebel Systems, Inc.* ................   333,600       8,048,100          --              --    333,600       8,048,100
VeriSign, Inc.* ......................    86,400       3,434,400          --              --     86,400       3,434,400
                                                    ------------                ------------               ------------
                                                      18,491,843                          --                 18,491,843
                                                    ------------                ------------
COMPUTER/VIDEO CHAINS (1.2%)
Gateway 2000, Inc.* ..................        --              --     100,000       5,612,500    100,000       5,612,500
Synopsis, Inc.* ......................        --              --      75,000       3,543,750     75,000       3,543,750
                                                    ------------                ------------               ------------
                                                              --                   9,156,250                  9,156,250
                                                    ------------                ------------               ------------
COMPUTER -- EQUIPMENT (1.0%)
American Power Conversion Corp.* .....        --              --     175,000       7,229,687    175,000       7,229,687
                                                    ------------                ------------               ------------
COMPUTERS -- SERVICES (0.7%)
NCR Corp.* ...........................        --              --     150,000       5,587,500    150,000       5,587,500
                                                    ------------                ------------               ------------
COMPUTERS COMMUNICATIONS (2.2%)
Ascend Communications, Inc.* .........        --              --     200,000      11,225,000    200,000      11,225,000
Sun Microsystems, Inc.* ..............        --              --      75,000       5,545,312     75,000       5,545,312
                                                    ------------                ------------               ------------
                                                              --                  16,770,312                 16,770,312
                                                    ------------                ------------               ------------
COMPUTERS SOFTWARE & SERVICES (3.3%)
At Home Corp. (Series A)* ............        --              --     150,000       8,718,750    150,000       8,718,750
General Instrument Corp.* ............        --              --     325,000       9,140,625    325,000       9,140,625
Rational Software Corp.* .............        --              --     325,000       7,373,437    325,000       7,373,437
                                                    ------------                ------------               ------------
                                                              --                  25,232,812                 25,232,812
                                                    ------------                ------------               ------------
CONTRACT DRILLING (0.4%)
Global Industries, Ltd.* .............        --              --     550,000       3,128,125    550,000       3,128,125
                                                    ------------                ------------               ------------
DIVERSIFIED COMMERCIAL SERVICES (3.5%)
Apollo Group, Inc. (Class A)* ........    68,287       2,202,256          --              --     68,287       2,202,256
HA-LO Industries, Inc.* ..............        --              --     100,000       3,193,750    100,000       3,193,750
Paychex, Inc. ........................   121,250       6,032,187          --              --    121,250       6,032,187
Robert Half International, Inc.* .....   133,800       6,288,600          --              --    133,800       6,288,600
Romac International, Inc.* ...........   275,500       3,839,781          --              --    275,500       3,839,781
Whittman-Hart, Inc.* .................   209,700       4,613,400          --              --    209,700       4,613,400
                                                    ------------                ------------               ------------
                                                      22,976,224                   3,193,750                 26,169,974
                                                    ------------                ------------               ------------

                          TCW/DW MID-CAP EQUITY TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)


                                                          TCW/DW MID-CAP        MORGAN STANLEY DEAN WITTER
                                                           EQUITY TRUST             MID-CAP GROWTH FUND
                                                    --------------------------- ---------------------------
                                                     NUMBER OF                   NUMBER OF
                                                       SHARES        VALUE         SHARES        VALUE
                                                    ----------- --------------- ----------- ---------------
DIVERSIFIED FINANCIAL SERVICES (4.1%)
Capital One Financial Corp. .......................        --              --     100,000    $ 11,000,000
FINOVA Group, Inc. ................................        --              --     110,000       5,809,375
Price (T. Rowe) Associates, Inc. ..................    93,000    $  3,324,750          --              --
Providian Financial Corp. .........................        --              --     115,000      10,558,438
                                                                 ------------                ------------
                                                                    3,324,750                  27,367,813
                                                                 ------------                ------------
DRUG STORE CHAINS (2.1%)
Duane Reade, Inc.* ................................        --              --     190,000       7,623,750
Express Scripts, Inc. (Class A)* ..................        --              --     150,000       8,250,000
                                                                 ------------                ------------
                                                                           --                  15,873,750
                                                                 ------------                ------------
ELECTRONIC COMPONENTS (0.7%)
Xilinx, Inc.* .....................................   103,300       5,242,475          --              --
                                                                 ------------                ------------
ELECTRONIC DATA PROCESSING (1.1%)
Gemstar International Group Ltd. (Virgin
 Islands)* ........................................        --              --     140,000       8,505,000
                                                                 ------------                ------------
ELECTRONICS -- SEMICONDUCTORS/
 COMPONENTS (2.9%)
Advanced Micro Devices, Inc.* .....................        --              --     350,000       9,690,625
Altera Corp.* .....................................    87,800       4,307,688          --              --
Maxim Integrated Products, Inc.* ..................   147,600       5,793,300          --              --
Microchip Technology, Inc.* .......................    66,600       2,318,513          --              --
                                                                 ------------                ------------
                                                                   12,419,501                   9,690,625
                                                                 ------------                ------------
FINANCE (1.2%)
MGIC Investment Corp. .............................        --              --     200,000       8,787,500
                                                                 ------------                ------------
FOOD CHAINS (0.8%)
Fred Meyer, Inc.* .................................        --              --     125,000       6,359,375
                                                                 ------------                ------------
GENERIC DRUGS (4.7%)
ALZA Corp.* .......................................        --              --     175,000       9,143,750
Forest Laboratories, Inc.* ........................        --              --     175,000       8,159,375
Mylan Laboratories, Inc. ..........................        --              --     325,000      10,785,938
Watson Pharmaceuticals, Inc.* .....................        --              --     140,000       7,542,500
                                                                 ------------                ------------
                                                                           --                  35,631,563
                                                                 ------------                ------------
HEALTH CARE DIVERSIFIED (0.5%)
Universal Health Services, Inc. (Class B)* ........        --              --      75,000       4,021,875
                                                                 ------------                ------------
HOME BUILDING (0.8%)
Kaufman & Broad Home Corp. ........................        --              --     225,000       5,667,188
                                                                 ------------                ------------
HOSPITAL/NURSING MANAGEMENT (0.7%)
Health Management Associates, Inc. (Class A)* .....   230,287       4,994,349          --              --
                                                                 ------------                ------------
HOUSEHOLD FURNISHINGS &
 APPLIANCES (0.5%)
Restoration Hardware, Inc.* .......................   123,900       3,407,250          --              --
                                                                 ------------                ------------
HOUSEWARES (1.3%)
Best Buy Co., Inc.* ...............................        --              --     175,000      10,084,375
                                                                 ------------                ------------



                                                             COMBINED
                                                    --------------------------
                                                     NUMBER OF
                                                      SHARES        VALUE
                                                    ---------- ---------------
DIVERSIFIED FINANCIAL SERVICES (4.1%)
Capital One Financial Corp. .......................  100,000    $ 11,000,000
FINOVA Group, Inc. ................................  110,000       5,809,375
Price (T. Rowe) Associates, Inc. ..................   93,000       3,324,750
Providian Financial Corp. .........................  115,000      10,558,438
                                                                ------------
                                                                  30,692,563
                                                                ------------
DRUG STORE CHAINS (2.1%)
Duane Reade, Inc.* ................................  190,000       7,623,750
Express Scripts, Inc. (Class A)* ..................  150,000       8,250,000
                                                                ------------
                                                                  15,873,750
                                                                ------------
ELECTRONIC COMPONENTS (0.7%)
Xilinx, Inc.* .....................................  103,300       5,242,475
                                                                ------------
ELECTRONIC DATA PROCESSING (1.1%)
Gemstar International Group Ltd. (Virgin
 Islands)* ........................................  140,000       8,505,000
                                                                ------------
ELECTRONICS -- SEMICONDUCTORS/
 COMPONENTS (2.9%)
Advanced Micro Devices, Inc.* .....................  350,000       9,690,625
Altera Corp.* .....................................   87,800       4,307,688
Maxim Integrated Products, Inc.* ..................  147,600       5,793,300
Microchip Technology, Inc.* .......................   66,600       2,318,513
                                                                ------------
                                                                  22,110,126
                                                                ------------
FINANCE (1.2%)
MGIC Investment Corp. .............................  200,000       8,787,500
                                                                ------------
FOOD CHAINS (0.8%)
Fred Meyer, Inc.* .................................  125,000       6,359,375
                                                                ------------
GENERIC DRUGS (4.7%)
ALZA Corp.* .......................................  175,000       9,143,750
Forest Laboratories, Inc.* ........................  175,000       8,159,375
Mylan Laboratories, Inc. ..........................  325,000      10,785,938
Watson Pharmaceuticals, Inc.* .....................  140,000       7,542,500
                                                                ------------
                                                                  35,631,563
                                                                ------------
HEALTH CARE DIVERSIFIED (0.5%)
Universal Health Services, Inc. (Class B)* ........   75,000       4,021,875
                                                                ------------
HOME BUILDING (0.8%)
Kaufman & Broad Home Corp. ........................  225,000       5,667,188
                                                                ------------
HOSPITAL/NURSING MANAGEMENT (0.7%)
Health Management Associates, Inc. (Class A)* .....  230,287       4,994,349
                                                                ------------
HOUSEHOLD FURNISHINGS &
 APPLIANCES (0.5%)
Restoration Hardware, Inc.* .......................  123,900       3,407,250
                                                                ------------
HOUSEWARES (1.3%)
Best Buy Co., Inc.* ...............................  175,000      10,084,375
                                                                ------------

                          TCW/DW MID-CAP EQUITY TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)


                                                         TCW/DW MID-CAP        MORGAN STANLEY DEAN WITTER
                                                          EQUITY TRUST             MID-CAP GROWTH FUND
                                                   --------------------------- ---------------------------
                                                    NUMBER OF                   NUMBER OF
                                                      SHARES        VALUE         SHARES        VALUE
                                                   ----------- --------------- ----------- ---------------
INTERNET (11.0%)
America Online, Inc.* ............................        --              --     125,000    $ 10,945,313
At Home Corp. (Series A)* ........................   104,800    $  6,091,500          --              --
Broadcast.com Inc.* ..............................    53,300       3,517,800          --              --
CSG Systems International, Inc.* .................        --              --      80,000       5,020,000
Earthlink Network, Inc.* .........................        --              --     150,000       9,112,500
E*TRADE Group, Inc.* .............................   141,200       3,812,400          --              --
eBay Inc.* .......................................    56,500      11,158,750          --              --
GeoCities* .......................................     3,200          96,200          --              --
Infoseek Corp.* ..................................        --              --     125,000       4,242,188
MindSpring Enterprises, Inc.* ....................        --              --      60,000       3,855,000
Yahoo! Inc.* .....................................    97,500      18,713,906      35,000       6,717,812
                                                                ------------                ------------
                                                                  43,390,556                  39,892,813
                                                                ------------                ------------
LIFE INSURANCE (0.1%)
Mony Group Inc.* .................................    32,300         999,281          --              --
                                                                ------------                ------------
INVESTMENT
 BANKERS/BROKERS/SERVICES (1.6%)
Bear Stearns Companies, Inc. .....................        --              --      85,000       3,570,000
Paine Webber Group, Inc. .........................        --              --     200,000       8,175,000
                                                                ------------                ------------
                                                                          --                  11,745,000
                                                                ------------                ------------
MAJOR U.S. TELECOMMUNICATIONS (0.6%)
Winstar Communications, Inc.* ....................        --              --     175,000       4,867,188
                                                                ------------                ------------
MEDICAL SPECIALTIES (0.7%)
IDEXX Laboratories, Inc.* ........................        --              --     100,000       2,575,000
Safeskin Corp.* ..................................   151,300       2,865,244          --              --
                                                                ------------                ------------
                                                                   2,865,244                   2,575,000
                                                                ------------                ------------
MEDICAL/NURSING SERVICES (2.9%)
Renal Care Group, Inc.* ..........................        --              --     375,000      10,078,125
Total Renal Care Holdings, Inc.* .................        --              --     435,000      11,554,688
                                                                ------------                ------------
                                                                          --                  21,632,813
                                                                ------------                ------------
MID-SIZED BANKS (1.0%)
Firstar Corp. ....................................        --              --     100,000       7,325,000
                                                                ------------                ------------
MULTI-LINE INSURANCE (1.4%)
American Bankers Insurance Group, Inc. ...........        --              --     225,000      10,209,375
                                                                ------------                ------------
OFFICE EQUIPMENT/SUPPLIES (2.6%)
Lexmark International Group, Inc. (Class A)* .....        --              --     130,000       9,928,750
Office Depot, Inc.* ..............................        --              --     300,000       9,750,000
                                                                ------------                ------------
                                                                          --                  19,678,750
                                                                ------------                ------------
OIL & GAS DRILLING (0.3%)
Precision Drilling Corp. (Canada)* ...............   174,700       1,888,944          --              --
                                                                ------------                ------------
OTHER PHARMACEUTICALS (1.7%)
Medicis Pharmaceutical Corp. (Class A)* ..........        --              --     200,000      12,600,000
                                                                ------------                ------------
OTHER SPECIALTY STORES (1.0%)
Staples, Inc.* ...................................        --              --     225,000       7,846,875
                                                                ------------                ------------



                                                            COMBINED
                                                   --------------------------
                                                    NUMBER OF
                                                     SHARES        VALUE
                                                   ---------- ---------------
INTERNET (11.0%)
America Online, Inc.* ............................  125,000    $ 10,945,313
At Home Corp. (Series A)* ........................  104,800       6,091,500
Broadcast.com Inc.* ..............................   53,300       3,517,800
CSG Systems International, Inc.* .................   80,000       5,020,000
Earthlink Network, Inc.* .........................  150,000       9,112,500
E*TRADE Group, Inc.* .............................  141,200       3,812,400
eBay Inc.* .......................................   56,500      11,158,750
GeoCities* .......................................    3,200          96,200
Infoseek Corp.* ..................................  125,000       4,242,188
MindSpring Enterprises, Inc.* ....................   60,000       3,855,000
Yahoo! Inc.* .....................................  132,500      25,431,718
                                                               ------------
                                                                 83,283,369
                                                               ------------
LIFE INSURANCE (0.1%)
Mony Group Inc.* .................................   32,300         999,281
                                                               ------------
INVESTMENT
 BANKERS/BROKERS/SERVICES (1.6%)
Bear Stearns Companies, Inc. .....................   85,000       3,570,000
Paine Webber Group, Inc. .........................  200,000       8,175,000
                                                               ------------
                                                                 11,745,000
                                                               ------------
MAJOR U.S. TELECOMMUNICATIONS (0.6%)
Winstar Communications, Inc.* ....................  175,000       4,867,188
                                                               ------------
MEDICAL SPECIALTIES (0.7%)
IDEXX Laboratories, Inc.* ........................  100,000       2,575,000
Safeskin Corp.* ..................................  151,300       2,865,244
                                                               ------------
                                                                  5,440,244
                                                               ------------
MEDICAL/NURSING SERVICES (2.9%)
Renal Care Group, Inc.* ..........................  375,000      10,078,125
Total Renal Care Holdings, Inc.* .................  435,000      11,554,688
                                                               ------------
                                                                 21,632,813
                                                               ------------
MID-SIZED BANKS (1.0%)
Firstar Corp. ....................................  100,000       7,325,000
                                                               ------------
MULTI-LINE INSURANCE (1.4%)
American Bankers Insurance Group, Inc. ...........  225,000      10,209,375
                                                               ------------
OFFICE EQUIPMENT/SUPPLIES (2.6%)
Lexmark International Group, Inc. (Class A)* .....  130,000       9,928,750
Office Depot, Inc.* ..............................  300,000       9,750,000
                                                               ------------
                                                                 19,678,750
                                                               ------------
OIL & GAS DRILLING (0.3%)
Precision Drilling Corp. (Canada)* ...............  174,700       1,888,944
                                                               ------------
OTHER PHARMACEUTICALS (1.7%)
Medicis Pharmaceutical Corp. (Class A)* ..........  200,000      12,600,000
                                                               ------------
OTHER SPECIALTY STORES (1.0%)
Staples, Inc.* ...................................  225,000       7,846,875
                                                               ------------

                          TCW/DW MID-CAP EQUITY TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)


                                                           TCW/DW MID-CAP        MORGAN STANLEY DEAN WITTER
                                                            EQUITY TRUST             MID-CAP GROWTH FUND
                                                     --------------------------- ---------------------------
                                                      NUMBER OF                   NUMBER OF
                                                        SHARES        VALUE         SHARES        VALUE
                                                     ----------- --------------- ----------- ---------------
RAILROAD EQUIPMENT (1.0%)
Trinity Industries, Inc. ...........................        --              --     200,000    $  7,737,500
                                                                            --                ------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.* ...................    48,000    $    852,000          --              --
                                                                  ------------                ------------
RESTAURANTS (1.8%)
Outback Steakhouse, Inc.* ..........................        --              --     225,000       7,987,500
Papa John's International, Inc.* ...................        --              --     140,000       5,871,250
                                                                  ------------                ------------
                                                                            --                  13,858,750
                                                                  ------------                ------------
RETAIL (2.8%)
Amazon.com, Inc.* ..................................    72,100      13,843,200      40,000       7,680,000
                                                                  ------------                ------------
RETAIL -- SPECIALTY (3.4%)
Bed Bath & Beyond, Inc.* ...........................   155,600       4,852,775          --              --
Best Buy Co., Inc.* ................................   141,200       8,136,650          --              --
Corporate Express, Inc.* ...........................   140,300         806,725          --              --
Eagle Hardware & Garden, Inc.* .....................        --              --     200,000       5,637,500
Just For Feet, Inc.* ...............................   167,500       3,789,688          --              --
PetSmart, Inc.* ....................................   358,200       3,067,088          --              --
                                                                  ------------                ------------
                                                                    20,652,926                   5,637,500
                                                                  ------------                ------------
RETAIL -- SPECIALTY APPAREL (0.4%)
Talbot's, Inc. (The) ...............................   104,800       2,672,400          --              --
                                                                  ------------                ------------
SEMICONDUCTORS (1.1%)
Broadcom Corp. (Class A)* ..........................        --              --      70,000       6,251,875
Veeco Instruments, Inc.* ...........................        --              --      60,000       2,190,000
                                                                  ------------                ------------
                                                                            --                   8,441,875
                                                                  ------------                ------------
SERVICES TO THE HEALTH INDUSTRY (1.0%)
Bard (C.R.), Inc. ..................................        --              --     160,000       7,330,000
                                                                  ------------                ------------
SPECIALTY FOODS/CANDY (0.5%)
Fresh Del Monte Produce Inc.* ......................        --              --     175,000       3,850,000
                                                                  ------------                ------------
UTILITIES -- ELECTRIC (1.2%)
AES Corp.* .........................................        --              --     200,000       9,150,000
                                                                  ------------                ------------
WIRELESS COMMUNICATION (0.6%)
American Tower Corp. (Class A)* ....................   207,300       4,793,813          --              --
                                                                  ------------                ------------
TOTAL COMMON STOCKS
 (Identified Cost $123,840,678, $462,970,642 and
 $586,811,320, respectively) .......................               210,486,260                 534,334,125
                                                                  ------------                ------------



                                                              COMBINED
                                                     --------------------------
                                                      NUMBER OF
                                                       SHARES        VALUE
                                                     ---------- ---------------
RAILROAD EQUIPMENT (1.0%)
Trinity Industries, Inc. ...........................  200,000    $  7,737,500
                                                                 ------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.* ...................   48,000         852,000
                                                                 ------------
RESTAURANTS (1.8%)
Outback Steakhouse, Inc.* ..........................  225,000       7,987,500
Papa John's International, Inc.* ...................  140,000       5,871,250
                                                                 ------------
                                                                   13,858,750
                                                                 ------------
RETAIL (2.8%)
Amazon.com, Inc.* ..................................  112,100      21,523,200
                                                                 ------------
RETAIL -- SPECIALTY (3.4%)
Bed Bath & Beyond, Inc.* ...........................  155,600       4,852,775
Best Buy Co., Inc.* ................................  141,200       8,136,650
Corporate Express, Inc.* ...........................  140,300         806,725
Eagle Hardware & Garden, Inc.* .....................  200,000       5,637,500
Just For Feet, Inc.* ...............................  167,500       3,789,688
PetSmart, Inc.* ....................................  358,200       3,067,088
                                                                 ------------
                                                                   26,290,426
                                                                 ------------
RETAIL -- SPECIALTY APPAREL (0.4%)
Talbot's, Inc. (The) ...............................  104,800       2,672,400
                                                                 ------------
SEMICONDUCTORS (1.1%)
Broadcom Corp. (Class A)* ..........................   70,000       6,251,875
Veeco Instruments, Inc.* ...........................   60,000       2,190,000
                                                                 ------------
                                                                    8,441,875
                                                                 ------------
SERVICES TO THE HEALTH INDUSTRY (1.0%)
Bard (C.R.), Inc. ..................................  160,000       7,330,000
                                                                 ------------
SPECIALTY FOODS/CANDY (0.5%)
Fresh Del Monte Produce Inc.* ......................  175,000       3,850,000
                                                                 ------------
UTILITIES -- ELECTRIC (1.2%)
AES Corp.* .........................................  200,000       9,150,000
                                                                 ------------
WIRELESS COMMUNICATION (0.6%)
American Tower Corp. (Class A)* ....................  207,300       4,793,813
                                                                 ------------
TOTAL COMMON STOCKS
 (Identified Cost $123,840,678, $462,970,642 and
 $586,811,320, respectively) .......................              744,820,385
                                                                 ------------


                                                             PRINCIPAL
                                     COUPON    MATURITY       AMOUNT
                                      RATE       DATE     (In thousands)     VALUE
                                  ----------- ---------- ---------------- -----------
SHORT-TERM INVESTMENTS (1.5%)
REPURCHASE AGREEMENTS
The Bank of New York
 (dated 11/30/98; proceeds
 $3,398,551, $7,511,629,
 and 10,910,180
 respectively)(a) (Identified
 Cost $3,398,114, $7,510,664
 (and $10,908,778,
 respectively) ..................     4.625%  12/01/98        $3,398      3,398,114
                                                                          ---------



                                      PRINCIPAL                    PRINCIPAL
                                       AMOUNT                       AMOUNT
                                   (In thousands)     VALUE     (In thousands)     VALUE
                                  ---------------- ----------- ---------------- -----------
SHORT-TERM INVESTMENTS (1.5%)
REPURCHASE AGREEMENTS
The Bank of New York
 (dated 11/30/98; proceeds
 $3,398,551, $7,511,629,
 and 10,910,180
 respectively)(a) (Identified
 Cost $3,398,114, $7,510,664
 (and $10,908,778,
 respectively) ..................      $7,511      7,510,664        $10,909     10,908,778
                                                   ---------                    ----------

                          TCW/DW MID-CAP EQUITY TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1998
                                  (UNAUDITED)


                                     TCW/DW MID-CAP     MORGAN STANLEY DEAN WITTER
                                      EQUITY TRUST         MID-CAP GROWTH FUND                 COMBINED
                                    ----------------   ---------------------------   -----------------------------
                                          VALUE                   VALUE                                 VALUE
                                    ----------------   ---------------------------                 ---------------
TOTAL INVESTMENTS
 (Identified Cost $127,238,792,
 $470,481,306 and $597,720,098,
 respectively) (b) ..............     $213,884,374            $541,844,789               100.2%     $755,729,163
LIABILITIES IN EXCESS OF
 OTHER ASSETS ...................           (7,569)             (1,297,835)              ( 0.2)       (1,305,404)
                                      ------------            ------------               -----      ------------
NET ASSETS ......................     $213,876,805            $540,546,954               100.0%     $754,423,759
                                      ============            ============               =====      ============

----------
Note: Percentages indicated paranthetically represent the percentage of net assets of the combined fund.
*     Non-income producing security.
(a) Collateralized by $1,052,812 Student Loan Marketing Assoc. 5.057% due 12/17/98 valued at $1,052,580, $1,740,000 U.S. Treasury Note 4.00% due
      10/31/00 valued at $1,726,623, and $655,872 U.S. Treasury Note 6.25% due
      10/31/01 valued at $687,554; and $4,980,438 Federal Home Loan Bank 6.615%
      due 03/05/08 valued at $5,059,638 and $2,560,846 Federal Home Loan Bank 6.55% due 08/27/08 valued at $2,602,741.
(c) The aggregate cost for federal income tax purposes approximates identified cost.


                                                                GROSS            GROSS             NET
                                                             UNREALIZED       UNREALIZED        UNREALIZED
                                                            APPRECIATION     DEPRECIATION      APPRECIATION
                                                           --------------   --------------   ---------------
TCW/DW Mid-Cap Equity Trust ............................    $ 95,811,768     $ 9,166,186      $ 86,645,582
                                                            ============     ===========      ============
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $ 77,858,116     $ 6,494,633      $ 71,363,483
                                                            ============     ===========      ============
Combined ...............................................    $173,669,884     $15,660,819      $158,009,065
                                                            ============     ===========      ============

                  See Notes to Pro Forma Financial Statements

                          TCW/DW MID-CAP EQUITY TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                         NOVEMBER 30, 1998 (UNAUDITED)



                                                                             MORGAN STANLEY
                                                          TCW/DW              DEAN WITTER           PRO FORMA
                                                   MID-CAP EQUITY TRUST   MID-CAP GROWTH FUND      ADJUSTMENTS        COMBINED
                                                  ---------------------- --------------------- ------------------ ---------------
ASSETS:
Investments in securities, at value
 (identified cost $127,238,792, $470,481,306
 and $597,720,098, respectively) ................      $213,884,374          $541,844,789                          $755,729,163
Receivable for:
 Investments sold ...............................           325,774            14,182,824                            14,508,598
 Shares of beneficial interest sold .............           185,611               626,416                               812,027
 Dividends ......................................            18,566                62,250                                80,816
Deferred organizational expenses ................            74,115                27,495            (27,495)(1)         74,115
Prepaid expenses and other assets ...............            40,983                95,569                               136,552
Receivable from affiliate .......................                --                    --             27,495 (1)         27,495
                                                       ------------          ------------                          ------------
 TOTAL ASSETS ...................................       214,529,423           556,839,343                           771,368,766
                                                       ------------          ------------                          ------------
LIABILITIES:
Payable for:
 Investments purchased ..........................            24,750            12,492,255                            12,517,005
 Shares of beneficial interest purchased ........           271,355             2,971,809                             3,243,164
 Plan of distribution fee .......................           140,902               445,441                               586,343
 Management fee .................................           102,036                    --                               102,036
 Investment management/advisory fee .............            68,024               336,110                               404,134
Accrued expenses and other payables .............            45,551                46,774                                92,325
                                                       ------------          ------------                          ------------
 TOTAL LIABILITIES ..............................           652,618            16,292,389                            16,945,007
                                                       ------------          ------------                          ------------
 NET ASSETS .....................................      $213,876,805          $540,546,954                          $754,423,759
                                                       ============          ============                          ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................      $130,533,669          $466,822,686                          $597,356,355
Net unrealized appreciation .....................        86,645,582            71,363,483                           158,009,065
Net investment loss .............................                --            (4,572,306)                           (4,572,306)
Accumulated undistributed net realized
 gain (loss) ....................................        (3,302,446)            6,933,091                             3,630,645
                                                       ------------          ------------                          ------------
 NET ASSETS .....................................      $213,876,805          $540,546,954                          $754,423,759
                                                       ============          ============                          ============
CLASS A SHARES:
Net Assets ......................................      $  1,107,296          $  3,403,534                          $  4,510,830
Shares Outstanding (unlimited authorized,
 $.01 par value).................................            70,981               217,299                876 (2)        289,156
 NET ASSET VALUE PER SHARE ......................      $      15.60          $      15.66                          $      15.60
                                                       ============          ============                          ============
 MAXIMUM OFFERING PRICE PER
  SHARE,
  (net asset value plus 5.54% of net asset
  value) ........................................      $      16.46          $      16.53                          $      16.46
                                                       ============          ============                          ============
CLASS B SHARES:
Net Assets ......................................      $212,042,718          $529,655,893                          $741,698,611
Shares Outstanding (unlimited
 authorized,$.01 par value)......................        13,717,791            34,175,785             83,975 (2)     47,977,551
 NET ASSET VALUE PER SHARE ......................      $      15.46          $      15.50                          $      15.46
                                                       ============          ============                          ============
CLASS C SHARES:
Net Assets ......................................      $    712,341          $  6,328,424                          $  7,040,765
Shares Outstanding (unlimited authorized,
 $.01 par value) ................................            46,118               408,280              1,327 (2)        455,725
 NET ASSET VALUE PER SHARE ......................      $      15.45          $      15.50                          $      15.45
                                                       ============          ============                          ============
CLASS D SHARES:
Net Assets ......................................      $     14,450          $  1,159,103                          $  1,173,553
Shares Outstanding (unlimited authorized,
 $.01 par value) ................................               923                73,937                 80 (2)         74,940
 NET ASSET VALUE PER SHARE ......................      $      15.66          $      15.68                          $      15.66
                                                       ============          ============                          ============

----------
(1) Reflects reclassification of unamortized organizational expenses which will be reimbursed by Morgan Stanley Dean Witter Advisors Inc.

(2) Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Dean Witter Mid-Cap Growth Fund shares outstanding.

                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                          TCW/DW MID-CAP EQUITY TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
           FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)




                                                                     MORGAN STANLEY
                                                        TCW/DW        DEAN WITTER           PRO FORMA
                                                        MID-CAP         MID-CAP            ADJUSTMENTS
                                                     EQUITY TRUST     GROWTH FUND            (NOTE 3)            COMBINED
                                                    -------------- ----------------- ----------------------- ----------------
NET INVESTMENT LOSS:
INCOME
Interest ..........................................  $    102,687    $   1,383,316                  --        $   1,486,003
Dividends .........................................       176,224        1,308,715                  --            1,484,939
                                                     ------------    -------------                  --        -------------
 TOTAL INCOME .....................................       278,911        2,692,031                  --            2,970,942
                                                     ------------    -------------                  --        -------------
EXPENSES
Plan of distribution fee (Class A shares) .........         1,092            6,727                  --                7,819
Plan of distribution fee (Class B shares) .........     1,616,961        5,953,532             185,062 (1)        7,755,555
Plan of distribution fee (Class C shares) .........         2,906           52,137                  --               55,043
Investment management/advisory fee ................       723,788        4,505,889             588,848 (1)        5,818,525
Management fee ....................................     1,085,682               --          (1,085,682) (1)              --
Transfer agent fees and expenses ..................       242,766          805,104              80,000 (4)        1,127,870
Registration fees .................................        84,733          172,332                  --              257,065
Professional fees .................................        51,628           57,108             (57,108) (2)
                                                                                                42,000 (4)           93,628
Shareholder reports and notices ...................        59,459           41,341             (29,580) (2)
                                                                                               100,000 (4)          171,220
Organizational expenses ...........................        33,032           30,229             (30,229) (3)          33,032
Custodian fees ....................................        32,366           63,390                  --               95,756
Trustees' fees and expenses .......................        31,640           13,964             (31,640) (2)          13,964
Other .............................................        11,845           14,277                  --               26,122
                                                     ------------    -------------          ----------        -------------
 TOTAL EXPENSES ...................................     3,977,898       11,716,030            (238,329)          15,455,599
                                                     ------------    -------------          ----------        -------------
 NET INVESTMENT LOSS ..............................    (3,698,987)      (9,023,999)            238,329          (12,484,657)
                                                     ------------    -------------          ----------        -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS):
Net realized gain (loss) ..........................    31,236,102        2,375,553                  --           33,611,655
Net change in unrealized
 appreciation/depreciation ........................    37,809,903      (13,978,221)                 --           23,831,682
                                                     ------------    -------------          ----------        -------------
 NET GAIN (LOSS) ..................................    69,046,005      (11,602,668)                 --           57,443,337
                                                     ------------    -------------          ----------        -------------
NET INCREASE (DECREASE) ...........................  $ 65,347,018    $ (20,626,667)     $      238,329        $  44,958,680
                                                     ============    =============      ==============        =============

----------
(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's revised fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Prepaid organizational expenses of the acquired Fund will not be assumed by the surviving Fund.

(4) Solicitation costs in connection with the reorganization, which will be borne by Morgan Stanley Dean Witter Mid-Cap Growth Fund, approximate $222,000.




                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                          TCW/DW MID-CAP EQUITY TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (unaudited)


1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at November 30, 1998 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended November 30, 1998, reflect the accounts of TCW/DW Mid-Cap Equity Trust ("TCW/DW Mid-Cap") and Morgan Stanley Dean Witter Mid-Cap Growth Fund ("MSDW Mid-Cap").


The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of MSDW Mid-Cap in exchange for shares in TCW Mid-Cap. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.


2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of TCW Mid-Cap which would have been issued on November 30, 1998 in connection with the proposed reorganization. Shareholders of MSDW Mid-Cap would become shareholders of TCW/DW Mid-Cap receiving shares of the corresponding class of TCW/DW Mid-Cap equal to the value of their holdings in MSDW Mid-Cap. The amount of additional shares assumed to be issued was calculated based on the November 30, 1998 net assets of MSDW Mid-Cap and the net asset value per share of TCW/DW Mid-Cap as follows:







             CLASS                       A                  B                  C                 D
-------------------------------   ---------------   -----------------   ---------------   ---------------
Additional Shares Issued ......         218,175          34,259,760           409,607            74,017
Net Assets 11/30/98
 MSDW Mid-Cap .................     $ 3,403,534       $ 529,655,893       $ 6,328,424       $ 1,159,103
Net Asset Value Per Share
 TCW/DW Mid-Cap Equity.........     $     15.60       $       15.46       $     15.45       $     15.66



3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees of the combined Fund are based on the fee schedule in effect for MSDW Mid-Cap Growth at the combined level of average net assets for the twelve months ended November 30, 1998. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of the TCW Mid-Cap Equity Trust and Morgan Stanley Dean Witter Mid-Cap Growth Fund as of January 31, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:





                                                                                              NET ASSET
                                                                                 SHARES         VALUE
                         CLASS A                              NET ASSETS      OUTSTANDING     PER SHARE
--------------------------------------------------------   ---------------   -------------   ----------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  3,691,926         237,855      $ 15.52
TCW/DW Mid-Cap Equity Trust ............................    $  1,819,820          82,745      $ 21.99
Combined Fund (pro forma) ..............................    $  5,511,746         250,636      $ 21.99

                     CLASS B
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $593,724,555      38,788,794      $ 15.31
TCW/DW Mid-Cap Equity Trust ............................    $292,052,348      13,410,653      $ 21.78
Combined Fund (pro forma) ..............................    $885,776,903      40,670,734      $ 21.78

                     CLASS C
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  7,271,751         475,001      $ 15.31
TCW/DW Mid-Cap Equity Trust ............................    $  1,726,233          79,367      $ 21.75
Combined Fund (pro forma) ..............................    $  8,997,984         413,700      $ 21.75

                     CLASS D
---------------------------------------------------------
Morgan Stanley Dean Witter Mid-Cap Growth Fund .........    $  2,673,104         171,936      $ 15.55
TCW/DW Mid-Cap Equity Trust ............................    $     20,378             923      $ 22.08
Combined Fund (pro forma) ..............................    $  2,693,482         121,987      $ 22.08

STATEMENT OF ADDITIONAL INFORMATION
                                                    TCW/DW MID-CAP
                                                    EQUITY TRUST

MARCH 29, 1999



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated March 29, 1999) for TCW/DW Mid-Cap Equity Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.




TCW/DW Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------



I.    Fund History ...................................................................  4
II.   Description of the Fund and Its Investments and Risks ..........................  4
          A. Classification ..........................................................  4
          B. Investment Strategies and Risks .........................................  4
          C. Fund Policies/Investment Restrictions ...................................  8
III.  Management of the Fund .........................................................  9
          A. Board of Trustees .......................................................  9
          B. Management Information .................................................. 10
          C. Compensation ............................................................ 14
IV.   Control Persons and Principal Holders of Securities ............................ 16
V.    Management, Investment Advice and Other Services ............................... 16
          A. Manager ................................................................. 16
          B. The Adviser ............................................................. 16
          C. Principal Underwriter ................................................... 17
          D. Services Provided by the Manager, the Adviser and Fund Expenses Paid by
               Third Parties ......................................................... 17
          E. Dealer Reallowances ..................................................... 18
          F. Rule 12b-1 Plan ......................................................... 18
          G. Other Service Providers ................................................. 22
VI.   Brokerage Allocation and Other Practices ....................................... 23
          A. Brokerage Transactions .................................................. 23
          B. Commissions ............................................................. 23
          C. Brokerage Selection ..................................................... 23
          D. Directed Brokerage ...................................................... 24
          E. Regular Broker-Dealers .................................................. 24
VII.  Capital Stock and Other Securities ............................................. 24
VIII. Purchase, Redemption and Pricing of Shares ..................................... 25
          A. Purchase/Redemption of Shares ........................................... 25
          B. Offering Price .......................................................... 26
IX.   Taxation of the Fund and Shareholders .......................................... 27
X.    Underwriters ................................................................... 28
XI.   Calculation of Performance Data ................................................ 29
XII.  Financial Statements ........................................................... 30

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Adviser " -- TCW Funds Management, Inc., a wholly-owned subsidiary of
TCW.


     "Custodian " -- The Bank of New York.


     "Dean Witter Reynolds " -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Distributor " -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors " -- Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund " -- TCW/DW Mid-Cap Equity Trust, a registered open-end investment company.


     "Independent Trustees " -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Manager " -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. The Manager may also be referred to as MSDW Services Company.


     "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds " -- Registered investment companies (i) for which the MSDW Advisors serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW " -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


     "MSDW Advisors " -- Morgan Stanley Dean Witter Advisors, Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "TCW " -- The TCW Group, Inc., a preeminent investment management and investment advisory services firm.


     "TCW/DW Funds " -- The registered investment companies managed by the Manager and advised by the Adviser.


     "Transfer Agent " -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees " -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized under the laws of the Commonwealth of Massachusetts on October 17, 1995 as a Massachusetts business trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable. The Fund may invest up to 5% of the value of its net assets in rights.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

     YEAR 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

     In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

      1. Seek long-term capital appreciation.

     The Fund may not:


    1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    7. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    8. Purchase or sell commodities or commodities contracts.

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

   10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
       (c) borrowing money; or (d) lending portfolio securities.

   12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   13. Make short sales of securities.

   14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   16. Invest for the purpose of exercising control or management of any other issuer.

   17. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

   18. Invest in options or futures contracts.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

III. MANAGEMENT OF THE FUND
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A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review of the Manager to ensure that administrative services are provided to the Fund in a satisfactory manner.



     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. Five Trustees (56% of the total number) have no affiliation or business connection with the Manager or Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Manager's parent company, MSDW or the Adviser's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "Management Trustees") are affiliated with the Manager or Adviser. Four of the five Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series" a mutual fund for which the Manager is the investment advisor. Four of the five Independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.



     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and with the 85 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series are shown below.





 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
John C. Argue (67) ........................   Of Counsel, Argue Pearson Harbison & Myers (law
Trustee                                       firm); Trustee of the TCW/DW Funds; Director,
c/o Argue Pearson Harbison & Myers            Avery Dennison Corporation (manufacturer of
801 South Flower Street                       self-adhesive products and office supplies);
Los Angeles, California                       Chairman, The Rio Hondo Memorial Foundation
                                              (charitable foundation); advisory director, LAACO
                                              Ltd. (owner and operator of private clubs and real
                                              estate); director or trustee of various business and
                                              not-for-profit corporations; Director, TCW Galileo
                                              Funds, Inc.; Director, TCW Convertible Securities
                                              Fund, Inc.; Director, Apex Mortgage Capital, Inc.
                                              and Nationwide Health Properties, Inc. (real estate
                                              investment trusts).
Richard M. DeMartini* (46) ................   President and Chief Operating Officer of Morgan
Trustee                                       Stanley Dean Witter Individual Asset Management
Two World Trade Center                        Group, a business unit of MSDW; President and
New York, New York                            Chief Operating Officer of Dean Witter Reynolds;
                                              Trustee of the TCW/DW Funds and the Van
                                              Kampen American Capital Funds; Director and/or
                                              officer of various MSDW subsidiaries; formerly
                                              Vice Chairman of the Board of the National
                                              Association of Securities Dealers, Inc.; and
                                              Chairman of the Board of Directors of the NASDAQ
                                              Market, Inc.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Charles A. Fiumefreddo* (65) ..............   Chairman, Chief Executive Officer and Trustee of
Chairman of the Board, President,             the TCW/DW Funds; Chairman, Director or Trustee,
Chief Executive Officer and Trustee           President and Chief Executive Officer of the Morgan
Two World Trade Center                        Stanley Dean Witter Funds; Trustee of Discover
New York, New York                            Brokerage Index Series; formerly Chairman, Chief
                                              Executive Officer and Director of the Manager, the
                                              Distributor and MSDW Advisors; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June, 1998).
John R. Haire (74) ........................   Chairman of the Audit Committee and Trustee of
Trustee                                       the TCW/DW Funds; Chairman of the Audit
Two World Trade Center                        Committee and Director or Trustee of the Morgan
New York, New York                            Stanley Dean Witter Funds; Chairman of the Audit
                                              Committee and Trustee of Discover Brokerage
                                              Index Series; formerly Chairman of the Independent
                                              Directors or Trustees of the Morgan Stanley Dean
                                              Witter Funds and the TCW/DW Funds (until June,
                                              1998); formerly President, Council for Aid to
                                              Education (1978-1989) and Chairman and Chief
                                              Executive Officer of Anchor Corporation, an
                                              investment advisor (1964-1978).
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Trustee of the TCW/DW
Washington, D.C.                              Funds; Director or Trustee of the Morgan Stanley
                                              Dean Witter Funds; Trustee of Discover Brokerage
                                              Index Series; Director of NASDAQ, Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.
Thomas E. Larkin, Jr.* (59) ...............   Executive Vice President and Director, TCW;
President and Trustee                         President and Director, Trust Company of the
865 South Figueroa Street                     West; Vice Chairman and Director of TCW Asset
Los Angeles, California                       Management Company; Vice Chairman and
                                              Director of the Adviser; President and Director of
                                              TCW Galileo Funds, Inc.; Senior Vice President of
                                              TCW Convertible Securities Fund, Inc.; President
                                              and Trustee of the TCW/DW Funds; Member of the
                                              Board of Trustees of the University of Notre Dame;
                                              Director of Los Angeles Orthopaedic Hospital
                                              Foundation.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael E. Nugent (62) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Trustee of the TCW/DW
c/o Triumph Capital, L.P.                     Funds; Director or Trustee of the Morgan Stanley
237 Park Avenue                               Dean Witter Funds; Trustee of Discover Brokerage
New York, New York                            Index Series; formerly Vice President, Bankers
                                              Trust Company and BT Capital Corporation
                                              (1984-1988); Director of various business
                                              organizations.
John L. Schroeder (68) ....................   Retired; Trustee of the TCW/DW Funds; Director
Trustee                                       or Trustee of the Morgan Stanley Dean Witter
c/o Gordon Altman Butowsky                    Funds; Trustee of Discover Brokerage Index Series;
Weitzen Shalov & Wein                         Director of Citizens Utilities Company; formerly
Counsel to the Independent Trustees           Executive Vice President and Chief Investment
114 West 47th Street                          Officer of the Home Insurance Company (August,
New York, New York                            1991-September, 1995).
Marc I. Stern* (54) .......................   President and Director, TCW; Chairman and
Trustee                                       Director of the Adviser; Vice Chairman and Director
865 South Figueroa Street                     of TCW Asset Management Company; Executive
Los Angeles, California                       Vice President and Director of Trust Company of
                                              the West; Chairman and Director of the TCW
                                              Galileo Funds, Inc.; Trustee of the TCW/DW Funds;
                                              formerly President and Director of SunAmerica,
                                              Inc. (financial services company) (1988-1990);
                                              Director of Qualcomm, Incorporated (wireless
                                              communications); director or trustee of various
                                              not-for-profit organizations.
Barry Fink (44) ...........................   Senior Vice President (since March, 1997),
Vice President,                               Secretary and General Counsel (since February,
Secretary and General Counsel                 1997) and Director (since July, 1998) of the
Two World Trade Center                        Manager and MSDW Advisors; Senior Vice
New York, New York                            President (since March, 1997) and Assistant
                                              Secretary and Assistant General Counsel (since
                                              February, 1997) of the Distributor; Assistant
                                              Secretary of Dean Witter Reynolds (since August,
                                              1996); Vice President, Secretary and General
                                              Counsel of the TCW/DW Funds and the Morgan
                                              Stanley Dean Witter Funds (since February, 1997);
                                              Vice President, Secretary and General Counsel of
                                              Discover Brokerage Index Series; previously First
                                              Vice President (June, 1993-February, 1997), Vice
                                              President and Assistant Secretary and Assistant
                                              General Counsel of the Manager and MSDW
                                              Advisors and Assistant Secretary of the TCW/DW
                                              Funds and the Morgan Stanley Dean Witter Funds.
Douglas S. Foreman (41) ...................   Managing Director of the Adviser, Trust Company
Vice President                                of the West and TCW Asset Management Company
865 South Figueroa Street                     (since May, 1994); previously portfolio manager
Los Angeles, California                       with Putnam Investments.
Christopher J. Ainley (40) ................   Managing Director of the Adviser, Trust Company
Vice President                                of the West and TCW Asset Management Company
865 South Figueroa Street                     (since February, 1996); formerly Senior Vice
Los Angeles, California                       President of the Adviser, Trust Company of the
                                              West and TCW Asset Management Company (May,
                                              1994-February, 1996); previously portfolio manager
                                              with Putnam Investments.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Manager and MSDW Advisors; Treasurer of the
Two World Trade Center                        TCW/DW Funds, the Morgan Stanley Dean Witter
New York, New York                            Funds and Discover Brokerage Index Series.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.



     In addition, Mitchell M. Merin, President and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Manager and MSDW Advisors, Chairman and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of Dean Witter Reynolds, and Director of various MSDW subsidiaries, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Manager and MSDW Advisors and Robert S. Giambrone, Senior Vice President of the Manager, MSDW Advisors, the Distributor and the Transfer Agent and Director of the Transfer Agent are Vice Presidents of the Fund.

     In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. Mclnnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Manager and MSDW Advisors, and Todd Lebo, Vice President and Assistant General Counsel of the Manager and MSDW Advisors, are Assistant Secretaries of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, two of the Trustees, including one Independent Trustee, serve as members of the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR TCW/DW FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $2,800 plus a per meeting fee of $200 for meetings of the Board of Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager, the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1998.


                               FUND COMPENSATION



                                     AGGREGATE
                                   COMPENSATION
  NAME OF INDEPENDENT TRUSTEE      FROM THE FUND
-------------------------------   --------------
John C. Argue .................       $5,656
John R. Haire .................        7,106
Dr. Manuel H. Johnson .........        5,456
Michael E. Nugent .............        5,456
John L. Schroeder .............        5,656


     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 11 TCW/DW Funds that were in operation at December 31, 1998, and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 85 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998; and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Morgan Stanley Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Morgan Stanley Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible

Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Advisor to those investment companies. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds.




   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS




                                                                  FOR SERVICE
                               FOR SERVICE                        AS CHAIRMAN                             TOTAL CASH
                               AS DIRECTOR                      OF INDEPENDENT         FOR SERVICE       COMPENSATION
                               OR TRUSTEE      FOR SERVICE    DIRECTORS/TRUSTEES       AS CHAIRMAN       FOR SERVICES
                              AND COMMITTEE     AS TRUSTEE         AND AUDIT         OF INDEPENDENT         TO 85
                              MEMBER OF 85    AND COMMITTEE      COMMITTEES OF     DIRECTORS/TRUSTEES   MORGAN STANLEY
                             MORGAN STANLEY    MEMBER OF 11        85 MORGAN            AND AUDIT        DEAN WITTER
NAME OF                        DEAN WITTER        TCW/DW         STANLEY DEAN       COMMITTEES OF 11     FUNDS AND 11
INDEPENDENT TRUSTEE               FUNDS           FUNDS          WITTER FUNDS         TCW/DW FUNDS       TCW/DW FUNDS
--------------------------- ---------------- --------------- -------------------- -------------------- ---------------
John C. Argue .............           --         $62,331                 --                   --           $ 62,331
John R. Haire .............     $136,450          66,931           $101,338              $14,725            319,444
Dr. Manuel H. Johnson            128,400          62,331                 --                   --            190,731
Michael E. Nugent .........      132,450          62,131                 --                   --            194,581
John L. Schroeder .........      132,450          64,731                 --                   --            197,181


     As of the date of this Statement of Additional Information, 56 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 55 Morgan Stanley Dean Witter Funds for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.



----------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS




                                   FOR ALL ADOPTING FUNDS
                              ---------------------------------
                                 ESTIMATED
                                  CREDITED
                                   YEARS           ESTIMATED       RETIREMENT BENEFITS          ESTIMATED ANNUAL
                               OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES     BENEFITS UPON RETIREMENT(2)
NAME OF                          RETIREMENT         ELIGIBLE              BY ALL                    FROM ALL
INDEPENDENT TRUSTEE             (MAXIMUM 10)      COMPENSATION        ADOPTING FUNDS             ADOPTING FUNDS
---------------------------   ---------------   ---------------   ---------------------   ----------------------------
John R. Haire .............         10                60.44%           $  (12,211)(3)               $134,705
Dr. Manuel H. Johnson               10                60.44                14,047                     52,250
Michael E. Nugent .........         10                60.44                25,336                     52,250
John L. Schroeder .........          8                50.37                45,117                     44,343


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 on page 15.


(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     The following persons owned 5% or more of the Class A Shares of the Fund as of March 1, 1999: Reed A. Larson and Joyce A. Larson JT WROS, N7766 Hwy 26, Watertown, WI 53094-9440 -- 10.690%; Blush & Co., P.O. Box 976, New York, NY 10268-0976 -- 7.983%; The following persons owned 5% or more of the Class C Shares of the Fund as of March 1, 1999: Adam J. Gilburne, 5104 Greystone Way, Birmingham, AL 35242-7200 -- 7.170%; The following persons owned 5% or more of the Class D Shares of the Fund as of March 1, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, Two World Trade Center, 73rd Floor, New York, NY 10048-0203 -- 99.871%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. MANAGEMENT, INVESTMENT ADVICE AND OTHER SERVICES
--------------------------------------------------------------------------------

A. MANAGER


     The Manager to the Fund is Morgan Stanley Dean Witter Services Company, a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation. Morgan Stanley Dean Witter Advisors is a wholly-owned subsidiary of Morgan Stanley, Dean Witter & Co. ("MSDW"), a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to a Management Agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. The Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended November 30, 1996, 1997 and 1998, the Manager accrued total compensation under the Management Agreement in the amounts of $793,626, $1,081,715 and $1,085,682, respectively.


B. THE ADVISER

     The Adviser to the Fund is TCW Funds Management, Inc., a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended November 30, 1996, 1997 and 1998, the Adviser accrued total compensation under the Advisory Agreement in the amounts of $529,084, $721,143 and $723,788, respectively.

     Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.


C. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected Dealer Agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


D. SERVICES PROVIDED BY THE MANAGER, THE ADVISER AND FUND EXPENSES PAID BY THIRD PARTIES

     Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.


     Under the terms of the Advisory Agreement, the Adviser invests the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.


     The Advisory Agreement provides that it will continue from year to year, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.


     Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


E. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.


F. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                               1998                       1997                         1996
                     ------------------------   ------------------------   ----------------------------
Class A ..........    FSCs:(1)     $ 15,552     FSCs:(1)     $  3,000      FSCs:             N/A(2)
                     CDSCs:        $      0     CDSCs:       $      0      CDSCs:            N/A(2)
Class B ..........   CDSCs:        $679,862     CDSCs:       $946,000      CDSCs:     $  280,000(3)
Class C ..........   CDSCs:        $    372     CDSCs:       $      0      CDSCs:            N/A(2)


----------

(1) FSCs apply to Class A only.

(2) This Class commenced operations on July 28, 1997.

(3) For the period February 27, 1996 (commencement of operations) through November 30, 1996.




     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November 30, 1998, of $1,616,961. This amount is equal to 0.90% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended November 30, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,092 and $2,906, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), MSDW Advisors compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.


     With respect to Class D shares other than shares held by participants in MSDW Advisor's mutual fund asset allocation program, MSDW Advisors compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in MSDW Advisor's mutual fund asset allocation program).


     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 1998 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $15,417,031 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 10.70% ($1,650,179)--advertising and promotional expenses; (ii) 0.72% ($111,402)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 88.58% ($13,655,450)--other expenses, including the gross sales credit and the carrying charge, of which 8.49% ($1,158,906) represents carrying charges, 37.43% ($5,111,086) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.08% ($7,385,458) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal year ended November 30, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $8,805,273 as of November 30, 1998 (the end of the Fund's fiscal year), which was equal to 4.15% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $3,174 in the case of Class C at December 31, 1998

(the end of the calendar year), which amount was equal to 0.29% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Manager, Dean Witter Reynolds, MSDW Advisors or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

G. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the period February 27, 1996 (commencement of operations) through November 30, 1996, and for the fiscal years ended November 30, 1997 and 1998, the Fund paid a total of $197,506, $170,759 and $88,027, respectively, in brokerage commissions.


B. COMMISSIONS

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended November 30, 1997 and 1998 there were no brokerage fees paid to Dean Witter Reynolds. During the period June 1 through November 30, 1997 and during the fiscal year ended November 30, 1998, the Fund paid a total of $1,235 and $645, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended November 30, 1998, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.73% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.93% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Adviser currently serves as investment advisor to a number of clients, including other investment companies, and may in the future act as investment advisor to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Adviser utilizes a pro rata allocation process based on the size of the funds involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 1998, the Fund paid $87,382 in brokerage commissions in connection with transactions in the aggregate amount of $45,585,903 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS

     During the fiscal year ended November 30, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES
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     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES



     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.


     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously TCW/DW Multi-Class Fund, any shares of TCW/DW North American Government Income Trust or any shares of five Morgan Stanley Dean Witter money market funds and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

EXCHANGING SHARES OF CLASSES WITH A CDSC

     When exchanging shares of a Class of the Fund that imposes a CDSC, shares that are not subject to a CDSC because they were (i) purchased more than one year ago (for Class A and Class C) or six years ago (for Class B) or (ii) acquired through reinvestment of dividends or distributions (all such shares referred to as "Free Shares") will be exchanged first. After exchanging such Free Shares the shares subject to a CDSC that were held the longest will be exchanged next. Shares purchased during the same month are deemed to be held for the same length of time. (For shares held for the same length of time but subject to different CDSC rates, the shares with the lower CDSC rate will be exchanged first.) When exchanging shares subject to a CDSC, you should know that the CDSC rate will be calculated on such exchanged shares based on the lesser of: (a) the purchase price of those shares; or (b) their current net asset value at the time of the exchange. Accordingly, any appreciation in value on such exchanged shares are not subject to a CDSC. When exchanging a portion of shares deemed to be held for the same length of time, shares representing any appreciation in value (and therefore, such shares will not be subject to any CDSC) will be exchanged first.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services--F. Rule 12b-1 Plan."


     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of any other continuously offered TCW/DW Multi-Class Fund, TCW/DW North American Government Income Trust or five money market funds for which Morgan Stanley Dean Witter Advisors Inc. serves as investment manager are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
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     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans".

XI. CALCULATION OF PERFORMANCE DATA
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     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 were 37.49% and 16.29%, respectively. The average annual total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 35.85% and 25.92%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 41.27% and 30.14%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 (inception of the Class) through November 30, 1998 were 43.80% and 31.46%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 through November 30, 1998 were 42.49% and 17.12%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.38% and 31.08%, respectively, the average annual total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 42.27% and 30.14%, respectively, and the average annual total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.80% and 31.46%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year period ended November 30, 1998 and the date of inception through November 30, 1998 were 42.49% and 54.60%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.38% and 43.78%, respectively, the total returns of Class C for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 42.27% and 42.40%, respectively, and the total returns of Class D for the fiscal year ended November 30, 1998 and for the period July 28, 1997 through November 30, 1998 were 43.80% and 44.33%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date

(expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at November 30, 1998:



                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE       $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   7/28/97      $13,623     $69,014     $139,467
Class B .........   2/27/96       15,460      77,300      154,600
Class C .........   7/28/97       14,240      71,200      142,400
Class D .........   7/28/97       14,333      72,165      144,330


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1998 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998





    NUMBER OF
      SHARES                                                       VALUE
-----------------                                              -------------
                    COMMON STOCKS (98.4%)
                    Accident & Health Insurance (2.0%)
  78,200            Hartford Life, Inc. (Class A) ..........   $  4,286,337
                                                               ------------
                    Advertising (3.2%)
253,712             Outdoor Systems, Inc.* .................      6,850,224
                                                               ------------
                    Biotechnology (1.2%)
 34,400             Biogen, Inc.* ..........................      2,610,100
                                                               ------------
                    Books/Magazine (0.3%)
 39,000             Playboy Enterprises, Inc.
                    (Class B)* .............................        602,062
                                                               ------------
                    Broadcast Media (9.9%)
152,000             Cablevision Systems Corp.
                    (Class A)* .............................      6,289,000
171,800             Clear Channel Communications,
                    Inc.* ..................................      8,031,650
130,000             TCA Cable TV, Inc. .....................      3,705,000
119,600             Westwood One, Inc.* ....................      3,139,500
                                                               ------------
                                                                 21,165,150
                                                               ------------
                    Cable & Telecommunications (2.9%)
 82,900             Global Crossing Ltd.* ..................      3,139,837
114,100             MetroNet Communications Corp.
                    (Class B) (Canada)* ....................      3,016,519
                                                               ------------
                                                                  6,156,356
                                                               ------------
                    Casino/Gambling (1.0%)
139,800             Mirage Resorts, Inc.* ..................      2,079,525
                                                               ------------
                    Computer Software (1.8%)
149,400             Cerner Corp.* ..........................      3,921,750
                                                               ------------
                    Computer Software
                    & Services (8.6%)
 55,200             Documentum, Inc.* ......................      2,318,400
178,300             FORE Systems, Inc.* ....................      2,696,787
106,200             National Techteam, Inc.* ...............        716,850
 56,300             Rational Software Corp.* ...............      1,277,306
333,600             Siebel Systems, Inc.* ..................      8,048,100
 86,400             VeriSign, Inc.* ........................      3,434,400
                                                               ------------
                                                                 18,491,843
                                                               ------------
                    Diversified Commercial
                    Services (10.7%)
 68,287             Apollo Group, Inc. (Class A)* ..........      2,202,256
121,250             Paychex, Inc. ..........................      6,032,187
133,800             Robert Half International, Inc.* .......      6,288,600
275,500             Romac International, Inc.* .............      3,839,781
209,700             Whittman-Hart, Inc.* ...................      4,613,400
                                                               ------------
                                                                 22,976,224
                                                               ------------
                    Diversified Financial Services (1.6%)
 93,000             Price (T. Rowe) Associates, Inc. .......      3,324,750
                                                               ------------


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                              ------------
                    Electronic Components (2.5%)
103,300             Xilinx, Inc.* ..........................   $  5,242,475
                                                               ------------
                    Electronics - Semiconductors/
                    Components (5.8%)
 87,800             Altera Corp.* ..........................      4,307,688
147,600             Maxim Integrated Products, Inc.*........      5,793,300
 66,600             Microchip Technology, Inc.* ............      2,318,513
                                                               ------------
                                                                 12,419,501
                                                               ------------
                    Hospital/Nursing Management (2.3%)
230,287             Health Management Associates,
                    Inc. (Class A)* ........................      4,994,349
                                                               ------------
                    Household Furnishings &
                    Appliances (1.6%)
123,900             Restoration Hardware, Inc.* ............      3,407,250
                                                               ------------
                    Internet (26.8%)
 72,100             Amazon.com, Inc.* ......................     13,843,200
104,800             At Home Corp. (Series A)* ..............      6,091,500
 53,300             Broadcast.com Inc.* ....................      3,517,800
141,200             E*TRADE Group, Inc.* ...................      3,812,400
 56,500             eBay Inc.* .............................     11,158,750
  3,200             GeoCities* .............................         96,200
 97,500             Yahoo! Inc.* ...........................     18,713,906
                                                               ------------
                                                                 57,233,756
                                                               ------------
                    Life Insurance (0.5%)
 32,300             MONY Group Inc.* .......................        999,281
                                                               ------------
                    Medical Specialties (1.3%)
151,300             Safeskin Corp.* ........................      2,865,244
                                                               ------------
                    Oil & Gas Drilling (0.9%)
174,700             Precision Drilling Corp. (Canada)*......      1,888,944
                                                               ------------
                    Real Estate (0.4%)
 48,000             CB Richard Ellis Services, Inc.* .......        852,000
                                                               ------------
                    Retail - Specialty (9.7%)
155,600             Bed Bath & Beyond, Inc.* ...............      4,852,775
141,200             Best Buy Co., Inc.* ....................      8,136,650
140,300             Corporate Express, Inc.* ...............        806,725
167,500             Just For Feet, Inc.* ...................      3,789,688
358,200             PetSmart, Inc.* ........................      3,067,088
                                                               ------------
                                                                 20,652,926
                                                               ------------
                    Retail - Specialty Apparel (1.2%)
104,800             Talbot's, Inc. (The) ...................      2,672,400
                                                               ------------
                    Wireless Communication (2.2%)
207,300             American Tower Corp. (Class A)*.........      4,793,813
                                                               ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $123,840,678)..........    210,486,260
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1998, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                 VALUE
-----------                                            -------------
              SHORT-TERM INVESTMENT (1.6%)
              REPURCHASE AGREEMENT
$   3,398     The Bank of New York 4.625%
              due 12/01/98 (dated 11/30/98;
              proceeds $3,398,551) (a)
              (Identified Cost $3,398,114)..........   $   3,398,114
                                                       -------------


TOTAL INVESTMENTS
(Identified Cost $127,238,792) (b).....       100.0%      213,884,374
LIABILITIES IN EXCESS OF OTHER
ASSETS ................................       ( 0.0)           (7,569)
                                              -----       -----------
NET ASSETS ............................       100.0%     $213,876,805
                                              =====      ============

--------------------------------
 *          Non-income producing security.
(a) Collateralized by $1,052,812 Student Loan Marketing Assoc. 5.057% due 12/17/98 valued at $1,052,580; $1,740,000 U.S. Treasury Note
            4.00% due 10/31/00 valued at $1,726,623 and $655,872 U.S. Treasury
            Note 6.25% due 10/31/01 valued at $687,554.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $95,811,768 and the aggregate gross unrealized depreciation is $9,166,186, resulting in net unrealized appreciation of $86,645,582.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998

ASSETS :
Investments in securities, at value
  (identified cost $127,238,792)..................................  $213,884,374
Receivable for:
   Investments sold ..............................................       325,774
   Shares of beneficial interest sold ............................       185,611
   Dividends .....................................................        18,566
Deferred organizational expenses .................................        74,115
Prepaid expenses .................................................        40,983
                                                                    ------------
   TOTAL ASSETS ..................................................   214,529,423
                                                                    ------------
LIABILITIES :
Payable for:
   Shares of beneficial interest repurchased .....................       271,355
   Plan of distribution fee ......................................       140,902
   Management fee ................................................       102,036
   Investment advisory fee .......................................        68,024
   Investments purchased .........................................        24,750
Accrued expenses .................................................        45,551
                                                                    ------------
   TOTAL LIABILITIES .............................................       652,618
                                                                    ------------
   NET ASSETS ....................................................  $213,876,805
                                                                    ============
COMPOSITION OF NET ASSETS :
Paid-in-capital ..................................................  $130,533,669
Net unrealized appreciation ......................................    86,645,582
Accumulated net realized loss ....................................    (3,302,446)
                                                                    ------------
   NET ASSETS ....................................................  $213,876,805
                                                                    ============
CLASS A SHARES :
Net Assets .......................................................  $  1,107,296
Shares Outstanding (unlimited authorized, $.01 par value).........        70,981
   NET ASSET VALUE PER SHARE .....................................  $      15.60
                                                                    ============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) .............  $      16.46
                                                                    ============
CLASS B SHARES :
Net Assets .......................................................  $212,042,718
Shares Outstanding (unlimited authorized, $.01 par value).........    13,717,791
   NET ASSET VALUE PER SHARE .....................................  $      15.46
                                                                    ============
CLASS C SHARES :
Net Assets .......................................................  $    712,341
Shares Outstanding (unlimited authorized, $.01 par value).........        46,118
   NET ASSET VALUE PER SHARE .....................................  $      15.45
                                                                    ============
CLASS D SHARES :
Net Assets .......................................................  $     14,450
Shares Outstanding (unlimited authorized, $.01 par value).........           923
   NET ASSET VALUE PER SHARE .....................................  $      15.66
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1998

NET INVESTMENT LOSS :
INCOME
Dividends .........................................  $    176,224
Interest ..........................................       102,687
                                                     ------------
   TOTAL INCOME ...................................       278,911
                                                     ------------
EXPENSES
Plan of distribution fee (Class A shares) .........         1,092
Plan of distribution fee (Class B shares) .........     1,616,961
Plan of distribution fee (Class C shares) .........         2,906
Management fee ....................................     1,085,682
Investment advisory fee ...........................       723,788
Transfer agent fees and expenses ..................       242,766
Registration fees .................................        84,733
Shareholder reports and notices ...................        59,459
Professional fees .................................        51,628
Organizational expenses ...........................        33,032
Custodian fees ....................................        32,366
Trustees' fees and expenses .......................        31,640
Other .............................................        11,845
                                                     ------------
   TOTAL EXPENSES .................................     3,977,898
                                                     ------------
   NET INVESTMENT LOSS ............................    (3,698,987)
                                                     ------------
NET REALIZED AND UNREALIZED GAIN :
Net realized gain .................................    31,236,102
Net change in unrealized appreciation .............    37,809,903
                                                     ------------
   NET GAIN .......................................    69,046,005
                                                     ------------
NET INCREASE ......................................  $ 65,347,018
                                                     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                           FOR THE YEAR        FOR THE YEAR
                                                              ENDED               ENDED
                                                        NOVEMBER 30, 1998   NOVEMBER 30, 1997*
                                                       ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment loss ..................................    $  (3,698,987)      $  (3,891,233)
Net realized gain (loss) .............................       31,236,102         (22,962,571)
Net change in unrealized appreciation ................       37,809,903          23,258,457
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       65,347,018          (3,595,347)
Net decrease from transactions in shares of beneficial
  interest ...........................................      (26,033,572)        (27,115,386)
                                                          -------------       -------------
   NET INCREASE (DECREASE) ...........................       39,313,446         (30,710,733)
NET ASSETS :
Beginning of period ..................................      174,563,359         205,274,092
                                                          -------------       -------------
  END OF PERIOD ......................................    $ 213,876,805       $ 174,563,359
                                                          =============       =============


---------------------
* Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Mid-Cap Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:



A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.



F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. INVESTMENT ADVISORY AGREEMENT


Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund who are employees of the Adviser.



4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued


provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,805,273 at November 30, 1998.


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.


The Distributor has informed the Fund that for the year ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $679,862 and $372, respectively and received $15,552 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1998 aggregated $92,856,026 and $125,265,184, respectively.

For the year ended November 30, 1998, the Fund incurred brokerage commissions of $645 with Morgan Stanley & Co., Inc., an affliate of the Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At November 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                               FOR THE YEAR                         FOR THE YEAR
                                                  ENDED                                ENDED
                                            NOVEMBER 30, 1998                    NOVEMBER 30, 1997*
                                    ----------------------------------   ----------------------------------
                                         SHARES            AMOUNT             SHARES            AMOUNT
                                    ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ............................          70,760      $     975,219             6,748      $      74,233
Repurchased .....................          (5,127)           (68,294)           (1,400)           (15,778)
                                           ------      -------------            ------      -------------
Net increase -- Class A .........          65,633            906,925             5,348             58,455
                                           ------      -------------            ------      -------------
CLASS B SHARES
Sold ............................       2,515,413         32,751,132         2,893,121         29,335,443
Repurchased .....................      (4,871,632)       (60,224,693)       (5,621,922)       (56,605,744)
                                       ----------      -------------        ----------      -------------
Net decrease -- Class B .........      (2,356,219)       (27,473,561)       (2,728,801)       (27,270,301)
                                       ----------      -------------        ----------      -------------
CLASS C SHARES
Sold ............................          41,665            574,086             7,669             86,447
Repurchased .....................          (3,216)           (41,022)               --                 --
                                       ----------      -------------        ----------      -------------
Net increase -- Class C .........          38,449            533,064             7,669             86,447
                                       ----------      -------------        ----------      -------------
CLASS D SHARES
Sold ............................              --                 --               923             10,013
                                       ----------      -------------        ----------      -------------
Net decrease in Fund ............      (2,252,137)     $ (26,033,572)       (2,714,861)     $ (27,115,386)
                                       ==========      =============        ==========      =============

---------------
* For Class A, C and D, for the period July 28, 1997 (issue date) through November 30, 1997.

TCW/DW MID-CAP EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1998, continued

7. FEDERAL INCOME TAX STATUS


During the year ended November 30, 1998, the Fund utilized its net capital loss carryover of approximately $34,462,000.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,106,000 during fiscal 1998.

As of November 30, 1998, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $3,698,987.

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:




                                                                                                                FOR THE PERIOD
                                                                FOR THE YEAR             FOR THE YEAR         FEBRUARY 27, 1996*
                                                                   ENDED                    ENDED                  THROUGH
                                                            NOVEMBER 30, 1998++     NOVEMBER 30, 1997**++     NOVEMBER 30, 1996
                                                           ---------------------   -----------------------   -------------------
CLASS B SHARES
SELECTED PER SHARE DATA
Net asset value, beginning of period ...................          $    10.85            $    10.92                  $    10.00
                                                                  ----------            ----------                  ----------
Income (loss) from investment operations:
 Net investment loss ...................................              (0.26)                (0.22)                      (0.13)
 Net realized and unrealized gain ......................               4.87                  0.15                        1.05
                                                                  ----------            ----------                  ----------
Total income (loss) from investment operations .........               4.61                 (0.07)                       0.92
                                                                  ----------            ----------                  ----------
Net asset value, end of period .........................          $    15.46            $    10.85                  $    10.92
                                                                  ==========            ==========                  ==========
TOTAL RETURN+ ..........................................               42.49 %               (0.64)%                      9.20 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ...............................................                2.20 %(3)             2.29 %                      2.28 %(2)
Net investment loss ....................................               (2.05)%(3)            (2.16)%                     (1.79)%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ................            $212,043              $174,412                    $205,274
Portfolio turnover rate ................................                  52 %                  49 %                        25 %(1)


-------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued



                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                           ENDED                THROUGH
                                                     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                    -------------------   ------------------
CLASS A SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.88               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................         (0.18)                (0.06)
 Net realized and unrealized gain ...............          4.90                  0.09
                                                         -------               -------
Total income from investment operations .........          4.72                  0.03
                                                         -------               -------
Net asset value, end of period ..................        $ 15.60               $ 10.88
                                                         =======               =======
TOTAL RETURN+ ...................................          43.38 %                0.28 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................           1.55 %(3)             1.55 %(2)
Net investment loss .............................          (1.40)%(3)            (1.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........         $1,107               $    58
Portfolio turnover rate .........................             52 %                  49 %
CLASS C SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.85               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................          (0.28)                (0.08)
 Net realized and unrealized gain ...............           4.88                  0.08
                                                         -------               -------
Total income from investment operations .........           4.60                   --
                                                         -------               -------
Net asset value, end of period ..................        $ 15.45               $ 10.85
                                                         =======               =======
TOTAL RETURN+ ...................................          42.27 %                0.09 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ........................................           2.30 %(3)             2.32 %(2)
Net investment loss .............................          (2.15)%(3)            (2.22)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........           $712                   $83
Portfolio turnover rate .........................             52 %                  49 %

--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued



                                                                            FOR THE PERIOD
                                                        FOR THE YEAR        JULY 28, 1997*
                                                           ENDED                THROUGH
                                                     NOVEMBER 30, 1998     NOVEMBER 30, 1997
                                                    -------------------   ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA
Net asset value, beginning of period ............        $ 10.89               $ 10.85
                                                         -------               -------
Income from investment operations:
 Net investment loss ............................         (0.15)                (0.05)
 Net realized and unrealized gain ...............          4.92                  0.09
                                                         -------               -------
Total income from investment operations .........          4.77                  0.04
                                                         -------               -------
Net asset value, end of period ..................        $ 15.66               $ 10.89
                                                         =======               =======
TOTAL RETURN+ ...................................          43.80 %               0.37 %(1)
RATIOS TO AVERAGE NET ASSETS :
Expenses ........................................           1.30 %(3)             1.30 %(2)
Net investment loss .............................          (1.15)%(3)            (1.19)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........            $15                   $10
Portfolio turnover rate .........................             52 %                  49 %


--------------
 *     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW MID-CAP EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW MID-CAP EQUITY TRUST


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Mid-Cap Equity Trust (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 8, 1999

STATEMENT OF ADDITIONAL INFORMATION
JULY 29, 1998

                                                     MORGAN STANLEY
                                                     DEAN WITTER
                                                     MID-CAP GROWTH
                                                     FUND
-----------------------------------------------------------------------------

   Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term capital growth. The Fund invests principally in equity securities of "mid-cap" companies. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated July 29, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Morgan Stanley Dean Witter Mid-Cap Growth Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management..............    3
Trustees and Officers....................    7
Investment Practices and Policies .......   13
Investment Restrictions..................   26
Portfolio Transactions and Brokerage ....   27
The Distributor..........................   29
Determination of Net Asset Value ........   33
Purchase of Fund Shares..................   33
Shareholder Services.....................   36
Redemptions and Repurchases..............   41
Dividends, Distributions and Taxes ......   42
Performance Information..................   44
Description of Shares of the Fund .......   45
Custodian and Transfer Agent ............   45
Independent Accountants..................   46
Reports to Shareholders..................   46
Legal Counsel............................   46
Experts .................................   46
Registration Statement...................   46
Financial Statements--May 31, 1998 ......   47
Report of Independent Accountants .......   61

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND


   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 25, 1994 under the name Dean Witter Mid-Cap Growth Fund. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Mid-Cap Growth Fund.


THE INVESTMENT MANAGER


   Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":



 OPEN-END FUNDS
    1   Active Assets California Tax-Free Trust
    2   Active Assets Government Securities Trust
    3   Active Assets Money Trust
    4   Active Assets Tax-Free Trust
    5   Morgan Stanley Dean Witter American Value Fund
    6   Morgan Stanley Dean Witter Balanced Growth Fund
    7   Morgan Stanley Dean Witter Balanced Income Fund
    8   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
    9   Morgan Stanley Dean Witter California Tax-Free Income Fund
   10   Morgan Stanley Dean Witter Capital Appreciation Fund
   11   Morgan Stanley Dean Witter Capital Growth Securities
   12   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas" Portfolio
   13   Morgan Stanley Dean Witter Convertible Securities Trust
   14   Morgan Stanley Dean Witter Developing Growth Securities Trust
   15   Morgan Stanley Dean Witter Diversified Income Trust
   16   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
   17   Morgan Stanley Dean Witter Equity Fund
   18   Morgan Stanley Dean Witter European Growth Fund Inc.
   19   Morgan Stanley Dean Witter Federal Securities Trust
   20   Morgan Stanley Dean Witter Financial Services Trust
   21   Morgan Stanley Dean Witter Fund of Funds
   22   Dean Witter Global Asset Allocation Fund
   23   Morgan Stanley Dean Witter Global Dividend Growth Securities
   24   Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
   25   Morgan Stanley Dean Witter Global Utilities Fund
   26   Morgan Stanley Dean Witter Growth Fund
   27   Morgan Stanley Dean Witter Hawaii Municipal Trust
   28   Morgan Stanley Dean Witter Health Sciences Trust
   29   Morgan Stanley Dean Witter High Yield Securities Inc.

                                       3

   30   Morgan Stanley Dean Witter Income Builder Fund
   31   Morgan Stanley Dean Witter Information Fund
   32   Morgan Stanley Dean Witter Intermediate Income Securities
   33   Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
   34   Morgan Stanley Dean Witter International SmallCap Fund
   35   Morgan Stanley Dean Witter Japan Fund
   36   Morgan Stanley Dean Witter Limited Term Municipal Trust
   37   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
   38   Morgan Stanley Dean Witter Market Leader Trust
   39   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
   40   Morgan Stanley Dean Witter Mid-Cap Growth Fund
   41   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
   42   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
   43   Morgan Stanley Dean Witter New York Municipal Money Market Trust
   44   Morgan Stanley Dean Witter New York Tax-Free Income Fund
   45   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
   46   Morgan Stanley Dean Witter Precious Metals and Minerals Trust
   47   Dean Witter Retirement Series
   48   Morgan Stanley Dean Witter Select Dimensions Investment Series
   49   Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
   50   Morgan Stanley Dean Witter Short-Term Bond Fund
   51   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
   52   Morgan Stanley Dean Witter Special Value Fund
   53   Morgan Stanley Dean Witter S&P 500 Index Fund
   54   Morgan Stanley Dean Witter Strategist Fund
   55   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
   56   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
   57   Morgan Stanley Dean Witter U.S. Government Money Market Trust
   58   Morgan Stanley Dean Witter U.S. Government Securities Trust
   59   Morgan Stanley Dean Witter Utilities Fund
   60   Morgan Stanley Dean Witter Value-Added Market Series
   61   Morgan Stanley Dean Witter Variable Investment Series
   62   Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS
    1   InterCapital California Insured Municipal Income Trust
    2   InterCapital California Quality Municipal Securities
    3   Dean Witter Government Income Trust
    4   High Income Advantage Trust
    5   High Income Advantage Trust II
    6   High Income Advantage Trust III
    7   InterCapital Income Securities Inc.
    8   InterCapital Insured California Municipal Securities
    9   InterCapital Insured Municipal Bond Trust
   10   InterCapital Insured Municipal Income Trust
   11   InterCapital Insured Municipal Securities
   12   InterCapital Insured Municipal Trust
   13   Municipal Income Opportunities Trust
   14   Municipal Income Opportunities Trust II
   15   Municipal Income Opportunities Trust III
   16   Municipal Income Trust


                                       4

   17   Municipal Income Trust II
   18   Municipal Income Trust III
   19   Municipal Premium Income Trust
   20   InterCapital New York Quality Municipal Securities
   21   Morgan Stanley Dean Witter Prime Income Trust
   22   InterCapital Quality Municipal Income Trust
   23   InterCapital Quality Municipal Investment Trust
   24   InterCapital Quality Municipal Securities



   In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):



 OPEN-END FUNDS
   1   TCW/DW Emerging Markets Opportunities Trust
   2   TCW/DW Global Telecom Trust
   3   TCW/DW Income and Growth Fund
   4   TCW/DW Latin American Growth Fund
   5   TCW/DW Mid-Cap Equity Trust
   6   TCW/DW North American Government Income Trust
   7   TCW/DW Small Cap Growth Fund
   8   TCW/DW Total Return Trust
CLOSED-END FUNDS
   1   TCW/DW Term Trust 2000
   2   TCW/DW Term Trust 2002
   3   TCW/DW Term Trust 2003



   MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and (iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to provide its administrative services under the Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Morgan Stanley Dean Witter Distributiors Inc., the Distributor of the Fund's shares ("MSDW Distributors" or "the Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.75% of the portion of daily net assets not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended May 31, 1996, 1997 and 1998, the Fund accrued to the Investment Manager total compensation of $1,468,816, $2,644,558 and $4,285,550, respectively.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager paid the organizational expenses of the Fund, approximately $156,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses. Such expenses have been deferred and are being amortized by the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Agreement was initially approved by the Trustees of the Fund on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on July 14, 1994 and by MSDW Advisors as the then sole shareholder on July 15, 1994, as such agreement had been amended by the Board of Trustees at their meeting held on April 24, 1997 to provide a breakpoint in the management fee that reduced the compensation received by the Investment Manager under the agreement on assets exceeding $500 million. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


   The following owned 5% or more of the outstanding shares of Class A on July 7, 1998: MSDW Trust TTEE Art Soune Inc. 401(k) Plan, P.O. Box 957, Jersey City, NJ 07311; Beatus Pension Trust U/A dtd 3/1/71 B.L. Beatus MD TTEE, 55 Humphreys Center, Suite 300, Memphis, TN 38120; DWR Cust. for Michael F. Gentile IRA STD/Rollover dtd 10/1/93, 4708 Johnson Avenue, Western Springs, IL 60558; and MSDW Trust, Trustee, Del Campo Baking Company Inc. Salary Reduction Profit Sharing Plan, P.O. Box 957, Jersey City, NJ 07303. The following owned 5% or more of the outstanding shares of Class D on July 7, 1998: Carrington Williams, 3543 Half Moon Circle, Falls Church, VA 22044; Dale R. Anderson, M.D. and Jeanette G. Anderson TTEES Dale R. Anderson, M.D. Retirement Trust 6/25/90, 1401 Tompkins, Rapid City, SD 57701; DWR Cust. for Charles E. Steinberg IRA SEP Dated 3/3/88, 215 South Federal Highway #101, Stuart, FL 34994; Meyer Gallery of New Mexico Inc., 225 Canyon Road, Santa Fe, NM 87501; DWR Cust. for Marion Pluymers IRA Std. Rollover 1/8/82, 19 Wexford Drive, Mendham, NJ 07945; MSDW Advisors Inc., Attn.: Maurice Bendrihem, Two World Trade Center, 73rd Floor, New York, NY 10048; and Robert
S. Nycum, 77 Blackburn Place, Summit NJ 07901.

   The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use, or at any time permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.


TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds, are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (57)..........................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Morgan Stanley Dean Witter Funds; formerly
7887 N. Federal Highway                       President and Chief Executive Officer of Hills
Boca Raton, Florida                           Department Stores (May, 1991-July, 1995); formerly
                                              variously Chairman, Chief Executive Officer, President
                                              and Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.; Director of
                                              Eaglemark Financial Services, Inc. and Weirton Steel
                                              Corporation.

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Charles A. Fiumefreddo* (65) ................ Chairman, Director or Trustee, President and Chief
Chairman, President,                          Executive Officer of the Morgan Stanley Dean Witter
Chief Executive Officer and Trustee           Funds; Chairman, Chief Executive Officer and Trustee of
Two World Trade Center                        the TCW/DW Funds; formerly Chairman, Chief Executive
New York, New York                            Officer and Director of MSDW Advisors, MSDW Distributors
                                              and MSDW Services, Executive Vice President and Director
                                              of Dean Witter Reynolds Inc. ("DWR"), Chairman and
                                              Director of Morgan Stanley Dean Witter Trust FSB ("MSDW
                                              Trust"), and Director and/or officer of various MSDW
                                              subsidiaries (until June, 1998).

Edwin J. Garn (65) .........................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                       Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt Lake City,
Salt Lake City, Utah                          Utah (1972-1974); formerly Astronaut, Space Shuttle
                                              Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                              Corporation (since January, 1993); Director of Franklin
                                              Covey (time management systems), John Alden Financial
                                              Corp. (health insurance), United Space Alliance (joint
                                              venture between Lockheed Martin and the Boeing Company)
                                              and Nuskin Asia Pacific (multilevel marketing); member
                                              of the board of various civic and charitable
                                              organizations.

John R. Haire (73) .........................  Chairman of the Audit Committee and Director or Trustee
Trustee                                       of the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                        Audit Committee and Trustee of the TCW/DW Funds;
New York, New York                            formerly Chairman of the Independent Directors or
                                              Trustees of the Morgan Stanley Dean Witter Funds and the
                                              TCW/DW Funds (until June, 1998); formerly President,
                                              Council for Aid to Education (1978-1989) and Chairman
                                              and Chief Executive Officer of Anchor Corporation, an
                                              Investment Adviser (1964-1978).

Wayne E. Hedien (64)........................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                    mortgage insurance); Trustee and Vice Chairman of The
 Weitzen Shalov & Wein                        Field Museum of Natural History; formerly associated
Counsel to the Independent Trustees           with the Allstate Companies (1966-1994), most recently
114 West 47th Street                          as Chairman of The Allstate Corporation (March,
New York, New York                            1993-December, 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July, 1989-December, 1994); director
                                              of various other business and charitable organizations.

                                       8

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Dr. Manuel H. Johnson (49) .................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Director or Trustee of the Morgan Stanley
Washington, DC                                Dean Witter Funds; Trustee of the TCW/DW Funds; Director
                                              of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight organization
                                              of the Financial Accounting Standards Board); formerly
                                              Vice Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant Secretary of
                                              the U.S. Treasury (1982-1986).

Michael E. Nugent (62) .....................  General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the
Triumph Capital, L.P.                         Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                               Funds; formerly Vice President, Bankers Trust Company
New York, New York                            and BT Capital Corporation (1984-1988); Director of
                                              various business organizations.

Philip J. Purcell* (54) ....................  Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDW, DWR and Novus Credit Services Inc.;
1585 Broadway                                 Director of MSDW Distributors; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds; Director and/or
                                              officer of various MSDW subsidiaries.

John L. Schroeder (67) .....................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky Weitzen            Citizens Utilities Company; formerly Executive Vice
 Shalov & Wein                                President and Chief Investment Officer of the Home
Counsel to the Independent Trustees           Insurance Company (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                               Senior Vice President (since March, 1997), Secretary and
Vice President, Secretary                     General Counsel (since February, 1997) and Director
 and General Counsel                          (since July, 1998) of MSDW Advisors and MSDW Services;
Two World Trade Center                        Senior Vice President (since March, 1997) and Assistant
New York, New York                            Secretary and Assistant General Counsel (since February,
                                              1997) of MSDW Distributors; Assistant Secretary of DWR
                                              (since August, 1996); Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean Witter Funds
                                              and the TCW/DW Funds (since February, 1997); previously
                                              First Vice President (June, 1993-February, 1997), Vice
                                              President (until June, 1993) and Assistant Secretary and
                                              Assistant General Counsel of MSDW Advisors and MSDW
                                              Services and Assistant Secretary of the Morgan Stanley
                                              Dean Witter Funds and the TCW/DW Funds.

                                       9

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Peter Hermann (38)  ......................... Vice President of MSDW Advisors (since May, 1995) and
Vice President                                portfolio manager with MSDW Advisors (since March,
Two World Trade Center                        1994); Vice President of various Morgan Stanley Dean
New York, New York                            Witter Funds; previously portfolio manager with The Bank
                                              of New York (August, 1987-February, 1994).

Thomas F. Caloia (52)  ...................... First Vice President and Assistant Treasurer of MSDW
Treasurer                                     Advisors and MSDW Services; Treasurer of the Morgan
Two World Trade Center                        Stanley Dean Witter Funds and the TCW/DW Funds.

New York, New York


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, and Kenton J. Hinchliffe, Anita H. Kolleeny, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of MSDW Advisors, are Vice Presidents of the Fund, and Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 132 portfolios. As of June 30, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106.8 billion and more than six million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

   The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

   Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended May 31, 1998.

                              FUND COMPENSATION



                               AGGREGATE
    NAME OF INDEPENDENT       COMPENSATION
TRUSTEE                      FROM THE FUND
--------------------------  ---------------
Michael Bozic .............      $1,650
Edwin J. Garn .............       1,800
John R. Haire .............       3,650
Wayne E. Hedien............       1,332
Dr. Manuel H. Johnson  ....       1,750
Michael E. Nugent..........       1,800
John L. Schroeder..........       1,800



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.

   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                           FOR SERVICE AS
                                                            CHAIRMAN OF
                          FOR SERVICE                       INDEPENDENT      FOR SERVICE AS      TOTAL CASH
                         AS DIRECTOR OR    FOR SERVICE       DIRECTORS/       CHAIRMAN OF       COMPENSATION
                          TRUSTEE AND     AS TRUSTEE AND    TRUSTEES AND      INDEPENDENT     FOR SERVICES TO
                           COMMITTEE        COMMITTEE          AUDIT            TRUSTEES     84 MORGAN STANLEY
                           MEMBER OF        MEMBER OF     COMMITTEES OF 84     AND AUDIT        DEAN WITTER
NAME OF                84 MORGAN STANLEY    14 TCW/DW      MORGAN STANLEY   COMMITTEES OF 14    FUNDS AND 14
INDEPENDENT TRUSTEE    DEAN WITTER FUNDS      FUNDS      DEAN WITTER FUNDS    TCW/DW FUNDS      TCW/DW FUNDS
---------------------  ----------------- --------------  ----------------- ----------------  -----------------
Michael Bozic ........      $133,602            --               --                --             $133,602
Edwin J. Garn ........       149,702            --               --                --              149,702
John R. Haire ........       149,702         $73,725          $157,463          $25,350            406,240
Wayne E. Hedien.......        39,010            --               --                --               39,010
Dr. Manuel H. Johnson        145,702          71,125             --                --              216,827
Michael E. Nugent  ...       149,702          73,725             --                --              223,427
John L. Schroeder ....       149,702          73,725             --                --              223,427



   As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible

Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

        RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                             ESTIMATED
                                                               RETIREMENT      ANNUAL
                               ESTIMATED                        BENEFITS      BENEFITS
                                CREDITED                       ACCRUED AS       UPON
                                 YEARS          ESTIMATED       EXPENSES     RETIREMENT
                             OF SERVICE AT    PERCENTAGE OF      BY ALL       FROM ALL
    NAME OF INDEPENDENT        RETIREMENT       ELIGIBLE        ADOPTING      ADOPTING
TRUSTEE                       (MAXIMUM 10)    COMPENSATION       FUNDS        FUNDS(2)
--------------------------  --------------- ---------------  ------------- ------------
Michael Bozic .............        10             58.82%       $  20,499      $ 55,026
Edwin J. Garn .............        10             58.82           30,878        55,026
John R. Haire .............        10             58.82          (19,823) (3)  132,002
Wayne E. Hedien............         9             50.00                0        46,772
Dr. Manuel H. Johnson  ....        10             58.82           12,832        55,026
Michael E. Nugent .........        10             58.82           22,546        55,026
John L. Schroeder..........         8             49.02           39,350        46,123



(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Fund's Investment Manager.

INDUSTRY AND STOCK SELECTION APPROACH

   As stated in the Prospectus, in managing the Fund's portfolio the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on four basic assumptions: (1) industry trends are a primary force governing company earnings; (2) conventional forecasts by security analysts of company earnings do not fully reflect underlying industry conditions or changing economic cycles; (3) the market's perception of industry trends is often transitory or exaggerated; and (4) distortions in relative valuations beyond their normal ranges provide significant buying or selling opportunities.

   The Investment Manager will invest principally in those mid-cap companies that have above-average relative growth potential. Mid-cap companies typically have a better growth potential than their large-cap counterparts because they are still in the early and more dynamic period of their corporate existences. Often mid-size companies and the industries in which they are focused are still evolving as opposed to the more mature industries served by large-cap companies. Moreover, mid-cap companies are not considered "emerging" stocks, nor are they as volatile as small-cap firms. This is due to the fact that mid-cap companies have increased liquidity, attributable to their larger market capitalization as well as longer and more established track records, and a stronger market presence and dominance than small-cap firms. Consequently, because of the better growth inherent in these companies and their industries, mid-cap companies offer superior return potential to large-cap companies, yet owing to their relatively larger size and better recognition in the investment community, they have a reduced risk profile compared to smaller, emerging or micro-cap companies.

   The Investment Manager may use models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Considerations may pertain to an assessment of the stage of the economic cycle, the anticipated direction or movement of interest rates, or a judgment as to which industries and common stocks may show relative outperformance based on the following: (1) economic indicators that may be specific to particular industries; and (2) financial variables which could include an analysis of cash flow, asset value, historical or projected earnings, absolute or relative price/earnings ratios, dividend discount models, or other factors.

   The Investment Manager will use an industry approach that seeks to diversify the assets of the Fund in approximately 18 to 35 industries. The Fund will hold less than 5% of its net assets in any one security and will hold less than 10% of its net assets in any one industry. Companies will be selected based on at least three-year track records, and purchases will be primarily focused on companies that: (1) have the potential for above-average relative earnings growth; (2) are focused in industries that are rapidly expanding or have the potential to see increasing sales or earnings; (3) historically have had well-defined and recurring revenues; or (4) are attractive based on an assessment of private market or franchise values.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The Fund may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

SECURITY LOANS

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, (subject to notice provisions described below) and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

   A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis. During the fiscal year ended May 31, 1998, the Fund did not loan any of its portfolio securities.


OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same securities to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade debt obligations in an amount equal to at least the exercise price of the option, at all times, during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addi-tion, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other high grade debt obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

FOREIGN SECURITIES

   As stated in the Prospectus, the Fund may invest in securities issued by foreign issuers. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit.


WHEN, AS AND IF ISSUED SECURITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


PRIVATE PLACEMENTS

   The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

   In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended May 31, 1996, 1997 and 1998, the Fund paid a total of $964,704, $1,114,491 and $1,679,879, respectively, in brokerage commissions.

   The Investment Manager currently serves as investment manager or adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended May 31, 1998, the Fund paid $1,465,288 in brokerage commissions in connection with transactions in the aggregate amount of $931,998,235 to brokers because of research services provided.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended May 31, 1996, 1997 and 1998, the Fund paid a total of $114,915, $64,885 and $91,976, respectively, in brokerage commissions to DWR. During the fiscal year ended May 31, 1998, the brokerage commissions paid to DWR represented approximately 5.48% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 6.80% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid. During the period June 1, 1997 through May 31, 1998, the Fund paid a total of $88,675 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 5.28% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 6.43% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended May 31, 1996, 1997 and 1998, the Fund did not effect any principal transactions with DWR.

   During the fiscal year ended May 31, 1998, the Fund purchased common stock issued by Bear Stearns Companies, Inc. and Lehman Brothers Holdings, Inc., which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At May 31, 1998, the Fund did not hold any securities of such brokers or dealers.


THE DISTRIBUTOR
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   As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION


   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $490,000, $730,000 and $800,000 in contingent deferred sales charges from Class B for the fiscal years ended May 31, 1996, 1997 and 1998, respectively, (b) approximately $7,185 and $2,004 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended May 31, 1998, and (c) approximately $59,000 in front-end sales charges from Class A for the fiscal year ended May 31, 1998, none of which was retained by the Distributor.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan of Distribution equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


   The Plan was originally adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan) (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, at their Meeting held on July 14, 1994, and by MSDW Advisors, the then sole shareholder of the Fund, on July 15, 1994. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, for the fiscal year ended May 31, 1998, of $5,693,336. This amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through May 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $3,277 and $26,884, respectively, which amounts are equal to 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, for such period.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


   With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

   With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and DWR's Fund-associated distribution-related expenses, including sales compensation and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended May 31, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $28,253,198 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 7.08% ($1,999,460)--advertising and promotional expenses; (ii) 0.81% ($229,661)--printing of prospectuses for distribution to other than current shareholders; and (iii) 92.11% ($26,024,077)--other expenses, including the gross sales credit and the carrying charge, of which 6.07% ($1,580,793) represents carrying charges, 37.90% ($9,862,865) represents commission credits to DWR branch offices and other selected broker-dealers for payments of commissions to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives and 56.03% ($14,580,419) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28, 1997 through May 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $14,280,349 at May 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, MSDW Services, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1995 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
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   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Reverend Dr. Martin Luther King, Jr. Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


PURCHASE OF FUND SHARES
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   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares,all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None

   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:


        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None


   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Mid-Cap Growth Fund or in another Class of Morgan Stanley Dean Witter Mid-Cap Growth Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark)   Shareholders may subscribe to EasyInvest, an
automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").


   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Mid-Cap Growth Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the investment period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares of the Fund exchanged into the Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The investment period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CSDC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchaser payment for, or (b) the current net asset value of, those exchanged in non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.


   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.


   Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before the gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for taxes purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.


   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax rate on long-term capital gains from 28% to 20%. It also lengthens the required holding period to obtain the lower rate from more than twelve months to more than eighteen months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to more than twelve months for transactions occurring after January 1, 1998. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

   The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.


   As stated under "Investment Objectives and Policies" in the Prospectus, the Fund may invest up to 35% of its portfolio in securities other than common stocks, including U.S. Government securities. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.


   Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.


   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the fiscal year ended May 31, 1998 and for the period September 29, 1994 (commencement of the Fund's operation) through May 31, 1998 were 19.68% and 23.51%, respectively.

   For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through May 31, 1998 were 6.85%, 11.01% and 12.89% for Class A, Class C and Class D, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types to total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based upon this calculation, the average annual total returns of Class B for the fiscal year ended May 31, 1998 and for the period September 29, 1994 through May 31, 1998 were 24.68% and 23.82%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended May 31, 1998 and for the period September 29, 1994 through May 31, 1998 were 24.68% and 118.98%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28, 1997 through May 31, 1998 were 12.77%, 12.01% and 12.89%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at May 31, 1998:



             INCEPTION     INVESTMENT AT INCEPTION OF:
            ----------- -----------------------------------
CLASS          DATE:      $10,000    $50,000   $100,000
----------  -----------  ---------  --------- ----------
Class A  ..   7/28/97     $10,685   $ 54,130   $109,387
Class B  ..   9/29/94      21,898    109,490    218,980
Class C  ..   7/28/97      11,201     56,005    112,010
Class D  ..   7/28/97      11,289     56,445    112,890



   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the
Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and Morgan Stanley Dean Witter Distributors Inc., the Fund's

Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------


   PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year is May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The annual financial statements of the Fund for the year ended May 31, 1998, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998


 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (95.1%)
             Advertising (2.6%)
   181,225   HA-LO Industries, Inc.* ......................................... $ 5,606,648
   270,000   Snyder Communications, Inc.* ....................................  10,884,375
                                                                              ------------
                                                                                16,491,023
                                                                              ------------
             Apparel (3.8%)
   140,000   Jones Apparel Group, Inc.* ......................................   8,872,500
   150,000   Tommy Hilfiger Corp.* ...........................................  10,087,500
   140,000   Warnaco Group, Inc. (Class A) ...................................   5,775,000
                                                                              ------------
                                                                                24,735,000
                                                                              ------------
             Automotive -Replacement Parts (0.5%)
    50,000   Magna International Inc. (Class A)(Canada)  .....................   3,525,000
                                                                              ------------
             Biotechnology (2.5%)
   320,000   BioChem Pharma, Inc. (Canada)* ..................................   8,360,000
   200,000   Centocor, Inc.* .................................................   7,800,000
                                                                              ------------
                                                                                16,160,000
                                                                              ------------
             Broadcast Media (0.7%)
   100,000   Cox Radio, Inc. (Class A)* ......................................   4,212,500
                                                                              ------------
             Building Materials (1.7%)
   170,000   Southdown, Inc. .................................................  11,156,250
                                                                              ------------
             Communications Equipment (2.1%)
   200,000   CIENA Corp.* ....................................................  10,350,000
   200,000   Pairgain Technologies, Inc.* ....................................   3,125,000
                                                                              ------------
                                                                                13,475,000
                                                                              ------------
             Computer Equipment (1.1%)
   175,000   EMC Corp.* ......................................................   7,251,562
                                                                              ------------
             Computer Software (7.8%)
   250,000   Cadence Design Systems, Inc.* ...................................   8,812,500
   125,000   Compuware Corp.* ................................................   5,734,375
   170,000   Network Associates, Inc.* .......................................  10,412,500
   440,000   Platinum Technology, Inc.* ......................................  11,990,000
   275,000   Software AG Systems, Inc.* ......................................   6,703,125
   150,000   Synopsys, Inc.* .................................................   6,440,625
                                                                              ------------
                                                                                50,093,125
                                                                              ------------
             Computer Software & Services (4.0%)
   180,000   Citrix Systems, Inc.* ...........................................   9,382,500
   350,000   Legato Systems, Inc.* ...........................................   9,975,000
   140,000   Visio Corp.* ....................................................   6,545,000
                                                                              ------------
                                                                                25,902,500
                                                                              ------------
             Computers (1.9%)
   100,000   FileNET Corp.* .................................................. $ 5,500,000
   125,000   Lexmark International Group, Inc. (Class A)* ....................   6,937,500
                                                                              ------------
                                                                                12,437,500
                                                                              ------------
             Consumer Business Services (1.5%)
   290,000   AccuStaff Inc.* .................................................   9,551,875
                                                                              ------------
             Consumer Products (1.3%)
   200,000   Dominick's Supermarkets, Inc.* ..................................   8,625,000
                                                                              ------------
             Drugs (3.2%)
   240,000   ICN Pharmaceuticals, Inc. .......................................  10,365,000
   250,000   Medicis Pharmaceutical Corp. (Class A)* .........................  10,156,250
                                                                              ------------
                                                                                20,521,250
                                                                              ------------
             Electronics (3.1%)
   125,000   Avid Technology, Inc.* ..........................................   5,062,500
   180,000   Jabil Circuit, Inc.* ............................................   6,131,250
   115,000   Sanmina Corp* ...................................................   8,941,250
                                                                              ------------
                                                                                20,135,000
                                                                              ------------
             Energy (7.6%)
    50,000   Camco International Inc.  .......................................   3,487,500
   200,000   Diamond Offshore Drilling, Inc. .................................   9,562,500
   150,000   Evi Weatherford Inc.* ...........................................   7,584,375
   375,000   R&B Falcon Corp.* ...............................................  10,757,812
   150,000   Rowan Companies, Inc.* ..........................................   3,834,375
   150,000   Stolt Comex Seaway, S.A. (United Kingdom)* ......................   4,734,375
   350,000   Varco International, Inc.* ......................................   9,121,875
                                                                              ------------
                                                                                49,082,812
                                                                              ------------
             Environmental Control (1.4%)
   500,000   Newpark Resources, Inc.* ........................................   9,093,750
                                                                              ------------
             Financial -Miscellaneous (3.0%)
   130,000   Newcourt Credit Group Inc. (Canada)  ............................   6,386,250
   200,000   Providian Financial Corp. .......................................  12,725,000
                                                                              ------------
                                                                                19,111,250
                                                                              ------------
             Healthcare Products & Services (7.0%)
    12,500   Concentra Managed Care, Inc.* ...................................     292,188
    72,000   Express Scripts, Inc. (Class A)* ................................   5,508,000
   225,000   Health Management Associates, Inc. (Class A)* ...................   6,707,813
   300,000   HealthSouth Corp.* ..............................................   8,512,500

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       47

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
   190,000   IDX Systems Corp.* ..............................................$  7,956,250
   160,000   Renal Care Group, Inc.* .........................................   5,770,000
   350,000   Total Renal Care Holdings, Inc.* ................................  10,740,625
                                                                              ------------
                                                                                45,487,376
                                                                              ------------
             Home Entertainment (1.0%)
   150,000   Electronic Arts Inc.* ...........................................   6,487,500
                                                                              ------------
             Insurance (1.2%)
   150,000   Hartford Life, Inc. (Class A)  ..................................   7,725,000
                                                                              ------------
             Internet (1.1%)
   200,000   At Home Corp. (Series A)* .......................................   6,925,000
                                                                              ------------
             Life & Health Insurance (1.8%)
   250,000   Conseco, Inc.  ..................................................  11,656,250
                                                                              ------------
             Manufacturing -Diversified (2.1%)
   250,000   Tyco International Ltd.  ........................................  13,843,750
                                                                              ------------
             Media Group (6.5%)
   225,000   Chancellor Media Corp.* .........................................   9,393,750
    75,000   Clear Channel Communications, Inc.* .............................   7,190,625
   150,000   Jacor Communications, Inc.* .....................................   7,912,500
   300,000   Outdoor Systems, Inc.* ..........................................   9,000,000
   235,000   Univision Communications, Inc. (Class A)* .......................   8,166,250
                                                                              ------------
                                                                                41,663,125
                                                                              ------------
             Medical Products & Supplies (0.2%)
    39,000   North American Scientific, Inc.* ................................   1,126,125
                                                                              ------------
             Pharmaceuticals (1.4%)
   107,000   Shire Pharmaceuticals Group PLC (ADR)* (United Kingdom) .........   2,046,375
   160,000   Watson Pharmaceuticals, Inc.* ...................................   7,000,000
                                                                              ------------
                                                                                 9,046,375
                                                                              ------------
             Pollution Control (6.1%)
   400,000   Allied Waste Industries, Inc.* ..................................  10,550,000
   275,000   Eastern Environmental Services, Inc.* ...........................   7,768,750
   260,000   U.S. Filter Corp.* ..............................................   7,913,750
   275,000   U.S.A. Waste Services, Inc.* ....................................  12,976,562
                                                                              ------------
                                                                                39,209,062
                                                                              ------------

             Restaurants (2.8%)
   280,000   Showbiz Pizza Time, Inc.* .......................................$  9,940,000
   175,000   Starbucks Corp.* ................................................   8,378,125
                                                                              ------------
                                                                                18,318,125
                                                                              ------------
             Retail (2.8%)
             Abercrombie & Fitch Co.
   165,000   (Class A)* ......................................................   6,971,250
    50,000   General Nutrition Companies, Inc.* ..............................   1,575,000
   250,000   Proffitt's, Inc.* ...............................................   9,812,500
                                                                              ------------
                                                                                18,358,750
                                                                              ------------
             Retail -Department Stores (1.8%)
    80,000   Dillard's, Inc. (Class A) .......................................   3,365,000
   225,000   Dollar General Corp. ............................................   8,578,125
                                                                              ------------
                                                                                11,943,125
                                                                              ------------
             Retail -Specialty (4.2%)
   190,000   Consolidated Stores Corp.* ......................................   7,255,625
   300,000   Finish Line, Inc. (Class A)* ....................................   7,087,500
   500,000   Staples, Inc.* ..................................................  12,531,250
                                                                              ------------
                                                                                26,874,375
                                                                              ------------
             Retail -Specialty Apparel (1.4%)
   190,000   Stage Stores, Inc.* .............................................   8,858,750
                                                                              ------------
             Telecommunications (2.2%)
   190,000   Pacific Gateway Exchange, Inc.* .................................   8,075,000
   350,000   Vanguard Cellular Systems, Inc. (Class A)* ......................   6,278,125
                                                                              ------------
                                                                                14,353,125
                                                                              ------------
             Utilities -Electric (1.7%)
   225,000   AES Corp.* ......................................................  10,701,563
                                                                              ------------
             TOTAL COMMON STOCKS (Identified Cost $563,762,612) .............. 614,137,773
                                                                              ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (4.1%)
   $10,200   U.S. GOVERNMENT AGENCY (a) (1.6%)
             Federal Home Loan Mortgage Corp. 5.50% due 06/01/98 (Amortized
             Cost $10,200,000) ............................................... 10,200,000
                                                                              ------------


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (2.5%)
   $15,837   The Bank of New York 5.50% due 06/01/98 (dated 05/29/98;
             proceeds $15,844,654)(b)
             (Identified Cost $15,837,395) ...................................  $15,837,395
                                                                              --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $26,037,395) ...................................   26,037,395
                                                                              --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $589,800,007)(C) .    99.2%   640,175,168
OTHER ASSETS IN EXCESS OF
LIABILITIES........................    0.8       5,399,739
                                    -------- -------------
NET ASSETS.........................   100.0%  $645,574,907
                                    ======== =============


------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $15,105,582 U.S. Treasury Note 7.50% due 05/15/02 valued at $16,154,143.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $67,382,362 and the aggregate gross unrealized depreciation is $17,007,201, resulting in net unrealized appreciation of $50,375,161.


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998



 ASSETS:
Investments in securities, at value
 (identified cost $589,800,007).............    $640,175,168
Receivable for:
  Investments sold .........................      19,972,517
  Shares of beneficial interest sold  ......       1,689,528
  Dividends ................................          38,125
Deferred organizational expenses ...........          42,651
Prepaid expenses and other assets ..........          89,676
                                             --------------
  TOTAL ASSETS .............................     662,007,665
                                             --------------
LIABILITIES:
Payable for:
  Investments purchased.....................      14,139,345
  Shares of beneficial interest
   repurchased..............................       1,224,538
  Plan of distribution fee..................         569,716
  Investment management fee.................         426,321
Accrued expenses and other payables  .......          72,838
                                             --------------
  TOTAL LIABILITIES ........................      16,432,758
                                             --------------
  NET ASSETS................................    $645,574,907
                                             ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................    $506,745,908
Net unrealized appreciation ................      50,375,161
Accumulated undistributed net realized
 gain.......................................      88,453,838
                                             --------------
  NET ASSETS ...............................    $645,574,907
                                             ==============
CLASS A SHARES:
Net Assets..................................    $  2,875,594
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         166,357
  NET ASSET VALUE PER SHARE ................    $      17.29
                                             ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset
   value) ..................................    $      18.25
                                             ==============
CLASS B SHARES:
Net Assets..................................    $635,816,029
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................      37,034,486
  NET ASSET VALUE PER SHARE ................    $      17.17
                                             ==============
CLASS C SHARES:
Net Assets..................................    $  5,802,131
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................         337,906
  NET ASSET VALUE PER SHARE ................    $      17.17
                                             ==============
CLASS D SHARES:
Net Assets..................................    $  1,081,153
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................          62,443
  NET ASSET VALUE PER SHARE ................    $      17.31
                                             ==============



STATEMENT OF OPERATIONS
For the year ended May 31, 1998*


NET INVESTMENT INCOME:
INCOME
Dividends (net of $6,428 foreign withholding
 tax) .......................................   $  1,911,801
Interest ....................................      1,635,606
                                               -------------
  TOTAL INCOME ..............................      3,547,407
                                               -------------
EXPENSES
Plan of distribution fee (Class A shares) ...          3,277
Plan of distribution fee (Class B shares) ...      5,693,336
Plan of distribution fee (Class C shares) ...         26,884
Investment management fee....................      4,285,550
Transfer agent fees and expenses.............        682,082
Registration fees ...........................        180,094
Custodian fees...............................         51,400
Professional fees ...........................         50,182
Shareholder reports and notices .............         39,674
Organizational expenses .....................         30,229
Trustees' fees and expenses..................         14,381
Other........................................          7,524
                                               -------------
  TOTAL EXPENSES ............................     11,064,613
                                               -------------
  NET INVESTMENT LOSS .......................     (7,517,206)
                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain............................    120,508,014
Net change in unrealized appreciation  ......     (3,609,267)
                                               -------------
  NET GAIN ..................................    116,898,747
                                               -------------
NET INCREASE ................................   $109,381,541
                                               =============


------------
*
      Class A, Class C and Class D shares were issued July 28, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR    FOR THE YEAR
                                                             ENDED           ENDED
                                                         MAY 31, 1998*    MAY 31, 1997
------------------------------------------------------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................   $ (7,517,206)   $ (3,745,901)
Net realized gain......................................    120,508,014      18,972,626
Net change in unrealized appreciation .................     (3,609,267)     10,689,644
                                                        --------------- --------------
  NET INCREASE ........................................    109,381,541      25,916,369
                                                        --------------- --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares ........................................        (57,133)        --
Class B shares ........................................    (38,691,036)    (28,296,177)
Class C shares ........................................       (196,298)        --
Class D shares ........................................        (20,585)        --
                                                        --------------- --------------
  TOTAL DISTRIBUTIONS .................................    (38,965,052)    (28,296,177)
                                                        --------------- --------------
Net increase from transactions in shares of beneficial
 interest..............................................    156,406,489     111,860,026
                                                        --------------- --------------
  NET INCREASE ........................................    226,822,978     109,480,218
NET ASSETS:
Beginning of period....................................    418,751,929     309,271,711
                                                        --------------- --------------
  END OF PERIOD .......................................   $645,574,907    $418,751,929
                                                        =============== ==============

------------
*
      Class A, Class C and Class D shares were issued July 28, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund seeks to achieve its objective by investing primarily in domestic and foreign equity securities of "mid-cap" companies. The Fund was organized as a Massachusetts business trust on May 25, 1994 and commenced operations on September 29, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:


 OLD NAME                              NEW NAME
 ------------------------------------  ------------------------------------------------
 Dean Witter Mid-Cap Growth Fund       Morgan Stanley Dean Witter Mid-Cap Growth Fund
 Dean Witter InterCapital Inc.         Morgan Stanley Dean Witter Advisors Inc.
 Dean Witter Distributors Inc.         Morgan Stanley Dean Witter Distributors Inc.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

 A. VALUATION OF INVESTMENTS-- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

"Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


 B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

 C. MULTIPLE CLASS ALLOCATIONS-- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

 D. FEDERAL INCOME TAX STATUS-- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

 E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


F. ORGANIZATIONAL EXPENSES-- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $156,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund as of the close of each business day: 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors Inc. and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $14,280,349 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $7,185, $800,755 and $2,004, respectively and received $59,087 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $1,012,812,830 and $920,667,492, respectively.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

For the year ended May 31, 1998, the Fund incurred $91,976 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At May 31, 1998, the Fund's payable for investments purchased included unsettled trades with DWR of $244,938.


For the year ended May 31, 1998, the Fund incurred $88,675 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund. At May 31, 1998 the Fund's payable for investments purchased included an unsettled trade with Morgan Stanley & Co., Inc. of $620,730.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                          FOR THE YEAR                     FOR THE YEAR
                                             ENDED                            ENDED
                                          MAY 31, 1998                     MAY 31, 1997
                                -------------------------------- --------------------------------
                                     SHARES          AMOUNT           SHARES          AMOUNT
                                --------------- ---------------  --------------- ---------------
CLASS A SHARES*
Sold ..........................       223,859     $   3,887,750         --               --
Reinvestment of distributions           3,525            57,133         --               --
Redeemed ......................       (61,027)       (1,101,805)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class A .........       166,357         2,843,078         --               --
                                --------------- ---------------  --------------- ---------------
CLASS B SHARES
Sold ..........................    20,515,049       348,155,548     21,016,632     $ 298,480,486
Reinvestment of distributions       2,245,246        36,260,726      1,950,535        26,449,257
Redeemed ......................   (14,102,658)     (237,680,244)   (15,064,395)     (213,069,717)
                                --------------- ---------------  --------------- ---------------
Net increase -Class B .........     8,657,637       146,736,030      7,902,772       111,860,026
                                --------------- ---------------  --------------- ---------------
CLASS C SHARES*
Sold ..........................       388,549         6,774,774         --               --
Reinvestment of distributions          11,759           190,027         --               --
Redeemed ......................       (62,402)       (1,095,646)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class C .........       337,906         5,869,155         --               --
                                --------------- ---------------  --------------- ---------------
CLASS D SHARES*
Sold ..........................       132,955         2,212,136         --               --
Reinvestment of distributions             495             8,020         --               --
Redeemed ......................       (71,007)       (1,261,930)        --               --
                                --------------- ---------------  --------------- ---------------
Net increase -Class D .........        62,443           958,226         --               --
                                --------------- ---------------  --------------- ---------------
Net increase in Fund ..........     9,224,343     $ 156,406,489      7,902,772     $ 111,860,026
                                =============== ===============  =============== ===============


------------
*       For the period July 28, 1997 (issue date) through May 31, 1998.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

6. FEDERAL INCOME TAX STATUS


As of May 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and net investment loss was credited $7,517,206.

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                             FOR THE PERIOD
                                                      FOR THE YEAR ENDED MAY 31,           SEPTEMBER 29, 1994*
                                            ----------------------------------------------       THROUGH
                                               1998**++          1997           1996          MAY 31, 1995
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $14.76          $15.11         $10.81            $10.00
                                            -------------- --------------  -------------- -------------------
Net investment loss .......................      (0.22)          (0.13)         (0.10)            (0.01)
Net realized and unrealized gain ..........       3.79            0.94           5.60              0.84
                                            -------------- --------------  -------------- -------------------
Total from investment operations ..........       3.57            0.81           5.50              0.83
                                            -------------- --------------  -------------- -------------------
Less distributions from net realized gain        (1.16)          (1.16)         (1.20)            (0.02)
                                            -------------- --------------  -------------- -------------------
Net asset value, end of period ............     $17.17          $14.76         $15.11            $10.81
                                            ============== ==============  ============== ===================
TOTAL INVESTMENT RETURN+ ..................     24.68 %         6.01 %         53.02 %           8.26 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................      1.93 %         1.99 %          2.05 %           2.21 %(2)
Net investment loss .......................     (1.31)%         (1.06)%        (1.05)%          (0.16)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $635,816        $418,752       $309,272          $115,126
Portfolio turnover rate ...................       169 %          209%            328 %            199%(1)
Average commission rate paid ..............     $0.0579        $0.0592         $0.0582             --


------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.10)
Net realized and unrealized gain ..........        2.12
                                            --------------
Total from investment operations ..........        2.02
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.29
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.77 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.19 %(2)
Net investment loss .......................       (0.70)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  2,876
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  16.43
                                            --------------
Net investment loss .......................       (0.20)
Net realized and unrealized gain ..........        2.10
                                            --------------
Total from investment operations ..........        1.90
                                            --------------
Less distributions from net realized gain         (1.16)
                                            --------------
Net asset value, end of period ............    $  17.17
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.01 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.94 %(2)
Net investment loss .......................       (1.40)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $  5,802
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............    $ 0.0579


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......      16.43
                                            --------------
Net investment loss .......................      (0.06)
Net realized and unrealized gain ..........       2.10
                                            --------------
Total from investment operations ..........       2.04
                                            --------------
Less distributions from net realized gain        (1.16)
                                            --------------
Net asset value, end of period ............     $17.31
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.89 %(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses...................................        0.93 %(2)
Net investment loss .......................       (0.41)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..     $ 1,081
Portfolio turnover rate ...................         169 %
Average commission rate paid ..............     $0.0579


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Growth Fund (the "Fund"), formerly Dean Witter Mid-Cap Growth Fund, at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1998

                        1998 Federal Tax Notice (unaudited)

    During the year ended May 31, 1998, the Fund paid to its shareholders $0.26 per share from long-term capital gains. Of this $0.26 distribution, $0.15 is taxable as 28% rate gain and $0.11 is taxable as 20% rate gain. For such period, 8.16% of the income paid qualified for the dividends received deduction available to corporations.

                           TCW/DW MID-CAP EQUITY TRUST

                                     PART C
                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION


     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of, Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, dated March 29, which was filed electronically pursuant to Regulation S-T on March 26, 1999 ("Post-Effective Amendment No. 6") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7377 and 33-63685) (the "Registration Statement").



ITEM 16. EXHIBITS

(1) Declaration of Trust dated October 16, 1995 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Registrant's initial Registration Statement); Amendment Establishing and Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 3)


(2) Amended and Restated By-Laws of Registrant dated as of January 28, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's initial registration statement on Form N-14 filed on March 1, 1999 (the "Initial Registration Statement on Form N-14").


(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) (a) Investment Advisory Agreement (incorporated herein by reference to
        Exhibit 5 to Pre-Effective Amendment No. 1)

    (b) Management Agreement (incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 1)

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 3)

    (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 3)

    (c) Selected Dealer Agreement (incorporated herein by reference to Exhibit 6(c) to Pre-Effective Amendment No. 1)

(8) Not Applicable

(9) (a) Custody Agreement dated November 30, 1995 (incorporated herein by reference to Exhibit 8(a) to Pre-Effective Amendment No. 1)

    (b) Amendment to the Custody Agreement (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 1)

    (c) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 5)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 3)


     (b) TCW/DW Fund Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit--Other to Post-Effective Amendment No.
        3)

(11) (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein (incorporated herein by reference to Exhibit 11 to the Initial Registration Statement on Form N-14).

     (b) Opinion and consent of Lane Altman & Owens (incorporated herein by reference to Exhibit 11 to the Initial Registration Statement on Form N-14).

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters (incorporated herein by reference to Exhibit 12 to the Initial Registration Statement on Form N-14).


(13) Not Applicable

(14) Consent of Independent Accountants

(15) Not Applicable


(16) Powers of Attorney (incorporated herein by reference to Exhibit 16 to the Initial Registration Statement on Form N-14).


(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended November 30, 1998 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 14, 1999)

     (b) Form of Proxy


     (c) Voting Instruction Card (incorporated herein by reference to Exhibit 17 to the Initial Registration Statement on Form N-14).



ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURE


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 5th day of April, 1999.


                                        TCW/DW MID-CAP EQUITY TRUST

                                        By: /s/ Barry Fink
                                          -------------------------------------
                                          Barry Fink
                                          Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                        TITLE                    DATE
                 ---------                        -----                    ----
1.     Principal Executive Officer

       /s/ Charles A. Fiumefreddo      Chairman, Chief Executive      April 5 , 1999
       ---------------------------     Officer and Trustee
       Charles A. Fiumefreddo**

2.     Principal Financial Officer

       /s/ Thomas F. Caloia
       ---------------------------     Treasurer                      April 5, 1999
       Thomas F. Caloia

3.     Majority of Trustees
       Thomas E. Larkin, Jr.**         President and Trustee          April 5, 1999
       John C. Argue*                  Trustee                        April 5, 1999
       Richard M. DeMartini**          Trustee                        April 5, 1999
       John R. Haire*                  Trustee                        April 5, 1999
       Dr. Manuel H. Johnson*          Trustee                        April 5, 1999
       Michael E. Nugent*              Trustee                        April 5, 1999
       John L. Schroeder*              Trustee                        April 5, 1999
       Marc I. Stern**                 Trustee                        April 5, 1999



* By: /s/ Stuart M. Strauss
     .......................
     Attorney-in-Fact
     Dated: April 5, 1999

**By: /s/ Barry Fink
     ......................
     Barry Fink
     Attorney-in-Fact
     Dated: April 5, 1999

                                 EXHIBIT INDEX





 EXHIBIT                                         PAGE
  NUMBER                 EXHIBIT                NUMBER
--------- ------------------------------------ -------
(14)      Consent of Independent Accountants
(17)      Form of Proxy